Report of Independent Registered Public Accounting Firm

To the Board of Directors of Voya Retirement Insurance and Annuity Company and Contract Owners of Variable Annuity Account I of Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Variable Annuity Account I of Voya Retirement Insurance and Annuity Company (the Separate Account), as of December 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/S/ ERNST & YOUNG LLP

We have served as the Separate Accounts Auditor since 2001.
San Antonio, TX
March 27, 2024

Appendix

Subaccounts comprising Variable Annuity Account I of Voya Retirement Insurance and Annuity Company

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. Core Equity Fund - Series I	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Main Street Fund - Series I
Artisan International Fund - Investor Shares
Calvert VP SRI Balanced Portfolio - Class I
American Funds® EuroPacific Growth Fund® - Class R-4
Federated Hermes Fund for U.S. Government Securities II - Primary Shares
Federated Hermes Government Money Fund II - Service Shares
Federated Hermes High Income Bond Fund II - Primary Shares
Federated Hermes Kaufmann Fund II - Primary Shares
Federated Hermes Managed Volatility Fund II - Primary Shares
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP High Income Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
American Funds® The Growth Fund of America® - Class R-4
Neuberger Berman Sustainable Equity Fund - Trust Class Shares
PIMCO VIT Real Return Portfolio - Administrative Class
Pioneer Equity Income VCT Portfolio - Class I
Pioneer Mid Cap Value VCT Portfolio - Class I
Voya Balanced Portfolio - Class I
Voya Government Money Market Portfolio - Class I
Voya Intermediate Bond Portfolio - Class I
Voya Balanced Income Portfolio - Service Class
Voya Global Perspectives® Portfolio - Class A
Voya High Yield Portfolio - Institutional Class
Voya Large Cap Growth Portfolio - Institutional Class
Voya Large Cap Value Portfolio - Service Class
Voya Retirement Conservative Portfolio - Adviser Class
Voya Retirement Growth Portfolio - Adviser Class
Voya Retirement Moderate Growth Portfolio - Adviser Class
Voya Retirement Moderate Portfolio - Adviser Class
Voya U.S. Stock Index Portfolio - Institutional Class
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
VY® Invesco Growth and Income Portfolio - Service Class
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
Voya Global Bond Portfolio - Initial Class	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Voya Global Insights Portfolio - Initial Class
Voya International High Dividend Low Volatility Portfolio - Initial Class
Voya Solution Moderately Aggressive Portfolio - Service Class
VY® Baron Growth Portfolio - Service Class
VY® Invesco Equity and Income Portfolio - Initial Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Voya Strategic Allocation Conservative Portfolio - Class I
Voya Strategic Allocation Growth Portfolio - Class I
Voya Strategic Allocation Moderate Portfolio - Class I
Voya Growth and Income Portfolio - Class I
Voya Global High Dividend Low Volatility Portfolio - Class S
Voya Index Plus LargeCap Portfolio - Class I
Voya Index Plus MidCap Portfolio - Class I
Voya International Index Portfolio - Class I
Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya Russell™ Large Cap Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class S
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Voya Russell™ Small Cap Index Portfolio - Class I
Voya Small Company Portfolio - Class I
Voya MidCap Opportunities Portfolio - Class I
Voya MidCap Opportunities Portfolio - Class S
Voya SmallCap Opportunities Portfolio - Class I
Voya SmallCap Opportunities Portfolio - Class S
Wanger Select
Wanger Acorn	For the period from April 21, 2023 (commencement of operations) through December 31, 2023

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Main Street Fund - Series I	Artisan International Fund - Investor Shares	Calvert VP SRI Balanced Portfolio - Class I	American Funds® EuroPacific Growth Fund® - Class R-4
Assets
Investments in mutual funds
at fair value	$8,028	$82	$41	$70	$23,204
Total assets	8,028	82	41	70	23,204
Net assets	$8,028	$82	$41	$70	$23,204

Net assets
Accumulation units	$8,028	$—	$41	$70	$23,204
Contracts in payout (annuitization)	—	82	—	—	—
Total net assets	$8,028	$82	$41	$70	$23,204

Total number of mutual fund shares	274,096	4,516	1,535	29,622	435,040

Cost of mutual fund shares	$8,258	$78	$46	$62	$22,046

	Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
Assets
Investments in mutual funds
at fair value	$170	$262	$135	$993	$2,330
Total assets	170	262	135	993	2,330
Net assets	$170	$262	$135	$993	$2,330

Net assets
Accumulation units	$110	$261	$130	$993	$2,319
Contracts in payout (annuitization)	60	1	5	—	11
Total net assets	$170	$262	$135	$993	$2,330

Total number of mutual fund shares	18,181	262,211	23,869	57,045	258,371

Cost of mutual fund shares	$159	$262	$125	$880	$2,098

The accompanying notes are an integral part of these financial statements.
4

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$16,636	$2	$40,358	$5,164	$58
Total assets	16,636	2	40,358	5,164	58
Net assets	$16,636	$2	$40,358	$5,164	$58

Net assets
Accumulation units	$16,636	$—	$40,358	$5,164	$58
Contracts in payout (annuitization)	—	2	—	—	—
Total net assets	$16,636	$2	$40,358	$5,164	$58

Total number of mutual fund shares	669,481	468	829,949	11,183	5,175

Cost of mutual fund shares	$15,234	$2	$31,023	$2,808	$67

	American Funds® The Growth Fund of America® - Class R-4	Neuberger Berman Sustainable Equity Fund - Trust Class Shares	PIMCO VIT Real Return Portfolio - Administrative Class	Pioneer Mid Cap Value VCT Portfolio - Class I	Voya Balanced Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$60,950	$2,908	$1	$1	$10,487
Total assets	60,950	2,908	1	1	10,487
Net assets	$60,950	$2,908	$1	$1	$10,487

Net assets
Accumulation units	$60,950	$2,908	$1	$1	$10,466
Contracts in payout (annuitization)	—	—	—	—	21
Total net assets	$60,950	$2,908	$1	$1	$10,487

Total number of mutual fund shares	976,491	72,226	51	64	709,126

Cost of mutual fund shares	$48,223	$2,849	$1	$1	$10,173

The accompanying notes are an integral part of these financial statements.
5

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	Voya Government Money Market Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A	Voya High Yield Portfolio - Institutional Class
Assets
Investments in mutual funds
at fair value	$11,046	$16,363	$79	$26	$1,080
Total assets	11,046	16,363	79	26	1,080
Net assets	$11,046	$16,363	$79	$26	$1,080

Net assets
Accumulation units	$11,045	$16,361	$79	$26	$1,080
Contracts in payout (annuitization)	1	2	—	—	—
Total net assets	$11,046	$16,363	$79	$26	$1,080

Total number of mutual fund shares	11,046,353	1,495,808	8,682	3,075	124,699

Cost of mutual fund shares	$11,046	$18,858	$90	$31	$1,197

	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$11,663	$162	$247	$32	$3
Total assets	11,663	162	247	32	3
Net assets	$11,663	$162	$247	$32	$3

Net assets
Accumulation units	$11,657	$162	$247	$32	$3
Contracts in payout (annuitization)	6	—	—	—	—
Total net assets	$11,663	$162	$247	$32	$3

Total number of mutual fund shares	856,372	29,695	31,629	2,800	264

Cost of mutual fund shares	$12,994	$154	$273	$35	$3

The accompanying notes are an integral part of these financial statements.
6

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Institutional Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
Assets
Investments in mutual funds
at fair value	$91	$39,669	$294	$26	$210
Total assets	91	39,669	294	26	210
Net assets	$91	$39,669	$294	$26	$210

Net assets
Accumulation units	$91	$39,669	$294	$26	$210
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$91	$39,669	$294	$26	$210

Total number of mutual fund shares	9,370	2,228,718	32,242	1,182	16,692

Cost of mutual fund shares	$113	$36,773	$313	$27	$266

	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	Voya Global Bond Portfolio - Initial Class	Voya Global Insights Portfolio - Initial Class	Voya International High Dividend Low Volatility Portfolio - Initial Class	Voya Solution Moderately Aggressive Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$61,090	$6,402	$30,890	$348	$3
Total assets	61,090	6,402	30,890	348	3
Net assets	$61,090	$6,402	$30,890	$348	$3

Net assets
Accumulation units	$61,090	$6,401	$30,865	$330	$3
Contracts in payout (annuitization)	—	1	25	18	—
Total net assets	$61,090	$6,402	$30,890	$348	$3

Total number of mutual fund shares	2,342,543	763,976	1,715,279	34,979	263

Cost of mutual fund shares	$63,716	$8,028	$31,334	$365	$3

The accompanying notes are an integral part of these financial statements.
7

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	VY® Baron Growth Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class	Voya Strategic Allocation Conservative Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$11,994	$3,139	$2,033	$17,334	$426
Total assets	11,994	3,139	2,033	17,334	426
Net assets	$11,994	$3,139	$2,033	$17,334	$426

Net assets
Accumulation units	$11,994	$3,139	$2,033	$17,097	$423
Contracts in payout (annuitization)	—	—	—	237	3
Total net assets	$11,994	$3,139	$2,033	$17,334	$426

Total number of mutual fund shares	508,475	75,223	196,674	203,678	38,524

Cost of mutual fund shares	$12,784	$3,300	$2,159	$17,627	$459

	Voya Strategic Allocation Growth Portfolio - Class I	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$107	$1,062	$3,659	$29	$704
Total assets	107	1,062	3,659	29	704
Net assets	$107	$1,062	$3,659	$29	$704

Net assets
Accumulation units	$107	$1,062	$3,541	$29	$643
Contracts in payout (annuitization)	—	—	118	—	61
Total net assets	$107	$1,062	$3,659	$29	$704

Total number of mutual fund shares	8,305	86,580	188,137	2,615	27,563

Cost of mutual fund shares	$96	$1,156	$4,465	$28	$648

The accompanying notes are an integral part of these financial statements.
8

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	Voya Index Plus MidCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$30,650	$535	$10,718	$804	$3,793
Total assets	30,650	535	10,718	804	3,793
Net assets	$30,650	$535	$10,718	$804	$3,793

Net assets
Accumulation units	$30,650	$529	$10,718	$804	$3,793
Contracts in payout (annuitization)	—	6	—	—	—
Total net assets	$30,650	$535	$10,718	$804	$3,793

Total number of mutual fund shares	1,588,993	48,213	168,508	23,999	133,230

Cost of mutual fund shares	$30,036	$482	$6,954	$541	$2,790

	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$397	$56	$196	$32,457	$10,550
Total assets	397	56	196	32,457	10,550
Net assets	$397	$56	$196	$32,457	$10,550

Net assets
Accumulation units	$397	$56	$196	$32,379	$10,550
Contracts in payout (annuitization)	—	—	—	78	—
Total net assets	$397	$56	$196	$32,457	$10,550

Total number of mutual fund shares	14,095	1,431	14,210	2,151,016	2,072,885

Cost of mutual fund shares	$259	$51	$209	$35,168	$12,960

The accompanying notes are an integral part of these financial statements.
9

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2023
(In thousands, except number of shares)

	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class S	Wanger Acorn
Assets
Investments in mutual funds
at fair value	$242	$1	$66	$2
Total assets	242	1	66	2
Net assets	$242	$1	$66	$2

Net assets
Accumulation units	$242	$1	$66	$2
Contracts in payout (annuitization)	—	—	—	—
Total net assets	$242	$1	$66	$2

Total number of mutual fund shares	68,386	65	3,857	143

Cost of mutual fund shares	$236	$2	$74	$2

The accompanying notes are an integral part of these financial statements.
10

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Main Street Fund - Series I	Artisan International Fund - Investor Shares	Calvert VP SRI Balanced Portfolio - Class I	American Funds® EuroPacific Growth Fund® - Class R-4
Net investment income (loss)
Investment income:
Dividends	$56	$1	$—	$1	$383
Expenses:
Mortality and expense risk charges	68	1	—	1	206
Net investment income (loss)	(12)	—	—	—	177

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(331)	(20)	—	1	453
Capital gains distributions	180	5	—	—	447
Total realized gain (loss) on investments
and capital gains distributions	(151)	(15)	—	1	900
Net unrealized appreciation
(depreciation) of investments	1,653	30	5	9	1,990
Net realized and unrealized gain (loss)
on investments	1,502	15	5	10	2,890
Net increase (decrease) in net assets
resulting from operations	$1,490	$15	$5	$10	$3,067

	Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
Net investment income (loss)
Investment income:
Dividends	$4	$12	$10	$—	$43
Expenses:
Mortality and expense risk charges	2	4	2	14	32
Net investment income (loss)	2	8	8	(14)	11

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(32)	—	(27)	(158)	(567)
Capital gains distributions	—	—	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	(32)	—	(27)	(158)	(567)
Net unrealized appreciation
(depreciation) of investments	35	—	34	299	716
Net realized and unrealized gain (loss)
on investments	3	—	7	141	149
Net increase (decrease) in net assets
resulting from operations	$5	$8	$15	$127	$160

The accompanying notes are an integral part of these financial statements.
11

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$307	$—	$179	$71	$2
Expenses:
Mortality and expense risk charges	149	—	330	68	1
Net investment income (loss)	158	—	(151)	3	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	223	—	550	398	(1)
Capital gains distributions	460	—	1,298	46	—
Total realized gain (loss) on investments
and capital gains distributions	683	—	1,848	444	(1)
Net unrealized appreciation
(depreciation) of investments	653	—	8,425	619	3
Net realized and unrealized gain (loss)
on investments	1,336	—	10,273	1,063	2
Net increase (decrease) in net assets
resulting from operations	$1,494	$—	$10,122	$1,066	$3

	American Funds® The Growth Fund of America® - Class R-4	Neuberger Berman Sustainable Equity Fund - Trust Class Shares	PIMCO VIT Real Return Portfolio - Administrative Class	Pioneer Equity Income VCT Portfolio - Class I	Pioneer Mid Cap Value VCT Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$298	$4	$—	$—	$—
Expenses:
Mortality and expense risk charges	491	23	—	—	—
Net investment income (loss)	(193)	(19)	—	—	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,152	11	—	(2)	—
Capital gains distributions	3,913	251	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	5,065	262	—	(2)	—
Net unrealized appreciation
(depreciation) of investments	11,679	352	—	1	—
Net realized and unrealized gain (loss)
on investments	16,744	614	—	(1)	—
Net increase (decrease) in net assets
resulting from operations	$16,551	$595	$—	$(1)	$—

The accompanying notes are an integral part of these financial statements.
12

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	Voya Balanced Portfolio - Class I	Voya Government Money Market Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A
Net investment income (loss)
Investment income:
Dividends	$185	$542	$659	$2	$2
Expenses:
Mortality and expense risk charges	98	119	151	1	—
Net investment income (loss)	87	423	508	1	2

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(13)	—	(303)	—	—
Capital gains distributions	42	—	—	—	2
Total realized gain (loss) on investments
and capital gains distributions	29	—	(303)	—	2
Net unrealized appreciation
(depreciation) of investments	1,304	—	762	6	(1)
Net realized and unrealized gain (loss)
on investments	1,333	—	459	6	1
Net increase (decrease) in net assets
resulting from operations	$1,420	$423	$967	$7	$3

	Voya High Yield Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class
Net investment income (loss)
Investment income:
Dividends	$70	$—	$3	$5	$—
Expenses:
Mortality and expense risk charges	15	150	4	4	—
Net investment income (loss)	55	(150)	(1)	1	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(18)	(957)	(127)	(91)	—
Capital gains distributions	—	—	2	5	2
Total realized gain (loss) on investments
and capital gains distributions	(18)	(957)	(125)	(86)	2
Net unrealized appreciation
(depreciation) of investments	71	4,380	146	104	2
Net realized and unrealized gain (loss)
on investments	53	3,423	21	18	4
Net increase (decrease) in net assets
resulting from operations	$108	$3,273	$20	$19	$4

The accompanying notes are an integral part of these financial statements.
13

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Institutional Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$—	$1	$573	$11	$—
Expenses:
Mortality and expense risk charges	—	1	336	5	—
Net investment income (loss)	—	—	237	6	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	—	1,035	(4)	—
Capital gains distributions	—	4	3,574	—	2
Total realized gain (loss) on investments
and capital gains distributions	—	4	4,609	(4)	2
Net unrealized appreciation
(depreciation) of investments	—	4	3,348	6	1
Net realized and unrealized gain (loss)
on investments	—	8	7,957	2	3
Net increase (decrease) in net assets
resulting from operations	$—	$8	$8,194	$8	$3

	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	Voya Global Bond Portfolio - Initial Class	Voya Global Insights Portfolio - Initial Class	Voya International High Dividend Low Volatility Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$4	$1,194	$232	$15	$15
Expenses:
Mortality and expense risk charges	3	535	58	289	5
Net investment income (loss)	1	659	174	(274)	10

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(60)	(186)	(159)	(273)	(4)
Capital gains distributions	—	5,858	—	3,172	—
Total realized gain (loss) on investments
and capital gains distributions	(60)	5,672	(159)	2,899	(4)
Net unrealized appreciation
(depreciation) of investments	71	3,138	304	4,967	36
Net realized and unrealized gain (loss)
on investments	11	8,810	145	7,866	32
Net increase (decrease) in net assets
resulting from operations	$12	$9,469	$319	$7,592	$42

The accompanying notes are an integral part of these financial statements.
14

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® Baron Growth Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$—	$—	$69	$—	$—
Expenses:
Mortality and expense risk charges	—	107	43	27	136
Net investment income (loss)	—	(107)	26	(27)	(136)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	(194)	(25)	(39)	(295)
Capital gains distributions	—	691	172	3	258
Total realized gain (loss) on investments
and capital gains distributions	—	497	147	(36)	(37)
Net unrealized appreciation
(depreciation) of investments	—	1,125	87	404	5,573
Net realized and unrealized gain (loss)
on investments	—	1,622	234	368	5,536
Net increase (decrease) in net assets
resulting from operations	$—	$1,515	$260	$341	$5,400

	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class S
Net investment income (loss)
Investment income:
Dividends	$14	$42	$40	$39	$1
Expenses:
Mortality and expense risk charges	6	16	14	47	—
Net investment income (loss)	8	26	26	(8)	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(6)	70	(10)	(170)	—
Capital gains distributions	12	76	48	310	1
Total realized gain (loss) on investments
and capital gains distributions	6	146	38	140	1
Net unrealized appreciation
(depreciation) of investments	27	(39)	74	646	—
Net realized and unrealized gain (loss)
on investments	33	107	112	786	1
Net increase (decrease) in net assets
resulting from operations	$41	$133	$138	$778	$2

The accompanying notes are an integral part of these financial statements.
15

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$6	$316	$26	$47	$10
Expenses:
Mortality and expense risk charges	9	261	7	132	10
Net investment income (loss)	(3)	55	19	(85)	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(11)	(603)	1	192	34
Capital gains distributions	15	1,110	—	442	—
Total realized gain (loss) on investments
and capital gains distributions	4	507	1	634	34
Net unrealized appreciation
(depreciation) of investments	144	3,877	57	2,804	152
Net realized and unrealized gain (loss)
on investments	148	4,384	58	3,438	186
Net increase (decrease) in net assets
resulting from operations	$145	$4,439	$77	$3,353	$186

	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$80	$7	$—	$4	$139
Expenses:
Mortality and expense risk charges	53	6	1	2	279
Net investment income (loss)	27	1	(1)	2	(140)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	113	12	(4)	(2)	(1,399)
Capital gains distributions	—	—	—	7	—
Total realized gain (loss) on investments
and capital gains distributions	113	12	(4)	5	(1,399)
Net unrealized appreciation
(depreciation) of investments	173	18	24	19	6,320
Net realized and unrealized gain (loss)
on investments	286	30	20	24	4,921
Net increase (decrease) in net assets
resulting from operations	$313	$31	$19	$26	$4,781

The accompanying notes are an integral part of these financial statements.
16

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2023
(In thousands)

	Voya MidCap Opportunities Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class S	Wanger Acorn
Net investment income (loss)
Investment income:
Dividends	$—	$—	$—	$—	$—
Expenses:
Mortality and expense risk charges	92	2	—	1	—
Net investment income (loss)	(92)	(2)	—	(1)	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1,828)	(33)	—	(35)	—
Capital gains distributions	—	—	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	(1,828)	(33)	—	(35)	—
Net unrealized appreciation
(depreciation) of investments	3,896	63	—	53	—
Net realized and unrealized gain (loss)
on investments	2,068	30	—	18	—
Net increase (decrease) in net assets
resulting from operations	$1,976	$28	$—	$17	$—

Wanger Select
Net investment income (loss)
Investment income:
Dividends	$—
Expenses:
Mortality and expense risk charges	—
Net investment income (loss)	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(2)
Capital gains distributions	—
Total realized gain (loss) on investments
and capital gains distributions	(2)
Net unrealized appreciation
(depreciation) of investments	2
Net realized and unrealized gain (loss)
on investments	—
Net increase (decrease) in net assets
resulting from operations	$—

The accompanying notes are an integral part of these financial statements.
17

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Main Street Fund - Series I	Artisan International Fund - Investor Shares	Calvert VP SRI Balanced Portfolio - Class I	American Funds® EuroPacific Growth Fund® - Class R-4
Net assets at January 1, 2022	$8,868	$94	$46	$99	$29,850

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	—	—	—	52
Total realized gain (loss) on investments
and capital gains distributions	1,080	30	—	8	624
Net unrealized appreciation
(depreciation) of investments	(2,970)	(50)	(10)	(25)	(7,747)
Net increase (decrease) in net assets
resulting from operations	(1,889)	(20)	(10)	(17)	(7,071)
Changes from principal transactions:
Total unit transactions	(242)	(3)	—	—	(1,168)
Increase (decrease) in net assets
derived from principal transactions	(242)	(3)	—	—	(1,168)
Total increase (decrease) in net assets	(2,131)	(23)	(10)	(17)	(8,239)
Net assets at December 31, 2022	6,737	71	36	82	21,611

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(12)	—	—	—	177
Total realized gain (loss) on investments
and capital gains distributions	(151)	(15)	—	1	900
Net unrealized appreciation
(depreciation) of investments	1,653	30	5	9	1,990
Net increase (decrease) in net assets
resulting from operations	1,490	15	5	10	3,067
Changes from principal transactions:
Total unit transactions	(199)	(4)	—	(22)	(1,474)
Increase (decrease) in net assets
derived from principal transactions	(199)	(4)	—	(22)	(1,474)
Total increase (decrease) in net assets	1,291	11	5	(12)	1,593
Net assets at December 31, 2023	$8,028	$82	$41	$70	$23,204
The accompanying notes are an integral part of these financial statements.
18

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
Net assets at January 1, 2022	$191	$285	$263	$1,603	$3,260

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(1)	7	(17)	13
Total realized gain (loss) on investments
and capital gains distributions	(1)	—	(5)	141	623
Net unrealized appreciation
(depreciation) of investments	(28)	—	(29)	(620)	(1,092)
Net increase (decrease) in net assets
resulting from operations	(28)	(1)	(27)	(496)	(456)
Changes from principal transactions:
Total unit transactions	5	(10)	(72)	(54)	(370)
Increase (decrease) in net assets
derived from principal transactions	5	(10)	(72)	(54)	(370)
Total increase (decrease) in net assets	(23)	(11)	(99)	(550)	(826)
Net assets at December 31, 2022	168	274	164	1,053	2,434

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	8	8	(14)	11
Total realized gain (loss) on investments
and capital gains distributions	(32)	—	(27)	(158)	(567)
Net unrealized appreciation
(depreciation) of investments	35	—	34	299	716
Net increase (decrease) in net assets
resulting from operations	5	8	15	127	160
Changes from principal transactions:
Total unit transactions	(3)	(20)	(44)	(187)	(264)
Increase (decrease) in net assets
derived from principal transactions	(3)	(20)	(44)	(187)	(264)
Total increase (decrease) in net assets	2	(12)	(29)	(60)	(104)
Net assets at December 31, 2023	$170	$262	$135	$993	$2,330

The accompanying notes are an integral part of these financial statements.
19

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Net assets at January 1, 2022	$17,302	$3	$46,585	$6,941	$71

Increase (decrease) in net assets
Operations:
Net investment income (loss)	179	—	(146)	2	—
Total realized gain (loss) on investments
and capital gains distributions	636	—	2,244	587	3
Net unrealized appreciation
(depreciation) of investments	(1,827)	—	(14,596)	(1,883)	(13)
Net increase (decrease) in net assets
resulting from operations	(1,012)	—	(12,498)	(1,294)	(10)
Changes from principal transactions:
Total unit transactions	687	(1)	(1,669)	(991)	(3)
Increase (decrease) in net assets
derived from principal transactions	687	(1)	(1,669)	(991)	(3)
Total increase (decrease) in net assets	(325)	(1)	(14,167)	(2,285)	(13)
Net assets at December 31, 2022	16,977	2	32,418	4,656	58

Increase (decrease) in net assets
Operations:
Net investment income (loss)	158	—	(151)	3	1
Total realized gain (loss) on investments
and capital gains distributions	683	—	1,848	444	(1)
Net unrealized appreciation
(depreciation) of investments	653	—	8,425	619	3
Net increase (decrease) in net assets
resulting from operations	1,494	—	10,122	1,066	3
Changes from principal transactions:
Total unit transactions	(1,835)	—	(2,182)	(558)	(3)
Increase (decrease) in net assets
derived from principal transactions	(1,835)	—	(2,182)	(558)	(3)
Total increase (decrease) in net assets	(341)	—	7,940	508	—
Net assets at December 31, 2023	$16,636	$2	$40,358	$5,164	$58

The accompanying notes are an integral part of these financial statements.
20

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	American Funds® The Growth Fund of America® - Class R-4	Neuberger Berman Sustainable Equity Fund - Trust Class Shares	PIMCO VIT Real Return Portfolio - Administrative Class	Pioneer Equity Income VCT Portfolio - Class I	Pioneer Mid Cap Value VCT Portfolio - Class I
Net assets at January 1, 2022	$77,057	$2,959	$1	$5	$1

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(394)	(24)	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	4,287	247	—	1	—
Net unrealized appreciation
(depreciation) of investments	(27,602)	(815)	—	(1)	—
Net increase (decrease) in net assets
resulting from operations	(23,709)	(592)	—	—	—
Changes from principal transactions:
Total unit transactions	(5,701)	(3)	—	—	—
Increase (decrease) in net assets
derived from principal transactions	(5,701)	(3)	—	—	—
Total increase (decrease) in net assets	(29,410)	(595)	—	—	—
Net assets at December 31, 2022	47,647	2,364	1	5	1

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(193)	(19)	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	5,065	262	—	(2)	—
Net unrealized appreciation
(depreciation) of investments	11,679	352	—	1	—
Net increase (decrease) in net assets
resulting from operations	16,551	595	—	(1)	—
Changes from principal transactions:
Total unit transactions	(3,248)	(51)	—	(4)	—
Increase (decrease) in net assets
derived from principal transactions	(3,248)	(51)	—	(4)	—
Total increase (decrease) in net assets	13,303	544	—	(5)	—
Net assets at December 31, 2023	$60,950	$2,908	$1	$—	$1

The accompanying notes are an integral part of these financial statements.
21

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya Balanced Portfolio - Class I	Voya Government Money Market Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A
Net assets at January 1, 2022	$13,981	$11,210	$20,885	$78	$38

Increase (decrease) in net assets
Operations:
Net investment income (loss)	89	46	323	—	1
Total realized gain (loss) on investments
and capital gains distributions	1,719	—	(391)	4	3
Net unrealized appreciation
(depreciation) of investments	(4,256)	—	(3,040)	(17)	(9)
Net increase (decrease) in net assets
resulting from operations	(2,448)	46	(3,108)	(13)	(5)
Changes from principal transactions:
Total unit transactions	(949)	737	(2,319)	(3)	(9)
Increase (decrease) in net assets
derived from principal transactions	(949)	737	(2,319)	(3)	(9)
Total increase (decrease) in net assets	(3,397)	783	(5,427)	(16)	(14)
Net assets at December 31, 2022	10,584	11,993	15,458	62	24

Increase (decrease) in net assets
Operations:
Net investment income (loss)	87	423	508	1	2
Total realized gain (loss) on investments
and capital gains distributions	29	—	(303)	—	2
Net unrealized appreciation
(depreciation) of investments	1,304	—	762	6	(1)
Net increase (decrease) in net assets
resulting from operations	1,420	423	967	7	3
Changes from principal transactions:
Total unit transactions	(1,517)	(1,370)	(62)	10	(1)
Increase (decrease) in net assets
derived from principal transactions	(1,517)	(1,370)	(62)	10	(1)
Total increase (decrease) in net assets	(97)	(947)	905	17	2
Net assets at December 31, 2023	$10,487	$11,046	$16,363	$79	$26

The accompanying notes are an integral part of these financial statements.
22

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya High Yield Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class
Net assets at January 1, 2022	$1,719	$15,319	$299	$699	$52

Increase (decrease) in net assets
Operations:
Net investment income (loss)	54	(160)	2	5	—
Total realized gain (loss) on investments
and capital gains distributions	(31)	3,419	145	62	5
Net unrealized appreciation
(depreciation) of investments	(221)	(7,945)	(155)	(178)	(12)
Net increase (decrease) in net assets
resulting from operations	(198)	(4,686)	(8)	(111)	(7)
Changes from principal transactions:
Total unit transactions	(454)	(1,010)	192	39	(18)
Increase (decrease) in net assets
derived from principal transactions	(454)	(1,010)	192	39	(18)
Total increase (decrease) in net assets	(652)	(5,696)	184	(72)	(25)
Net assets at December 31, 2022	1,067	9,623	483	627	27

Increase (decrease) in net assets
Operations:
Net investment income (loss)	55	(150)	(1)	1	—
Total realized gain (loss) on investments
and capital gains distributions	(18)	(957)	(125)	(86)	2
Net unrealized appreciation
(depreciation) of investments	71	4,380	146	104	2
Net increase (decrease) in net assets
resulting from operations	108	3,273	20	19	4
Changes from principal transactions:
Total unit transactions	(95)	(1,233)	(341)	(399)	1
Increase (decrease) in net assets
derived from principal transactions	(95)	(1,233)	(341)	(399)	1
Total increase (decrease) in net assets	13	2,040	(321)	(380)	5
Net assets at December 31, 2023	$1,080	$11,663	$162	$247	$32

The accompanying notes are an integral part of these financial statements.
23

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Institutional Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class
Net assets at January 1, 2022	$3	$99	$45,466	$480	$25

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	152	13	—
Total realized gain (loss) on investments
and capital gains distributions	—	10	4,238	(4)	3
Net unrealized appreciation
(depreciation) of investments	(1)	(26)	(13,101)	(81)	(5)
Net increase (decrease) in net assets
resulting from operations	(1)	(16)	(8,711)	(72)	(2)
Changes from principal transactions:
Total unit transactions	—	—	(1,484)	(61)	—
Increase (decrease) in net assets
derived from principal transactions	—	—	(1,484)	(61)	—
Total increase (decrease) in net assets	(1)	(16)	(10,195)	(133)	(2)
Net assets at December 31, 2022	2	83	35,271	347	23

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	237	6	—
Total realized gain (loss) on investments
and capital gains distributions	—	4	4,609	(4)	2
Net unrealized appreciation
(depreciation) of investments	—	4	3,348	6	1
Net increase (decrease) in net assets
resulting from operations	—	8	8,194	8	3
Changes from principal transactions:
Total unit transactions	1	—	(3,796)	(61)	—
Increase (decrease) in net assets
derived from principal transactions	1	—	(3,796)	(61)	—
Total increase (decrease) in net assets	1	8	4,398	(53)	3
Net assets at December 31, 2023	$3	$91	$39,669	$294	$26

The accompanying notes are an integral part of these financial statements.
24

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	Voya Global Bond Portfolio - Initial Class	Voya Global Insights Portfolio - Initial Class	Voya International High Dividend Low Volatility Portfolio - Initial Class
Net assets at January 1, 2022	$346	$67,141	$8,643	$41,007	$347

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	205	135	(298)	11
Total realized gain (loss) on investments
and capital gains distributions	70	7,477	(199)	4,075	(7)
Net unrealized appreciation
(depreciation) of investments	(157)	(16,378)	(1,549)	(16,935)	(36)
Net increase (decrease) in net assets
resulting from operations	(91)	(8,696)	(1,613)	(13,158)	(32)
Changes from principal transactions:
Total unit transactions	(12)	(2,279)	(715)	(2,883)	5
Increase (decrease) in net assets
derived from principal transactions	(12)	(2,279)	(715)	(2,883)	5
Total increase (decrease) in net assets	(103)	(10,975)	(2,328)	(16,041)	(27)
Net assets at December 31, 2022	243	56,166	6,315	24,966	320

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	659	174	(274)	10
Total realized gain (loss) on investments
and capital gains distributions	(60)	5,672	(159)	2,899	(4)
Net unrealized appreciation
(depreciation) of investments	71	3,138	304	4,967	36
Net increase (decrease) in net assets
resulting from operations	12	9,469	319	7,592	42
Changes from principal transactions:
Total unit transactions	(45)	(4,545)	(232)	(1,668)	(14)
Increase (decrease) in net assets
derived from principal transactions	(45)	(4,545)	(232)	(1,668)	(14)
Total increase (decrease) in net assets	(33)	4,924	87	5,924	28
Net assets at December 31, 2023	$210	$61,090	$6,402	$30,890	$348

The accompanying notes are an integral part of these financial statements.
25

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® Baron Growth Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Net assets at January 1, 2022	$3	$15,903	$3,967	$2,574	$21,924

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(109)	9	(27)	(136)
Total realized gain (loss) on investments
and capital gains distributions	—	1,210	506	458	2,169
Net unrealized appreciation
(depreciation) of investments	(1)	(4,955)	(850)	(1,077)	(10,856)
Net increase (decrease) in net assets
resulting from operations	(1)	(3,854)	(335)	(646)	(8,823)
Changes from principal transactions:
Total unit transactions	—	(695)	(504)	(120)	(1,330)
Increase (decrease) in net assets
derived from principal transactions	—	(695)	(504)	(120)	(1,330)
Total increase (decrease) in net assets	(1)	(4,549)	(839)	(766)	(10,153)
Net assets at December 31, 2022	2	11,354	3,128	1,808	11,771

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(107)	26	(27)	(136)
Total realized gain (loss) on investments
and capital gains distributions	—	497	147	(36)	(37)
Net unrealized appreciation
(depreciation) of investments	—	1,125	87	404	5,573
Net increase (decrease) in net assets
resulting from operations	—	1,515	260	341	5,400
Changes from principal transactions:
Total unit transactions	1	(875)	(249)	(116)	163
Increase (decrease) in net assets
derived from principal transactions	1	(875)	(249)	(116)	163
Total increase (decrease) in net assets	1	640	11	225	5,563
Net assets at December 31, 2023	$3	$11,994	$3,139	$2,033	$17,334

The accompanying notes are an integral part of these financial statements.
26

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class S
Net assets at January 1, 2022	$538	$1,433	$1,256	$4,570	$29

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10	22	17	(15)	1
Total realized gain (loss) on investments
and capital gains distributions	34	159	97	116	1
Net unrealized appreciation
(depreciation) of investments	(137)	(472)	(352)	(799)	(4)
Net increase (decrease) in net assets
resulting from operations	(93)	(291)	(238)	(698)	(2)
Changes from principal transactions:
Total unit transactions	(30)	(10)	(63)	(659)	2
Increase (decrease) in net assets
derived from principal transactions	(30)	(10)	(63)	(659)	2
Total increase (decrease) in net assets	(123)	(301)	(301)	(1,357)	—
Net assets at December 31, 2022	415	1,132	955	3,213	29

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	26	26	(8)	1
Total realized gain (loss) on investments
and capital gains distributions	6	146	38	140	1
Net unrealized appreciation
(depreciation) of investments	27	(39)	74	646	—
Net increase (decrease) in net assets
resulting from operations	41	133	138	778	2
Changes from principal transactions:
Total unit transactions	(30)	(1,158)	(31)	(332)	(2)
Increase (decrease) in net assets
derived from principal transactions	(30)	(1,158)	(31)	(332)	(2)
Total increase (decrease) in net assets	11	(1,025)	107	446	—
Net assets at December 31, 2023	$426	$107	$1,062	$3,659	$29

The accompanying notes are an integral part of these financial statements.
27

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class I
Net assets at January 1, 2022	$818	$37,178	$692	$11,927	$1,124

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	(1)	8	(88)	(6)
Total realized gain (loss) on investments
and capital gains distributions	180	5,638	20	1,059	123
Net unrealized appreciation
(depreciation) of investments	(347)	(11,196)	(118)	(4,533)	(320)
Net increase (decrease) in net assets
resulting from operations	(171)	(5,559)	(90)	(3,562)	(203)
Changes from principal transactions:
Total unit transactions	(36)	(3,333)	(118)	(677)	(227)
Increase (decrease) in net assets
derived from principal transactions	(36)	(3,333)	(118)	(677)	(227)
Total increase (decrease) in net assets	(207)	(8,892)	(208)	(4,239)	(430)
Net assets at December 31, 2022	611	28,286	484	7,688	694

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3)	55	19	(85)	—
Total realized gain (loss) on investments
and capital gains distributions	4	507	1	634	34
Net unrealized appreciation
(depreciation) of investments	144	3,877	57	2,804	152
Net increase (decrease) in net assets
resulting from operations	145	4,439	77	3,353	186
Changes from principal transactions:
Total unit transactions	(52)	(2,075)	(26)	(323)	(76)
Increase (decrease) in net assets
derived from principal transactions	(52)	(2,075)	(26)	(323)	(76)
Total increase (decrease) in net assets	93	2,364	51	3,030	110
Net assets at December 31, 2023	$704	$30,650	$535	$10,718	$804

The accompanying notes are an integral part of these financial statements.
28

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I
Net assets at January 1, 2022	$4,644	$523	$185	$276	$39,258

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3)	—	(2)	(1)	(302)
Total realized gain (loss) on investments
and capital gains distributions	171	26	14	17	6,976
Net unrealized appreciation
(depreciation) of investments	(466)	(66)	(60)	(71)	(13,421)
Net increase (decrease) in net assets
resulting from operations	(298)	(40)	(48)	(55)	(6,747)
Changes from principal transactions:
Total unit transactions	(458)	(87)	(30)	(46)	(2,800)
Increase (decrease) in net assets
derived from principal transactions	(458)	(87)	(30)	(46)	(2,800)
Total increase (decrease) in net assets	(756)	(127)	(78)	(101)	(9,547)
Net assets at December 31, 2022	3,888	396	107	175	29,711

Increase (decrease) in net assets
Operations:
Net investment income (loss)	27	1	(1)	2	(140)
Total realized gain (loss) on investments
and capital gains distributions	113	12	(4)	5	(1,399)
Net unrealized appreciation
(depreciation) of investments	173	18	24	19	6,320
Net increase (decrease) in net assets
resulting from operations	313	31	19	26	4,781
Changes from principal transactions:
Total unit transactions	(408)	(30)	(70)	(5)	(2,035)
Increase (decrease) in net assets
derived from principal transactions	(408)	(30)	(70)	(5)	(2,035)
Total increase (decrease) in net assets	(95)	1	(51)	21	2,746
Net assets at December 31, 2023	$3,793	$397	$56	$196	$32,457

The accompanying notes are an integral part of these financial statements.
29

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

	Voya MidCap Opportunities Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class S	Wanger Acorn
Net assets at January 1, 2022	$13,243	$157	$1	$150	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(95)	(1)	—	(2)	—
Total realized gain (loss) on investments
and capital gains distributions	5,741	36	—	25	—
Net unrealized appreciation
(depreciation) of investments	(9,030)	(69)	(1)	(60)	—
Net increase (decrease) in net assets
resulting from operations	(3,384)	(34)	(1)	(37)	—
Changes from principal transactions:
Total unit transactions	(646)	(61)	1	(1)	—
Increase (decrease) in net assets
derived from principal transactions	(646)	(61)	1	(1)	—
Total increase (decrease) in net assets	(4,030)	(95)	—	(38)	—
Net assets at December 31, 2022	9,213	62	1	112	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(92)	(2)	—	(1)	—
Total realized gain (loss) on investments
and capital gains distributions	(1,828)	(33)	—	(35)	—
Net unrealized appreciation
(depreciation) of investments	3,896	63	—	53	—
Net increase (decrease) in net assets
resulting from operations	1,976	28	—	17	—
Changes from principal transactions:
Total unit transactions	(639)	152	—	(63)	2
Increase (decrease) in net assets
derived from principal transactions	(639)	152	—	(63)	2
Total increase (decrease) in net assets	1,337	180	—	(46)	2
Net assets at December 31, 2023	$10,550	$242	$1	$66	$2

The accompanying notes are an integral part of these financial statements.
30

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022
(In thousands)

Wanger Select
Net assets at January 1, 2022	$2

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—
Total realized gain (loss) on investments
and capital gains distributions	1
Net unrealized appreciation
(depreciation) of investments	(2)
Net increase (decrease) in net assets
resulting from operations	(1)
Changes from principal transactions:
Total unit transactions	1
Increase (decrease) in net assets
derived from principal transactions	1
Total increase (decrease) in net assets	—
Net assets at December 31, 2022	2

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—
Total realized gain (loss) on investments
and capital gains distributions	(2)
Net unrealized appreciation
(depreciation) of investments	2
Net increase (decrease) in net assets
resulting from operations	—
Changes from principal transactions:
Total unit transactions	(2)
Increase (decrease) in net assets
derived from principal transactions	(2)
Total increase (decrease) in net assets	(2)
Net assets at December 31, 2023	$—

The accompanying notes are an integral part of these financial statements.
31

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

1.    ORGANIZATION
Variable Annuity Account I of Voya Retirement Insurance and Annuity Company (the "Account") was established by Voya Retirement Insurance and Annuity Company ("VRIAC" or the "Company") to support the operations of variable annuity contracts ("Contracts"). The Company is an indirect, wholly owned subsidiary of Voya Financial, Inc., a holding company domiciled in the State of Delaware.

The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. VRIAC provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or an investment option in the Company's fixed account, as directed by the contract owners. The portion of the Account's assets applicable to Contracts will not be charged with liabilities arising out of any other business VRIAC may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of VRIAC. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of VRIAC.

At December 31, 2023, the Account had 64 investment divisions (the "Divisions"), 20 of which invest in independently managed mutual funds and 44 of which invest in mutual funds managed by an affiliate, Voya Investments, LLC. The assets in each Division are invested in shares of a designated fund ("Fund") of various investment trusts (the "Trusts").

The Divisions with asset balances at December 31, 2023 and related Trusts are as follows:

AIM Variable Insurance Funds:	Voya Intermediate Bond Portfolio:
Invesco V.I. Core Equity Fund - Series I	Voya Intermediate Bond Portfolio - Class I
Invesco V.I. Main Street Fund - Series I	Voya Investors Trust:
Artisan Partners Funds, Inc.:	Voya Balanced Income Portfolio - Service Class
Artisan International Fund - Investor Shares	Voya Global Perspectives® Portfolio - Class A
Calvert Variable Series, Inc.:	Voya High Yield Portfolio - Institutional Class
Calvert VP SRI Balanced Portfolio - Class I	Voya Large Cap Growth Portfolio - Institutional Class
EuroPacific Growth Fund:	Voya Large Cap Value Portfolio - Service Class
American Funds® EuroPacific Growth Fund® - Class R-4	Voya Retirement Conservative Portfolio - Adviser Class
Federated Hermes Insurance Series:	Voya Retirement Growth Portfolio - Adviser Class
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Voya Retirement Moderate Growth Portfolio - Adviser Class
Federated Hermes Government Money Fund II - Service Shares	Voya Retirement Moderate Portfolio - Adviser Class
Federated Hermes High Income Bond Fund II - Primary Shares	Voya U.S. Stock Index Portfolio - Institutional Class
Federated Hermes Kaufmann Fund II - Primary Shares	VY® BlackRock Inflation Protected Bond Portfolio - Service Class
Federated Hermes Managed Volatility Fund II - Primary Shares	VY® Invesco Growth and Income Portfolio - Service Class
Fidelity Variable Insurance Products Fund:	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
Fidelity® VIP Equity-Income Portfolio - Initial Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
Fidelity® VIP High Income Portfolio - Initial Class	Voya Partners, Inc.:
Fidelity Variable Insurance Products Fund II:	Voya Global Bond Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Initial Class	Voya Global Insights Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class	Voya International High Dividend Low Volatility Portfolio - Initial Class
Fidelity Variable Insurance Products Fund V:	Voya Solution Moderately Aggressive Portfolio - Service Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	VY® Baron Growth Portfolio - Service Class
The Growth Fund of America:	VY® Invesco Equity and Income Portfolio - Initial Class
American Funds® The Growth Fund of America® - Class R-4	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
Neuberger Berman Equity Funds:	VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Neuberger Berman Sustainable Equity Fund - Trust Class Shares	Voya Strategic Allocation Portfolios, Inc.:
PIMCO Variable Insurance Trust:	Voya Strategic Allocation Conservative Portfolio - Class I
PIMCO VIT Real Return Portfolio - Administrative Class	Voya Strategic Allocation Growth Portfolio - Class I
Pioneer Variable Contracts Trust:	Voya Strategic Allocation Moderate Portfolio - Class I
Pioneer Mid Cap Value VCT Portfolio - Class I	Voya Variable Funds:
Voya Balanced Portfolio, Inc.:	Voya Growth and Income Portfolio - Class I
Voya Balanced Portfolio - Class I	Voya Variable Portfolios, Inc.:
Voya Government Money Market Portfolio:	Voya Global High Dividend Low Volatility Portfolio - Class S
Voya Government Money Market Portfolio - Class I	Voya Index Plus LargeCap Portfolio - Class I
32

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

Voya Index Plus MidCap Portfolio - Class I	Voya Small Company Portfolio - Class I
Voya International Index Portfolio - Class I	Voya Variable Products Trust:
Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I
Voya Russell™ Large Cap Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class S
Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class S
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Wanger Advisors Trust:
Voya Russell™ Small Cap Index Portfolio - Class I	Wanger Acorn

The name of the following Division was changed in 2023:

Current Name	Former Name
Voya Partners, Inc.:	Voya Partners, Inc.:
Voya Global Insights Portfolio - Initial Class	VY® Invesco Global Portfolio - Initial Class

During 2023, the following Divisions were closed to contract owners:

Pioneer Variable Contracts Trust:	Wanger Advisors Trust:
Pioneer Equity Income VCT Portfolio - Class I	Wanger Select

2.    SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies of the Account:
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Investments
Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.
Federal Income Taxes
Operations of the Account form a part of, and are taxed with, the total operations of VRIAC, which is taxed as a life insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to contract owners. Accordingly, earnings and realized capital gains of the Account attributable to the contract owners are excluded in the determination of the federal income tax liability of VRIAC, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.
33

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

Contract Owner Reserves
The annuity reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contract owners invested in the Account Divisions. Net assets allocated to contracts in the payout period are computed according to the industry standard mortality tables. The assumed investment return is elected by the annuitant and may vary from 3.5% to 5.0%. The mortality risk is fully borne by the Company. To the extent that benefits to be paid to the contract owners exceed their account values, VRIAC will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to VRIAC. Prior to the annuitization date, the Contracts are redeemable for the net cash surrender value of the Contracts.
Changes from Principal Transactions
Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to contract owner activity, including deposits, surrenders and withdrawals, death benefits, and contract charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) VRIAC related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by VRIAC).
Subsequent Events
The Company has evaluated all events through the date the financial statements were issued to determine whether any event required either recognition or disclosure in the financial statements. The Company is not aware of any subsequent events that would have a material effect on the financial statements of the Account.

3.    FINANCIAL INSTRUMENTS
The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values ("NAV"). The fair value of the Account's assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.
The Account's assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2023 based on the priority of the inputs to the valuation technique below. There were no transfers among the levels for the year ended December 31, 2023. The Account had no liabilities as of December 31, 2023.
The Account categorizes its financial instruments into a three-level hierarchy based on the priority of inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

•Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.
•Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a.Quoted prices for similar assets or liabilities in active markets;
b.Quoted prices for identical or similar assets or liabilities in non-active markets;
c.Inputs other than quoted market prices that are observable; and
d.Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
•Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

34

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

4.    CHARGES AND FEES
Under the terms of the Contracts, certain charges and fees are incurred by the Contracts to cover VRIAC's expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges and fees:
Mortality and Expense Risk Charges
VRIAC assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of up to 1.25% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Contracts. These charges are assessed through a reduction in unit values.
Asset-Based Administrative Charges
A charge to cover administrative expenses of the Account is deducted at annual rates of up to 0.25% of the assets attributable to the Contracts. These charges are assessed through a reduction in unit values.
Contract Maintenance Charges
An annual Contract maintenance fee of up to $30 may be deducted from the accumulation value of Contracts to cover ongoing administrative expenses, as specified in the Contract. These charges are assessed through the redemption of units.
Contingent Deferred Sales Charges
For certain Contracts, a contingent deferred sales charge ("Surrender Charge") is imposed as a percentage that ranges up to 7.00% of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken, as specified in the Contract. These charges are assessed through the redemption of units.
Fees Waived by VRIAC
Certain charges and fees for various types of Contracts may be waived by VRIAC. VRIAC reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

5.    RELATED PARTY TRANSACTIONS
Management fees were paid to Voya Investments, LLC, an affiliate of the Company, in its capacity as investment adviser to Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Strategic Allocation Portfolios, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., and Voya Variable Products Trust. The Trusts' advisory agreements provide for fees at annual rates ranging from 0.18% to 1.25% of the average net assets of each respective Fund.
35

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

6.    PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2023 follow:

	Purchases	Sales
	(In thousands)
AIM Variable Insurance Funds:
Invesco V.I. Core Equity Fund - Series I	$779	$810
Invesco V.I. Main Street Fund - Series I	89	87
Artisan Partners Funds, Inc.:
Artisan International Fund - Investor Shares	—	—
Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio - Class I	2	25
EuroPacific Growth Fund:
American Funds® EuroPacific Growth Fund® - Class R-4	1,084	1,935
Federated Hermes Insurance Series:
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	166	167
Federated Hermes Government Money Fund II - Service Shares	593	605
Federated Hermes High Income Bond Fund II - Primary Shares	136	172
Federated Hermes Kaufmann Fund II - Primary Shares	940	1,141
Federated Hermes Managed Volatility Fund II - Primary Shares	2,204	2,457
Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,319	2,537
Fidelity® VIP High Income Portfolio - Initial Class	1	2
Fidelity Variable Insurance Products Fund II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	2,619	3,652
Fidelity® VIP Index 500 Portfolio - Initial Class	380	889
Fidelity Variable Insurance Products Fund V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	2	4
The Growth Fund of America:
American Funds® The Growth Fund of America® - Class R-4	4,788	4,315
Neuberger Berman Equity Funds:
Neuberger Berman Sustainable Equity Fund - Trust Class Shares	329	148
PIMCO Variable Insurance Trust:
PIMCO VIT Real Return Portfolio - Administrative Class	—	—
Pioneer Variable Contracts Trust:
Pioneer Equity Income VCT Portfolio - Class I	1	5
Pioneer Mid Cap Value VCT Portfolio - Class I	—	—
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	353	1,740
Voya Government Money Market Portfolio:
Voya Government Money Market Portfolio - Class I	4,650	5,597
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	1,950	1,504
Voya Investors Trust:
Voya Balanced Income Portfolio - Service Class	11	1
Voya Global Perspectives® Portfolio - Class A	3	—
Voya High Yield Portfolio - Institutional Class	70	110
Voya Large Cap Growth Portfolio - Institutional Class	152	1,535
Voya Large Cap Value Portfolio - Service Class	4	344
Voya Retirement Conservative Portfolio - Adviser Class	20	414
Voya Retirement Growth Portfolio - Adviser Class	2	—
Voya Retirement Moderate Growth Portfolio - Adviser Class	—	—
Voya Retirement Moderate Portfolio - Adviser Class	5	1
Voya U.S. Stock Index Portfolio - Institutional Class	5,506	5,490
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	12	67
VY® Invesco Growth and Income Portfolio - Service Class	2	—
36

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Purchases	Sales
	(In thousands)
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	$38	$82
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	8,190	6,216
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class	458	516
Voya Global Insights Portfolio - Initial Class	3,767	2,536
Voya International High Dividend Low Volatility Portfolio - Initial Class	34	37
Voya Solution Moderately Aggressive Portfolio - Service Class	—	—
VY® Baron Growth Portfolio - Service Class	766	1,057
VY® Invesco Equity and Income Portfolio - Initial Class	274	326
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	49	188
VY® T. Rowe Price Growth Equity Portfolio - Initial Class	2,154	1,867
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class I	30	40
Voya Strategic Allocation Growth Portfolio - Class I	120	1,175
Voya Strategic Allocation Moderate Portfolio - Class I	100	57
Voya Variable Funds:
Voya Growth and Income Portfolio - Class I	479	509
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class S	2	2
Voya Index Plus LargeCap Portfolio - Class I	86	124
Voya Index Plus MidCap Portfolio - Class I	1,586	2,495
Voya International Index Portfolio - Class I	32	39
Voya Russell™ Large Cap Growth Index Portfolio - Class I	663	629
Voya Russell™ Large Cap Index Portfolio - Class I	35	111
Voya Russell™ Large Cap Value Index Portfolio - Class I	93	475
Voya Russell™ Large Cap Value Index Portfolio - Class S	7	36
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	—	71
Voya Russell™ Small Cap Index Portfolio - Class I	12	8
Voya Small Company Portfolio - Class I	476	2,649
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	267	997
Voya MidCap Opportunities Portfolio - Class S	159	9
Voya SmallCap Opportunities Portfolio - Class I	—	—
Voya SmallCap Opportunities Portfolio - Class S	—	63
Wanger Advisors Trust:
Wanger Acorn	2	—
Wanger Select	1	2
37

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

7.    CHANGES IN UNITS
The net changes in units outstanding were as follows:

	Year Ended December 31,
	2023			2022
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AIM Variable Insurance Funds:
Invesco V.I. Core Equity Fund - Series I	26,459	34,663	(8,204)	21,099	33,015	(11,916)
Invesco V.I. Main Street Fund - Series I	2,628	2,744	(116)	1	130	(129)
Artisan Partners Funds, Inc.:
Artisan International Fund - Investor Shares	—	—	—	—	—	—
Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio - Class I	33	865	(832)	—	14	(14)
EuroPacific Growth Fund:
American Funds® EuroPacific Growth Fund® - Class R-4	22,117	108,787	(86,670)	57,747	133,552	(75,805)
Federated Hermes Insurance Series:
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	9,733	9,911	(178)	393	200	193
Federated Hermes Government Money Fund II - Service Shares	49,477	51,156	(1,679)	11,690	12,562	(872)
Federated Hermes High Income Bond Fund II - Primary Shares	3,764	5,050	(1,286)	12	2,002	(1,990)
Federated Hermes Kaufmann Fund II - Primary Shares	31,806	37,927	(6,121)	15	1,796	(1,781)
Federated Hermes Managed Volatility Fund II - Primary Shares	76,194	85,061	(8,867)	319	11,875	(11,556)
Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity-Income Portfolio - Initial Class	26,490	97,321	(70,831)	100,597	74,651	25,946
Fidelity® VIP High Income Portfolio - Initial Class	118	127	(9)	1	10	(9)
Fidelity Variable Insurance Products Fund II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	51,984	120,586	(68,602)	37,193	95,197	(58,004)
Fidelity® VIP Index 500 Portfolio - Initial Class	3,560	11,062	(7,502)	2,529	16,566	(14,037)
Fidelity Variable Insurance Products Fund V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	—	149	(149)	—	110	(110)
The Growth Fund of America:
American Funds® The Growth Fund of America® - Class R-4	27,919	127,366	(99,447)	29,901	212,686	(182,785)
Neuberger Berman Equity Funds:
Neuberger Berman Sustainable Equity Fund - Trust Class Shares	2,883	4,580	(1,697)	7,983	8,876	(893)
PIMCO Variable Insurance Trust:
PIMCO VIT Real Return Portfolio - Administrative Class	—	—	—	—	—	—
Pioneer Variable Contracts Trust:
Pioneer Equity Income VCT Portfolio - Class I	—	192	(192)	—	—	—
Pioneer Mid Cap Value VCT Portfolio - Class I	—	—	—	—	—	—
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	10,310	94,026	(83,716)	33,971	75,590	(41,619)
Voya Government Money Market Portfolio:
Voya Government Money Market Portfolio - Class I	450,681	575,614	(124,933)	565,269	497,471	67,798
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	111,082	115,070	(3,988)	46,299	226,780	(180,481)
Voya Investors Trust:
Voya Balanced Income Portfolio - Service Class	722	35	687	—	317	(317)
Voya Global Perspectives® Portfolio - Class A	—	—	—	—	545	(545)
Voya High Yield Portfolio - Institutional Class	63	9,390	(9,327)	1,315	44,070	(42,755)
Voya Large Cap Growth Portfolio - Institutional Class	3,008	28,158	(25,150)	485	21,566	(21,081)
Voya Large Cap Value Portfolio - Service Class	—	13,832	(13,832)	10,596	2,456	8,140
Voya Retirement Conservative Portfolio - Adviser Class	801	32,213	(31,412)	3,725	953	2,772
Voya Retirement Growth Portfolio - Adviser Class	—	2	(2)	—	908	(908)
Voya Retirement Moderate Growth Portfolio - Adviser Class	—	2	(2)	—	2	(2)
Voya Retirement Moderate Portfolio - Adviser Class	—	6	(6)	—	6	(6)
Voya U.S. Stock Index Portfolio - Institutional Class	51,572	169,843	(118,271)	72,762	123,547	(50,785)
38

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Year Ended December 31,
	2023			2022
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	10	6,052	(6,042)	4,279	10,670	(6,391)
VY® Invesco Growth and Income Portfolio - Service Class	—	—	—	—	—	—
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	1,631	3,716	(2,085)	212	710	(498)
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	80,169	239,927	(159,758)	116,894	203,634	(86,740)
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class	26,969	51,015	(24,046)	9,401	81,901	(72,500)
Voya Global Insights Portfolio - Initial Class	25,552	89,271	(63,719)	23,170	144,878	(121,708)
Voya International High Dividend Low Volatility Portfolio - Initial Class	1,617	2,846	(1,229)	4,712	3,901	811
Voya Solution Moderately Aggressive Portfolio - Service Class	—	—	—	—	—	—
VY® Baron Growth Portfolio - Service Class	7,648	34,424	(26,776)	10,971	31,942	(20,971)
VY® Invesco Equity and Income Portfolio - Initial Class	1,181	10,326	(9,145)	376	18,848	(18,472)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	976	3,398	(2,422)	883	3,506	(2,623)
VY® T. Rowe Price Growth Equity Portfolio - Initial Class	57,460	52,678	4,782	28,039	69,696	(41,657)
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class I	145	1,298	(1,153)	1	1,195	(1,194)
Voya Strategic Allocation Growth Portfolio - Class I	64	31,125	(31,061)	6	257	(251)
Voya Strategic Allocation Moderate Portfolio - Class I	398	1,335	(937)	914	2,900	(1,986)
Voya Variable Funds:
Voya Growth and Income Portfolio - Class I	2,645	9,437	(6,792)	6,648	20,747	(14,099)
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class S	—	145	(145)	329	163	166
Voya Index Plus LargeCap Portfolio - Class I	1,068	1,903	(835)	1,275	2,101	(826)
Voya Index Plus MidCap Portfolio - Class I	13,720	96,892	(83,172)	32,472	172,839	(140,367)
Voya International Index Portfolio - Class I	269	1,436	(1,167)	3,239	8,190	(4,951)
Voya Russell™ Large Cap Growth Index Portfolio - Class I	2,955	7,779	(4,824)	1,314	12,056	(10,742)
Voya Russell™ Large Cap Index Portfolio - Class I	472	1,839	(1,367)	1,121	5,244	(4,123)
Voya Russell™ Large Cap Value Index Portfolio - Class I	869	25,892	(25,023)	11,090	38,621	(27,531)
Voya Russell™ Large Cap Value Index Portfolio - Class S	8	864	(856)	—	2,650	(2,650)
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	17	5,784	(5,767)	7	2,418	(2,411)
Voya Russell™ Small Cap Index Portfolio - Class I	2	496	(494)	370	4,125	(3,755)
Voya Small Company Portfolio - Class I	16,575	104,707	(88,132)	21,704	143,664	(121,960)
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	12,892	37,799	(24,907)	5,252	29,188	(23,936)
Voya MidCap Opportunities Portfolio - Class S	6,158	267	5,891	7	2,310	(2,303)
Voya SmallCap Opportunities Portfolio - Class I	—	—	—	—	—	—
Voya SmallCap Opportunities Portfolio - Class S	12	3,027	(3,015)	9	119	(110)
Wanger Advisors Trust:
Wanger Acorn	179	—	179	—	—	—
Wanger Select	—	89	(89)	—	—	—
39

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

8.    FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, and net assets for variable annuity contracts, investment income ratios, expense ratios, excluding expenses of underlying funds, and total returns for the years ended December 31, 2023, 2022, 2021, 2020, and 2019 follows:

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Invesco V.I. Core Equity Fund - Series I
2023		317	$25.17	to	$27.33	$8,028	0.76%	0.90%	to	1.00%	22.24%	to	22.12%
2022		325	$20.59	to	$22.38	$6,737	0.87%	0.90%	to	1.00%	-21.26%	to	-21.34%
2021		337	$26.15	to	$28.45	$8,868	0.67%	0.90%	to	1.00%	26.57%	to	26.44%
2020		347	$20.66	to	$22.50	$7,214	1.26%	0.90%	to	1.00%	12.83%	to	12.73%
2019		384	$18.31	to	$19.96	$7,068	0.96%	0.90%	to	1.00%	27.86%	to	27.70%
Invesco V.I. Main Street Fund - Series I
2023		2		$33.31		$82	1.31%		1.25%			21.66%
2022		3		$27.38		$71	1.21%		1.25%			-21.12%
2021		3		$34.71		$94	1.16%		1.25%			25.99%
2020		3		$27.55		$79	1.32%		1.25%			12.49%
2019		3		$24.49		$73	1.09%		1.25%			30.47%
Artisan International Fund - Investor Shares
2023		2		$17.09		$41	0.00%		0.90%			13.25%
2022		2		$15.09		$36	0.00%		0.90%			-20.29%
2021		2		$18.93		$46	0.00%		0.90%			8.05%
2020		2		$17.52		$42	0.00%		0.90%			6.57%
2019		2		$16.44		$40	0.96%		0.90%			28.04%
Calvert VP SRI Balanced Portfolio - Class I
2023		2	$30.00	to	$29.47	$70	1.32%	1.25%	to	1.40%	15.38%	to	15.21%
2022		3	$26.00	to	$25.58	$82	1.10%	1.25%	to	1.40%	-16.48%	to	-16.60%
2021		3	$31.13	to	$30.68	$99	1.08%	1.25%	to	1.40%	13.65%	to	13.50%
2020		3	$27.39	to	$27.03	$87	0.60%	1.25%	to	1.40%	13.84%	to	13.67%
2019		10	$24.06	to	$23.78	$248	2.29%	1.25%	to	1.40%	22.82%	to	22.64%
American Funds® EuroPacific Growth Fund® - Class R-4
2023		1,290	$17.73	to	$29.01	$23,204	1.71%	0.90%	to	1.00%	14.61%	to	14.53%
2022		1,376	$15.47	to	$25.33	$21,611	1.02%	0.90%	to	1.00%	-23.68%	to	-23.77%
2021		1,452	$20.27	to	$33.23	$29,850	1.35%	0.90%	to	1.00%	1.55%	to	1.47%
2020		1,588	$19.96	to	$32.75	$32,115	0.18%	0.90%	to	1.00%	23.67%	to	23.54%
2019		1,744	$16.14	to	$26.51	$28,506	1.12%	0.90%	to	1.00%	25.90%	to	25.76%
Federated Hermes Fund for U.S. Government Securities II - Primary Shares
2023		10	$17.52	to	$17.83	$170	2.37%	1.25%	to	1.40%	2.88%	to	2.71%
2022		10	$17.03	to	$17.36	$168	1.67%	1.25%	to	1.40%	-13.64%	to	-13.76%
2021		10	$19.72	to	$20.13	$191	1.99%	1.25%	to	1.40%	-3.29%	to	-3.41%
2020		10	$20.39	to	$20.84	$212	2.35%	1.25%	to	1.40%	3.92%	to	3.73%
2019		11	$19.62	to	$20.09	$213	2.10%	1.25%	to	1.40%	2.99%	to	4.42%
Federated Hermes Government Money Fund II - Service Shares
2023		22	$9.19	to	$11.88	$262	4.48%	1.25%	to	1.40%	3.14%	to	3.04%
2022		24	$8.91	to	$11.53	$274	1.08%	1.25%	to	1.40%	-0.11%	to	-0.26%
2021		25	$8.92	to	$11.56	$285	0.00%	1.25%	to	1.40%	-1.22%	to	-1.45%
2020		26	$9.03	to	$11.73	$310	0.22%	1.25%	to	1.40%	-1.10%	to	-1.18%
2019		52	$9.13	to	$11.87	$613	1.64%	1.25%	to	1.40%	0.44%	to	0.25%
Federated Hermes High Income Bond Fund II - Primary Shares
2023		4	$32.94	to	$36.31	$135	6.69%	1.25%	to	1.40%	11.28%	to	11.14%
2022		5	$29.60	to	$32.67	$164	4.68%	1.25%	to	1.40%	-12.89%	to	-13.02%
2021		7	$33.98	to	$37.56	$263	4.86%	1.25%	to	1.40%	3.57%	to	3.39%
2020		9	$32.81	to	$36.33	$313	5.72%	1.25%	to	1.40%	4.26%	to	4.10%
2019		9	$31.47	to	$34.90	$316	6.65%	1.25%	to	1.40%	13.12%	to	12.94%
40

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Federated Hermes Kaufmann Fund II - Primary Shares
2023		30		$33.24		$993	0.00%		1.40%			13.64%
2022		36		$29.25		$1,053	0.00%		1.40%			-31.08%
2021		38		$42.44		$1,603	0.00%		1.40%			1.07%
2020		41		$41.99		$1,730	0.00%		1.40%			27.01%
2019		47		$33.06		$1,557	0.00%		1.40%			31.92%
Federated Hermes Managed Volatility Fund II - Primary Shares
2023		74	$28.67	to	$31.39	$2,330	1.81%	1.25%	to	1.40%	7.30%	to	7.17%
2022		83	$26.72	to	$29.29	$2,434	1.76%	1.25%	to	1.40%	-14.82%	to	-14.98%
2021		95	$31.37	to	$34.45	$3,260	1.88%	1.25%	to	1.40%	17.01%	to	16.86%
2020		110	$26.81	to	$29.48	$3,242	2.46%	1.25%	to	1.40%	-0.30%	to	-0.47%
2019		124	$26.89	to	$29.62	$3,664	2.15%	1.25%	to	1.40%	18.72%	to	18.53%
Fidelity® VIP Equity-Income Portfolio - Initial Class
2023		590	$27.99	to	$37.74	$16,636	1.83%	0.90%	to	1.00%	9.68%	to	9.55%
2022		660	$25.52	to	$34.45	$16,977	1.92%	0.90%	to	1.00%	-5.83%	to	-5.93%
2021		635	$27.10	to	$36.62	$17,302	1.92%	0.90%	to	1.00%	23.80%	to	23.67%
2020		690	$21.89	to	$29.61	$15,180	1.62%	0.90%	to	1.00%	5.70%	to	5.64%
2019		732	$20.71	to	$28.03	$15,256	2.04%	0.90%	to	1.00%	26.36%	to	26.15%
Fidelity® VIP High Income Portfolio - Initial Class
2023		—		$18.93		$2	0.00%		1.25%			9.04%
2022		—		$17.36		$2	0.00%		1.25%			-12.46%
2021		—		$19.83		$3	0.00%		1.25%			3.12%
2020		—		$19.23		$3	0.00%		1.25%			1.42%
2019		—		$18.96		$3	5.19%		1.25%			13.67%
Fidelity® VIP Contrafund® Portfolio - Initial Class
2023		1,097	$36.23	to	$60.04	$40,358	0.49%	0.90%	to	1.00%	32.23%	to	32.13%
2022		1,165	$27.40	to	$45.44	$32,418	0.47%	0.90%	to	1.00%	-26.97%	to	-27.05%
2021		1,223	$37.52	to	$62.29	$46,585	0.06%	0.90%	to	1.00%	26.71%	to	26.55%
2020		1,309	$29.61	to	$49.22	$39,339	0.24%	0.90%	to	1.00%	29.36%	to	29.25%
2019		1,421	$22.89	to	$38.08	$32,949	0.47%	0.90%	to	1.00%	30.43%	to	30.28%
Fidelity® VIP Index 500 Portfolio - Initial Class
2023		62	$53.77	to	$88.93	$5,164	1.45%	1.25%	to	1.40%	24.61%	to	24.43%
2022		70	$43.15	to	$71.47	$4,656	1.38%	1.25%	to	1.40%	-19.74%	to	-19.87%
2021		84	$53.43	to	$88.63	$6,941	1.22%	1.25%	to	1.40%	26.97%	to	26.78%
2020		100	$42.08	to	$69.91	$6,515	1.63%	1.25%	to	1.40%	16.76%	to	16.57%
2019		109	$36.04	to	$59.97	$6,029	1.97%	1.25%	to	1.40%	29.73%	to	29.52%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
2023		2		$23.17		$58	3.45%		1.40%			4.70%
2022		3		$22.13		$58	1.55%		1.40%			-13.59%
2021		3		$25.79		$71	1.37%		1.40%			-1.98%
2020		3		$26.31		$75	2.70%		1.40%			7.83%
2019		3		$24.40		$73	2.53%		1.40%			8.16%
American Funds® The Growth Fund of America® - Class R-4
2023		1,548	$38.84	to	$54.30	$60,950	0.55%	0.90%	to	1.00%	35.95%	to	35.82%
2022		1,647	$28.57	to	$39.98	$47,647	0.20%	0.90%	to	1.00%	-31.36%	to	-31.44%
2021		1,830	$41.62	to	$58.31	$77,057	0.03%	0.90%	to	1.00%	18.21%	to	18.08%
2020		2,001	$35.21	to	$49.38	$71,207	0.24%	0.90%	to	1.00%	36.58%	to	36.41%
2019		2,133	$25.78	to	$36.20	$55,558	0.69%	0.90%	to	1.00%	26.93%	to	26.84%

41

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Neuberger Berman Sustainable Equity Fund - Trust Class Shares
2023		91	$31.73	to	$35.69	$2,908	0.15%	0.90%	to	1.00%	25.42%	to	25.27%
2022		93	$25.30	to	$28.49	$2,364	0.00%	0.90%	to	1.00%	-19.48%	to	-19.54%
2021		94	$31.42	to	$35.41	$2,959	0.26%	0.90%	to	1.00%	22.07%	to	21.94%
2020		91	$25.74	to	$29.04	$2,340	0.43%	0.90%	to	1.00%	18.13%	to	18.05%
2019		107	$21.79	to	$24.60	$2,335	0.50%	0.90%	to	1.00%	24.51%	to	24.37%
PIMCO VIT Real Return Portfolio - Administrative Class
2023		—		$10.96		$1	0.00%		0.90%			2.81%
2022		—		$10.66		$1	0.00%		0.90%			-12.69%
2021		—		$12.21		$1	0.00%		0.90%			4.63%
2020		—		$11.67		$1	0.00%		0.90%			10.72%
2019		—		$10.54		$1	1.64%		0.90%			7.44%
Pioneer Mid Cap Value VCT Portfolio - Class I
2023		—		$24.53		$1	0.00%		0.90%			11.45%
2022		—		$22.01		$1	0.00%		0.90%			-6.46%
2021		—		$23.53		$1	0.00%		0.90%			28.51%
2020		—		$18.31		$1	0.00%		0.90%			1.22%
2019		—		$18.09		$1	1.36%		0.90%			27.30%
Voya Balanced Portfolio - Class I
2023		508	$19.35	to	$39.79	$10,487	1.76%	0.90%	to	1.40%	14.90%	to	14.27%
2022		592	$16.84	to	$34.82	$10,584	1.63%	0.90%	to	1.40%	-18.01%	to	-18.57%
2021		633	$20.54	to	$42.67	$13,981	1.69%	0.90%	to	1.40%	14.88%	to	14.30%
2020		706	$17.88	to	$37.33	$13,510	2.25%	0.90%	to	1.40%	9.90%	to	9.28%
2019		766	$16.27	to	$34.16	$13,298	2.44%	0.90%	to	1.40%	17.98%	to	17.47%
Voya Government Money Market Portfolio - Class I
2023		1,042	$10.01	to	$12.53	$11,046	4.71%	0.90%	to	1.40%	3.84%	to	3.30%
2022		1,167	$9.64	to	$12.13	$11,993	1.48%	0.90%	to	1.40%	0.42%	to	0.00%
2021		1,099	$9.60	to	$12.13	$11,210	0.00%	0.90%	to	1.40%	-0.83%	to	-1.38%
2020		1,173	$9.68	to	$12.30	$12,048	0.22%	0.90%	to	1.40%	-0.62%	to	-1.13%
2019		937	$9.74	to	$12.44	$9,882	1.81%	0.90%	to	1.40%	1.04%	to	0.57%
Voya Intermediate Bond Portfolio - Class I
2023		1,266	$12.15	to	$22.68	$16,363	4.14%	0.90%	to	1.40%	6.30%	to	5.78%
2022		1,270	$11.43	to	$21.44	$15,458	2.71%	0.90%	to	1.40%	-15.14%	to	-15.12%
2021		1,450	$13.47	to	$25.42	$20,885	2.99%	0.90%	to	1.40%	-1.82%	to	-2.23%
2020		1,620	$13.72	to	$26.00	$23,732	3.49%	0.90%	to	1.40%	6.85%	to	6.30%
2019		1,595	$12.84	to	$24.46	$21,922	3.39%	0.90%	to	1.40%	8.91%	to	8.28%
Voya Balanced Income Portfolio - Service Class
2023		5		$15.77		$79	2.84%		1.40%			9.82%
2022		4		$14.36		$62	1.43%		1.40%			-15.08%
2021		5		$16.93		$78	2.41%		1.40%			7.63%
2020		6		$15.73		$88	3.37%		1.40%			1.55%
2019		6	$15.69	to	$15.49	$90	4.86%	1.25%	to	1.40%	16.92%	to	16.73%
Voya Global Perspectives® Portfolio - Class A
2023		2		$13.10		$26	8.00%		1.40%			8.62%
2022		2		$12.06		$24	3.23%		1.40%			-18.73%
2021		3	$15.04	to	$14.86	$38	2.70%	1.25%	to	1.40%	4.44%	to	4.28%
2020		3	$14.40	to	$14.25	$36	2.94%	1.25%	to	1.40%	14.38%	to	14.18%
2019		3	$12.59	to	$12.48	$32	3.31%	1.25%	to	1.40%	16.47%	to	16.31%

42

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya High Yield Portfolio - Institutional Class
2023		99	$10.96	to	$10.88	$1,080	6.52%	1.25%	to	1.40%	10.93%	to	10.68%
2022		108	$9.88	to	$9.83	$1,067	5.10%	1.25%	to	1.40%	-13.33%	to	-13.47%
2021		151	$11.41	to	$11.36	$1,719	5.34%	1.25%	to	1.40%	3.92%	to	3.74%
2020		140	$10.98	to	$10.95	$1,537	5.22%	1.25%	to	1.40%	4.77%	to	4.58%
2019	07/12/2019	175	$10.48	to	$10.47	$1,832	(a)	1.25%	to	1.40%		(a)
Voya Large Cap Growth Portfolio - Institutional Class
2023		207	$38.52	to	$56.32	$11,663	0.00%	0.90%	to	1.40%	36.60%	to	35.94%
2022		232	$28.20	to	$41.43	$9,623	0.00%	0.90%	to	1.40%	-31.12%	to	-31.51%
2021		253	$40.94	to	$60.47	$15,319	0.00%	0.90%	to	1.40%	18.49%	to	17.88%
2020		293	$34.55	to	$51.30	$15,058	0.46%	0.90%	to	1.40%	29.69%	to	29.06%
2019		323	$26.64	to	$39.75	$12,871	0.67%	0.90%	to	1.40%	31.56%	to	30.93%
Voya Large Cap Value Portfolio - Service Class
2023		6	$27.80	to	$27.27	$162	0.93%	1.25%	to	1.40%	11.83%	to	11.67%
2022		20	$24.86	to	$24.42	$483	1.79%	1.25%	to	1.40%	-5.08%	to	-5.24%
2021		12	$26.08	to	$25.66	$299	3.84%	1.25%	to	1.40%	25.08%	to	24.93%
2020		3	$20.85	to	$20.54	$66	2.06%	1.25%	to	1.40%	4.67%	to	4.48%
2019		2	$19.92	to	$19.66	$31	1.24%	1.25%	to	1.40%	23.19%	to	23.03%
Voya Retirement Conservative Portfolio - Adviser Class
2023		18	$13.78	to	$13.52	$247	1.14%	1.25%	to	1.40%	7.40%	to	7.30%
2022		50	$12.83	to	$12.60	$627	2.11%	1.25%	to	1.40%	-14.81%	to	-14.92%
2021		47	$15.10	to	$14.86	$699	2.13%	1.25%	to	1.40%	3.35%	to	3.19%
2020		49	$14.61	to	$14.40	$707	2.00%	1.25%	to	1.40%	8.95%	to	8.84%
2019		37	$13.41	to	$13.23	$494	2.76%	1.25%	to	1.40%	12.22%	to	12.02%
Voya Retirement Growth Portfolio - Adviser Class
2023		2		$19.48		$32	0.00%		1.40%			16.16%
2022		2		$16.77		$27	0.00%		1.40%			-18.08%
2021		3		$20.42		$52	2.04%		1.40%			13.89%
2020		3		$17.93		$46	2.30%		1.40%			12.06%
2019		3		$16.00		$41	1.86%		1.40%			19.85%
Voya Retirement Moderate Growth Portfolio - Adviser Class
2023		—		$18.58		$3	0.00%		1.25%			13.92%
2022		—		$16.31		$2	0.00%		1.25%			-17.46%
2021		—		$19.73		$3	0.00%		1.25%			12.49%
2020		—		$17.54		$3	0.00%		1.25%			11.72%
2019		—		$15.70		$2	1.93%		1.25%			18.49%
Voya Retirement Moderate Portfolio - Adviser Class
2023		6	$15.93	to	$15.63	$91	1.15%	1.25%	to	1.40%	9.86%	to	9.68%
2022		6	$14.50	to	$14.25	$83	1.10%	1.25%	to	1.40%	-16.23%	to	-16.32%
2021		6	$17.31	to	$17.04	$99	5.24%	1.25%	to	1.40%	8.26%	to	8.12%
2020		6	$15.99	to	$15.76	$92	2.29%	1.25%	to	1.40%	10.73%	to	10.60%
2019		6	$14.44	to	$14.25	$83	1.97%	1.25%	to	1.40%	15.71%	to	15.48%
Voya U.S. Stock Index Portfolio - Institutional Class
2023		1,060	$37.20	to	$49.61	$39,669	1.53%	0.90%	to	1.00%	24.79%	to	24.68%
2022		1,178	$29.81	to	$39.79	$35,271	1.24%	0.90%	to	1.00%	-19.08%	to	-19.16%
2021		1,229	$36.84	to	$49.22	$45,466	1.11%	0.90%	to	1.00%	27.21%	to	27.08%
2020		1,320	$28.96	to	$38.73	$38,406	1.78%	0.90%	to	1.00%	17.06%	to	16.94%
2019		1,449	$24.74	to	$33.12	$36,036	1.63%	0.90%	to	1.00%	29.94%	to	29.83%

43

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
2023		28	$10.55	to	$10.35	$294	3.43%	1.25%	to	1.40%	2.93%	to	2.78%
2022		34	$10.25	to	$10.07	$347	4.59%	1.25%	to	1.40%	-13.65%	to	-13.78%
2021		41	$11.94	to	$11.75	$480	2.22%	1.25%	to	1.40%	3.65%	to	3.52%
2020		45	$11.52	to	$11.35	$513	1.74%	1.25%	to	1.40%	9.40%	to	9.24%
2019		39	$10.53	to	$10.39	$405	2.16%	1.25%	to	1.40%	6.80%	to	6.67%
VY® Invesco Growth and Income Portfolio - Service Class
2023		1		$27.77		$26	0.00%		0.90%			11.35%
2022		1		$24.94		$23	0.00%		0.90%			-6.70%
2021		1		$26.73		$25	0.00%		0.90%			27.83%
2020		1		$20.91		$20	0.00%		0.90%			1.95%
2019		1		$20.51		$19	2.44%		0.90%			23.63%
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
2023		10	$22.59	to	$21.98	$210	1.77%	1.25%	to	1.40%	5.46%	to	5.32%
2022		12	$21.42	to	$20.87	$243	0.00%	1.25%	to	1.40%	-27.27%	to	-27.38%
2021		12	$29.27	to	$28.57	$346	0.00%	1.25%	to	1.40%	-10.98%	to	-11.08%
2020		11	$32.88	to	$32.13	$367	0.58%	1.25%	to	1.40%	32.05%	to	31.84%
2019		13	$24.90	to	$24.37	$321	0.16%	1.25%	to	1.40%	30.50%	to	30.25%
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
2023		1,973	$30.69	to	$30.31	$61,090	2.04%	0.90%	to	1.40%	17.54%	to	16.94%
2022		2,132	$26.11	to	$25.92	$56,166	1.21%	0.90%	to	1.40%	-12.97%	to	-13.31%
2021		2,219	$30.00	to	$29.93	$67,141	0.79%	0.90%	to	1.40%	17.32%	to	16.73%
2020		2,367	$25.57	to	$25.64	$60,995	1.19%	0.90%	to	1.40%	16.92%	to	16.33%
2019		2,712	$21.87	to	$22.04	$59,751	1.51%	0.90%	to	1.40%	23.21%	to	22.58%
Voya Global Bond Portfolio - Initial Class
2023		645	$9.68	to	$12.62	$6,402	3.65%	0.90%	to	1.40%	5.33%	to	4.73%
2022		669	$9.19	to	$12.05	$6,315	2.70%	0.90%	to	1.40%	-19.10%	to	-19.02%
2021		742	$11.36	to	$14.97	$8,643	2.88%	0.90%	to	1.40%	-5.65%	to	-6.09%
2020		837	$12.04	to	$15.94	$10,337	2.80%	0.90%	to	1.40%	8.27%	to	7.63%
2019		924	$11.12	to	$14.81	$10,550	2.91%	0.90%	to	1.40%	6.92%	to	6.39%
Voya Global Insights Portfolio - Initial Class
2023		1,063	$27.30	to	$35.73	$30,890	0.05%	0.90%	to	1.40%	31.50%	to	30.83%
2022		1,126	$20.76	to	$27.31	$24,966	0.00%	0.90%	to	1.40%	-32.53%	to	-32.85%
2021		1,248	$30.77	to	$40.69	$41,007	0.00%	0.90%	to	1.40%	14.34%	to	13.75%
2020		1,388	$26.91	to	$35.77	$39,895	1.03%	0.90%	to	1.40%	26.64%	to	26.00%
2019		1,516	$21.25	to	$28.39	$34,413	0.51%	0.90%	to	1.40%	30.61%	to	29.93%
Voya International High Dividend Low Volatility Portfolio - Initial Class
2023		29	$12.19	to	$11.90	$348	4.49%	1.25%	to	1.40%	13.40%	to	13.23%
2022		30	$10.75	to	$10.51	$320	4.50%	1.25%	to	1.40%	-10.27%	to	-10.40%
2021		30	$11.94	to	$11.70	$347	2.73%	1.25%	to	1.40%	10.66%	to	10.48%
2020		22	$10.79	to	$10.59	$239	3.22%	1.25%	to	1.40%	-2.00%	to	-2.04%
2019		24	$11.01	to	$10.81	$258	2.41%	1.25%	to	1.40%	15.29%	to	15.12%
Voya Solution Moderately Aggressive Portfolio - Service Class
2023		—		$15.33		$3	0.00%		1.40%			16.93%
2022		—		$13.11		$2	0.00%		1.40%			-20.26%
2021		—		$16.39		$3	0.00%		1.40%			15.50%
2020		—		$14.19		$3	0.00%		1.40%			12.35%
2019		—		$12.63		$3	2.30%		1.40%			20.86%

44

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
VY® Baron Growth Portfolio - Service Class
2023		341	$34.67	to	$68.98	$11,994	0.00%	0.90%	to	1.00%	13.75%	to	13.66%
2022		368	$30.48	to	$60.69	$11,354	0.00%	0.90%	to	1.00%	-24.37%	to	-24.45%
2021		389	$40.30	to	$80.33	$15,903	0.00%	0.90%	to	1.00%	19.34%	to	19.24%
2020		425	$33.77	to	$67.37	$14,528	0.00%	0.90%	to	1.00%	32.07%	to	31.92%
2019		483	$25.57	to	$51.07	$12,491	0.00%	0.90%	to	1.00%	37.33%	to	37.14%
VY® Invesco Equity and Income Portfolio - Initial Class
2023		109	$29.45	to	$28.63	$3,139	2.20%	1.25%	to	1.40%	8.87%	to	8.74%
2022		118	$27.05	to	$26.33	$3,128	1.58%	1.25%	to	1.40%	-9.35%	to	-9.49%
2021		137	$29.65	to	$28.90	$3,967	1.40%	1.25%	to	1.40%	17.38%	to	17.15%
2020		156	$25.26	to	$24.67	$3,867	1.72%	1.25%	to	1.40%	8.55%	to	8.44%
2019		171	$23.27	to	$22.75	$3,906	1.98%	1.25%	to	1.40%	18.60%	to	18.43%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
2023		40	$52.03	to	$50.57	$2,033	0.00%	1.25%	to	1.40%	19.44%	to	19.27%
2022		43	$43.56	to	$42.40	$1,808	0.00%	1.25%	to	1.40%	-24.47%	to	-24.58%
2021		45	$58.31	to	$56.85	$2,574	0.00%	1.25%	to	1.40%	12.37%	to	12.22%
2020		50	$51.89	to	$50.66	$2,550	0.08%	1.25%	to	1.40%	30.21%	to	30.00%
2019		58	$39.85	to	$38.97	$2,260	0.30%	1.25%	to	1.40%	35.45%	to	35.27%
VY® T. Rowe Price Growth Equity Portfolio - Initial Class
2023		445	$38.42	to	$67.81	$17,334	0.00%	0.90%	to	1.25%	45.59%	to	45.08%
2022		440	$26.39	to	$46.74	$11,771	0.00%	0.90%	to	1.25%	-41.16%	to	-41.38%
2021		482	$44.85	to	$79.73	$21,924	0.00%	0.90%	to	1.25%	19.00%	to	18.58%
2020		508	$37.69	to	$67.24	$19,444	0.00%	0.90%	to	1.25%	35.48%	to	34.97%
2019		503	$27.82	to	$49.82	$14,196	0.23%	0.90%	to	1.25%	29.64%	to	29.20%
Voya Strategic Allocation Conservative Portfolio - Class I
2023		16	$27.53	to	$29.46	$426	3.33%	1.25%	to	1.40%	10.52%	to	10.34%
2022		17	$24.91	to	$26.70	$415	3.36%	1.25%	to	1.40%	-17.49%	to	-17.57%
2021		18	$30.19	to	$32.42	$538	2.87%	1.25%	to	1.40%	7.78%	to	7.64%
2020		25	$28.01	to	$30.12	$715	2.74%	1.25%	to	1.40%	9.03%	to	8.89%
2019		19	$25.69	to	$27.66	$528	2.75%	1.25%	to	1.40%	13.42%	to	13.22%
Voya Strategic Allocation Growth Portfolio - Class I
2023		3	$26.59	to	$39.22	$107	6.78%	1.25%	to	1.40%	17.19%	to	17.00%
2022		34	$22.69	to	$33.52	$1,132	3.04%	1.25%	to	1.40%	-20.58%	to	-20.68%
2021		34	$28.50	to	$42.15	$1,433	1.94%	1.25%	to	1.40%	15.90%	to	15.70%
2020		35	$24.59	to	$36.43	$1,253	1.85%	1.25%	to	1.40%	12.95%	to	12.79%
2019		35	$21.77	to	$32.30	$1,123	2.30%	1.25%	to	1.40%	21.35%	to	21.16%
Voya Strategic Allocation Moderate Portfolio - Class I
2023		32	$24.96	to	$34.35	$1,062	3.97%	1.25%	to	1.40%	14.65%	to	14.50%
2022		33	$21.77	to	$30.00	$955	2.89%	1.25%	to	1.40%	-19.28%	to	-19.40%
2021		34	$26.94	to	$37.18	$1,256	2.06%	1.25%	to	1.40%	12.39%	to	12.26%
2020		27	$23.97	to	$33.12	$877	1.92%	1.25%	to	1.40%	11.33%	to	11.14%
2019		34	$21.53	to	$29.80	$995	2.97%	1.25%	to	1.40%	17.78%	to	17.60%
Voya Growth and Income Portfolio - Class I
2023		65	$35.24	to	$61.42	$3,659	1.14%	0.90%	to	1.40%	26.26%	to	25.60%
2022		71	$27.91	to	$48.90	$3,213	1.00%	0.90%	to	1.40%	-15.48%	to	-16.07%
2021		85	$33.02	to	$58.15	$4,570	1.03%	0.90%	to	1.40%	27.84%	to	27.22%
2020		95	$25.83	to	$45.71	$3,988	1.27%	0.90%	to	1.40%	16.19%	to	15.60%
2019		108	$22.23	to	$39.54	$3,895	1.58%	0.90%	to	1.40%	27.76%	to	27.10%

45

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya Global High Dividend Low Volatility Portfolio - Class S
2023		2	$14.39	to	$14.19	$29	3.45%	1.25%	to	1.40%	5.11%	to	4.88%
2022		2	$13.69	to	$13.53	$29	3.45%	1.25%	to	1.40%	-6.04%	to	-6.17%
2021		2		$14.46		$29	3.77%		1.40%			18.91%
2020		2		$12.16		$24	3.45%		1.40%			-2.49%
2019		3		$12.47		$34	2.78%		1.40%			19.67%
Voya Index Plus LargeCap Portfolio - Class I
2023		11	$35.69	to	$69.56	$704	0.91%	0.90%	to	1.40%	24.96%	to	24.30%
2022		12	$28.56	to	$55.96	$611	0.84%	0.90%	to	1.40%	-19.78%	to	-20.58%
2021		13	$35.60	to	$70.10	$818	1.02%	0.90%	to	1.40%	28.06%	to	27.43%
2020		15	$27.80	to	$55.01	$747	1.40%	0.90%	to	1.40%	14.88%	to	14.29%
2019		16	$24.20	to	$48.13	$684	2.03%	0.90%	to	1.40%	28.93%	to	28.21%
Voya Index Plus MidCap Portfolio - Class I
2023		1,107	$27.13	to	$60.24	$30,650	1.07%	0.90%	to	1.00%	16.49%	to	16.36%
2022		1,190	$23.29	to	$51.77	$28,286	0.86%	0.90%	to	1.00%	-15.06%	to	-15.15%
2021		1,330	$27.42	to	$61.01	$37,178	0.92%	0.90%	to	1.00%	26.59%	to	26.47%
2020		1,447	$21.66	to	$48.24	$31,850	1.25%	0.90%	to	1.00%	7.28%	to	7.18%
2019		1,603	$20.19	to	$45.01	$32,862	1.39%	0.90%	to	1.00%	25.95%	to	25.80%
Voya International Index Portfolio - Class I
2023		23	$23.68	to	$23.16	$535	5.10%	1.25%	to	1.40%	16.25%	to	16.09%
2022		24	$20.37	to	$19.95	$484	2.55%	1.25%	to	1.40%	-15.86%	to	-15.96%
2021		29	$24.15	to	$23.69	$692	2.10%	1.25%	to	1.40%	9.47%	to	9.32%
2020		34	$22.06	to	$21.67	$738	2.41%	1.25%	to	1.40%	6.57%	to	6.38%
2019		37	$20.70	to	$20.37	$756	3.32%	1.25%	to	1.40%	19.93%	to	19.75%
Voya Russell™ Large Cap Growth Index Portfolio - Class I
2023		148	$74.05	to	$72.44	$10,718	0.51%	1.25%	to	1.40%	44.15%	to	43.96%
2022		153	$51.37	to	$50.32	$7,688	0.39%	1.25%	to	1.40%	-31.63%	to	-31.75%
2021		163	$74.34	to	$72.94	$11,927	0.51%	1.25%	to	1.40%	29.04%	to	28.82%
2020		178	$57.61	to	$56.62	$10,094	0.57%	1.25%	to	1.40%	36.74%	to	36.53%
2019		197	$42.13	to	$41.47	$8,183	0.54%	1.25%	to	1.40%	34.13%	to	33.95%
Voya Russell™ Large Cap Index Portfolio - Class I
2023		13	$60.66	to	$59.32	$804	1.34%	1.25%	to	1.40%	27.79%	to	27.60%
2022		15	$47.47	to	$46.49	$694	0.55%	1.25%	to	1.40%	-21.74%	to	-21.85%
2021		19	$60.14	to	$58.99	$1,124	1.06%	1.25%	to	1.40%	25.82%	to	25.64%
2020		20	$47.80	to	$46.95	$943	1.41%	1.25%	to	1.40%	20.34%	to	20.14%
2019		23	$39.72	to	$39.08	$902	1.98%	1.25%	to	1.40%	29.68%	to	29.49%
Voya Russell™ Large Cap Value Index Portfolio - Class I
2023		218	$17.60	to	$17.38	$3,793	2.08%	1.25%	to	1.40%	8.84%	to	8.69%
2022		243	$16.17	to	$15.99	$3,888	1.27%	1.25%	to	1.40%	-7.18%	to	-7.30%
2021		270	$17.32	to	$17.15	$4,644	2.15%	1.25%	to	1.40%	21.46%	to	21.20%
2020		296	$14.26	to	$14.15	$4,193	1.02%	1.25%	to	1.40%	0.21%	to	0.07%
2019		354	$14.23	to	$14.14	$5,010	2.59%	1.25%	to	1.40%	24.28%	to	24.14%
Voya Russell™ Large Cap Value Index Portfolio - Class S
2023		11		$37.16		$397	1.77%		1.40%			8.46%
2022		12		$34.26		$396	1.31%		1.40%			-7.56%
2021		14		$36.85		$523	1.83%		1.40%			20.98%
2020		15		$30.46		$459	1.00%		1.40%			-0.20%
2019		18	$31.03	to	$30.52	$539	2.11%	1.25%	to	1.40%	24.07%	to	23.86%
46

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund		Unit Fair Value			Net	Investment				Total ReturnD
	Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
2023		4	$13.34	to	$13.26	$56	0.00%	1.25%	to	1.40%	23.52%	to	23.35%
2022		10	$10.80	to	$10.75	$107	0.00%	1.25%	to	1.40%	-27.37%	to	-27.51%
2021		12	$15.02	to	$14.97	$185	0.00%	1.25%	to	1.40%	10.60%	to	10.40%
2020		10	$13.58	to	$13.56	$141	0.00%	1.25%	to	1.40%	32.88%	to	32.68%
2019	12/13/2019	15		$10.22		$148	(a)	1.25%	to	1.40%		(a)
Voya Russell™ Small Cap Index Portfolio - Class I
2023		16	$12.43	to	$12.35	$196	2.16%	1.25%	to	1.40%	15.20%	to	15.10%
2022		16	$10.79	to	$10.73	$175	0.89%	1.25%	to	1.40%	-22.54%	to	-22.75%
2021		20	$13.77	to	$13.73	$276	0.80%	1.25%	to	1.40%	12.87%	to	12.73%
2020		19	$12.20	to	$12.18	$227	0.91%	1.25%	to	1.40%	18.10%	to	17.91%
2019	12/13/2019	21		$10.33		$214	(a)	1.25%	to	1.40%		(a)
Voya Small Company Portfolio - Class I
2023		1,252	$24.71	to	$75.78	$32,457	0.45%	0.90%	to	1.40%	16.94%	to	16.35%
2022		1,340	$21.13	to	$65.13	$29,711	0.00%	0.90%	to	1.40%	-17.43%	to	-18.53%
2021		1,462	$25.59	to	$79.28	$39,258	0.15%	0.90%	to	1.40%	13.73%	to	13.16%
2020		1,600	$22.50	to	$70.06	$37,716	0.50%	0.90%	to	1.40%	11.28%	to	10.71%
2019		1,765	$20.22	to	$63.28	$37,361	0.43%	0.90%	to	1.40%	25.05%	to	24.44%
Voya MidCap Opportunities Portfolio - Class I
2023		346	$30.30	to	$26.29	$10,550	0.00%	0.90%	to	1.40%	22.42%	to	21.83%
2022		371	$24.75	to	$21.58	$9,213	0.00%	0.90%	to	1.40%	-25.74%	to	-25.17%
2021		395	$33.33	to	$29.22	$13,243	0.00%	0.90%	to	1.40%	11.06%	to	10.51%
2020		418	$30.01	to	$26.44	$12,654	0.11%	0.90%	to	1.40%	39.91%	to	39.16%
2019		470	$21.45	to	$19.00	$10,108	0.28%	0.90%	to	1.40%	28.14%	to	27.52%
Voya MidCap Opportunities Portfolio - Class S
2023		9	$28.85	to	$28.30	$242	0.00%	1.25%	to	1.40%	21.83%	to	21.62%
2022		3	$23.68	to	$23.27	$62	0.00%	1.25%	to	1.40%	-25.13%	to	-25.22%
2021		5	$32.06	to	$31.55	$157	0.00%	1.25%	to	1.40%	5.84%	to	10.28%
2020		4		$28.61		$105	0.00%		1.40%			38.82%
2019		4		$20.61		$76	0.12%		1.40%			27.22%
Voya SmallCap Opportunities Portfolio - Class I
2023		—		$23.33		$1	0.00%		0.90%			19.89%
2022		—		$19.46		$1	0.00%		0.90%			-23.81%
2021		—		$25.54		$1	0.00%		0.90%			3.74%
2020		—		$24.62		$1	0.00%		0.90%			25.23%
2019		—		$19.66		$1	0.00%		0.90%			24.59%
Voya SmallCap Opportunities Portfolio - Class S
2023		3	$22.55	to	$22.12	$66	0.00%	1.25%	to	1.40%	19.12%	to	18.92%
2022		6	$18.93	to	$18.60	$112	0.00%	1.25%	to	1.40%	-24.70%	to	-24.82%
2021		6	$24.99	to	$24.59	$150	0.00%	1.25%	to	1.40%	3.05%	to	2.93%
2020		6	$24.25	to	$23.89	$139	0.00%	1.25%	to	1.40%	20.53%	to	24.30%
2019		5		$19.22		$93	0.00%		1.40%			23.60%
Wanger Acorn
2023	04/21/2023	—		$10.70		$2	(e)		0.90%			(e)
2022		(e)		(e)		(e)	(e)		(e)			(e)
2021		(e)		(e)		(e)	(e)		(e)			(e)
2020		(e)		(e)		(e)	(e)		(e)			(e)
2019		(e)		(e)		(e)	(e)		(e)			(e)

47

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

A	The Fund Inception Date represents the first date the fund received money.
B	The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.
C	The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense, administrative, and other charges, as defined in the Charges and Fees Note.
D	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(a)	As investment Division had no investments until 2019, this data is not meaningful and therefore not presented.
(e)	As investment Division had no investments until 2023, this data is not meaningful and therefore not presented.

48

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
——————————————————————
FORM 10-K

(Mark One)
☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2023

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from ______________ to ______________

Commission File Number: 033-23376

VOYA RETIREMENT INSURANCE & ANNUITY CO

(Exact name of registrant as specified in its charter)

Connecticut	71-0294708
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

One Orange Way	Windsor, Connecticut	06095-4774	(860) 580-4646
(Address of principal executive offices)		(Zip Code)	(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    ☐ Yes       ☒ No
Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act    ☐ Yes       ☒ No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. ☒ Yes       ☐ No

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). ☒ Yes       ☐ No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of "large accelerated filer", "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☐
		Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐
If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements.    ☐

Indicate by check mark whether any of those error corrections are restatements that required a recovery analysis of incentive-based compensation received by any of the registrant’s executive officers during the relevant recovery period pursuant to §240.10D-1(b).     ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).        ☐ Yes       ☒ No

State the aggregate market value of the voting and non-voting common equity held by non-affiliates: None

APPLICABLE ONLY TO REGISTRANTS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PRECEDING FIVE YEARS:
Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. ☐ Yes ☐ No

As of March 1, 2024, 55,000 shares of Common Stock, $50 par value were outstanding, all of which were directly owned by Voya Holdings Inc.
NOTE:  WHEREAS VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY MEETS THE CONDITIONS SET FORTH IN GENERAL INSTRUCTION I(1)(a) AND (b) OF FORM 10-K, THIS FORM IS BEING FILED WITH THE REDUCED DISCLOSURE FORMAT PURSUANT TO GENERAL INSTRUCTION I(2).

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Form 10-K for the period ended December 31, 2023

For the purposes of this discussion, the terms "VRIAC," "the Company," "we," "our," and "us" refer to Voya Retirement Insurance and Annuity Company and its wholly owned subsidiaries.

NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K, including "Risk Factors," "Management's Narrative Analysis of the Results of Operations and Financial Condition" and "Business" contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-looking statements use words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) global market risks, including general economic conditions, our ability to manage such risks and interest rates; (ii) liquidity and credit risks, including financial strength or credit ratings downgrades, requirements to post collateral, and availability of funds through lending programs; (iii) strategic and business risks, including our ability to maintain market share or otherwise manage our third party relationships; (iv) investment risks, including the ability to achieve desired returns or liquidate certain assets; (v) operational risks, including cybersecurity and privacy failures and our dependence on third parties; (vi) tax, regulatory and legal risks, including limits on our ability to use deferred tax assets, changes in law, regulation or accounting standards, and our ability to comply with regulations and (vii) other factors described in Part I, Item 1A. Risk Factors.

The risks included here are not exhaustive. Current reports on Form 8-K and other documents filed with the Securities and Exchange Commission ("SEC") include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.

PART I
Item 1.    Business
(Dollar amounts in millions, unless otherwise stated)

Organization of Business

Voya Retirement Insurance and Annuity Company ("VRIAC") is a stock life insurance company domiciled in the State of Connecticut. VRIAC and its wholly owned subsidiaries (collectively, "the Company") provide financial products and services in the United States. VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

VRIAC is a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc. ("Voya Financial").

Description of Business

We offer qualified and non-qualified annuity contracts that include a variety of funding and payout options for employer-sponsored retirement plans as well as some individual plans qualified under Internal Revenue Code Sections 401, 403, 408, 457 and 501, as well as non-qualified deferred compensation plans and related services. Our products are offered primarily to small and mid-sized corporations, public and private school systems, higher education institutions, hospitals and healthcare facilities, not-for-profit organizations, state and local governments, and individuals. We also provide stable value investment options, including separate account guaranteed investment contracts (e.g., GICs) and synthetic GICs, to institutional clients. Our products are generally distributed through third-party brokers and advisors, third-party administrators, pension consultants, and representatives associated with Voya Financial's owned broker-dealer and investment advisor, Voya Financial Advisors, Inc. ("VFA").

We have one operating segment, which offers the products described below.

Products and Services

Our products include deferred and immediate (i.e., payout) annuity contracts. Our products also include programs offered to qualified plans and non-qualified deferred compensation plans that package administrative and record-keeping services, participant education, and a broad suite of financial wellness offerings including retirement and financial planning guidance and advisory products, tools and services along with a variety of variable and fixed investment solutions that include proprietary and non-proprietary options. In addition, we offer wrapper agreements entered into with retirement plans, which contain certain benefit responsive guarantees (i.e., guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with us. Stable value products are also provided to institutional plan sponsors where we may or may not be providing other employer sponsored products and services.

Annuity contracts offered by us contain variable and fixed investment options. Variable options generally provide for assumption by the customer of investment risks. Assets supporting variable annuity options are held in separate accounts that invest in mutual funds distributed by VRIAC and managed or distributed by its affiliates, or unaffiliated entities. Variable separate account investment income and realized capital gains and losses are not reflected in the Consolidated Statements of Operations.

Fixed options are either "fully-guaranteed" or "experience-rated." Fully-guaranteed fixed options provide guarantees on investment returns and maturity values. Experience-rated fixed options require the contract owner to assume certain investment risks, including realized capital gains and losses on the sale of invested assets and other risks subject to, among other things, principal and interest guarantees.

Other variable annuity contracts contain minimum interest rate guarantees and allow the contract holder to select either the market value of the account or the book value of the account at termination. The book value of the account is equal to deposits plus interest, less any withdrawals. Under the terms of the contract, the book value settlement is paid out over time. These guarantees are offered in our Stabilizer and managed custody guarantee products ("MCG").

Fees and Margins

Insurance and expense charges, investment management fees and other fees earned by us vary by product and depend on, among other factors, the funding option selected by the customer under the product. For annuity products where assets are allocated to variable funding options through a separate account, we may charge the separate account asset-based insurance and expense fees.

In addition, where the customer selects a variable funding option, we may receive compensation from the fund's adviser, administrator, or other affiliated entity, for the performance of certain administrative, recordkeeping or other services. This compensation, which may be deducted from fund assets, may include a share of the management fee, service fees, 12b-1 distribution fees or other revenues based on a percentage of average net assets held in the fund by us. For funds managed by an affiliate, additional compensation may be received in the form of intercompany payments from the fund's investment advisor or the investment advisor's parent in order to allocate revenue and profits across the organization.

For fixed funding options, we earn a margin that is based on the difference between income earned on the investments supporting the liability and interest credited to customers.

In connection with programs offered to qualified plans and non-qualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, we may receive 12b-1 and service plan fees, as well as compensation from the affiliated or non-affiliated fund's advisor, administrator, or other affiliated entity for the performance of certain shareholder services.

We may also receive other fees or charges depending on the nature of the products.

Strategy, Method of Distribution and Principal Markets

Our products are offered primarily to small and mid-sized corporations, public and private school systems, higher education institutions, hospitals and healthcare facilities, not-for-profit organizations, state and local governments, and individuals. Our products are generally distributed through independent brokers and advisors, third-party administrators, consultants, and representatives associated with Voya Financial's owned broker-dealer and investment advisor, VFA.

We are not dependent upon any single customer and no single customer accounted for more than 10% of consolidated revenue in 2023. In addition, the loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on us.

Assets Under Management and Administration

A substantial portion of our fees, other charges and margins, are based on assets under management ("AUM"). AUM represents on-balance sheet assets supporting customer account values/liabilities and surplus as well as off-balance sheet institutional/mutual funds. Customer account values reflect the amount of policyholder equity that has accumulated within retirement and annuity products. AUM includes general account assets in which we bear the investment risk, separate account assets in which the contract owner bears the investment risk and institutional/mutual funds, which are excluded from our balance sheets. AUM-based revenues increase or decrease with a rise or fall in the amount of AUM, whether caused by changes in capital markets or by net flows. AUM is principally affected by net deposits (i.e., new deposits, less surrenders and other outflows) and investment performance (i.e., interest credited to contract owner accounts for assets that earn a fixed return or market performance for assets that earn a variable return). Assets under administration ("AUA") represent accumulated assets on contracts pursuant to which we either provide administrative services or product guarantees for assets managed by third parties. Fees earned on AUA are generally based on the number of participants, asset levels or the level of services or product guarantees that are provided.

The AUM, AUA and deposits, were as follows as of and for the periods indicated:

December 31,
2023
Deposits:
Variable annuities	$10,044
Fixed annuities	2,253
Total annuities	12,297
Other products	940
Total deposits	$13,237

Assets under management:
Variable annuities	$82,153
Fixed annuities	27,503
Total annuities	109,656
Other products	11,111
Total assets under management	$120,767

Assets under administration	406,672
Total assets under management and administration	$527,439

Competition

Within the retirement business, competition from traditional insurance carriers, 403(b) and 457 plan providers, as well as banks, mutual fund companies and other investment managers, offers consumers many choices. Principal competitive factors are reputation for investment performance, product features, service, cost and the perceived financial strength of the investment manager. Competition may affect, among other matters, both business growth and the pricing of our products and services.

Reinsurance Arrangements

We utilize indemnity reinsurance agreements to reduce our exposure to losses from our annuity insurance business. Reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge our primary liability as the direct insurer of the risks. Reinsurance treaties are structured as monthly or yearly renewable term, coinsurance, or modified coinsurance. All agreements that we currently have relate to specifically-identified blocks of business or contracts; therefore the agreements do not cover new contracts written, if any.

See Liquidity and Capital Resources-Reinsurance in Management's Narrative Analysis of the Results of Operations and Financial Condition in Part II, Item 7. of this Annual Report on Form 10-K for further discussion of our reinsurance arrangements.

Investment Overview and Strategy

Our investment strategy seeks to achieve sustainable risk-adjusted returns by focusing on principal preservation, disciplined matching of asset characteristics with liability requirements and the diversification of risks. Investment activities are undertaken according to investment policy statements that contain internally established guidelines and risk tolerances and in all cases are required to comply with applicable laws and insurance regulations. Risk tolerances are established for credit risk, credit spread risk, market risk, liquidity risk and concentration risk across issuers, sectors and asset types that seek to mitigate the impact of cash flow variability arising from these risks.

Investments are managed by Voya Investment Management LLC, our affiliate, pursuant to an investment advisory agreement. Portfolios are established for groups of products with similar liability characteristics within us. Our investment portfolio consists largely of high quality fixed maturity securities and short-term investments, investments in commercial mortgage loans, limited partnerships and other instruments, including a small amount of equity holdings. Fixed maturity securities include publicly issued corporate bonds, government bonds, privately placed notes and bonds, mortgage-backed securities and asset-

backed securities. We use derivatives for hedging purposes and to replicate exposure to other assets as a more efficient means of assuming credit exposure similar to bonds of the underlying issuer(s).

Employees and Other Shared Services

VRIAC had 1,660 employees as of December 31, 2023, primarily focused on managing new business processing, product distribution, marketing, customer service and product management for us and certain of our affiliates, as well as providing product development, actuarial and finance services to us and certain of our affiliates. We also utilize services provided by Voya Services Company and other affiliates. These services include risk management, human resources, investment management, information technology, legal and compliance services, as well as other new business processing, actuarial and finance related services. The affiliated companies are reimbursed for our use of various services and facilities under a variety of intercompany agreements.

REGULATION

Our operations and businesses are subject to a significant number of federal and state laws, regulations, administrative determinations. Following is a description of certain legal and regulatory frameworks to which we are or may be subject.

Insurance Regulation

Our operations are subject to comprehensive regulation and supervision under U.S. state and federal laws. Each U.S. state, the District of Columbia and U.S. territories and possessions have insurance laws that apply to companies licensed to conduct insurance business in the jurisdiction. We are subject to the insurance laws of the State of Connecticut, where we are domiciled and other jurisdictions in which we transact business. The primary regulators of our insurance operations are the insurance departments of Connecticut, Minnesota and New York.

State insurance laws and regulations grant insurance regulators broad regulatory and administrative powers with respect to all aspects of the insurance business. State regulators enforce the requirements of insurance laws and regulations through periodic market conduct examinations and other examinations. State insurance laws and regulations regulating affiliate transactions, the payment of dividends and change of control transactions are discussed in greater detail below.

State insurance laws and regulations require us to file financial statements with state insurance regulators everywhere we are licensed and our operations and accounts are subject to examination by those regulators at any time. We prepare statutory financial statements in accordance with accounting practices and procedures developed by regulators to monitor and regulate the solvency of insurance companies and their ability to pay current and future policyholder obligations. The National Association of Insurance Commissioners ("NAIC") has approved these uniform statutory accounting principles which have in turn been adopted, in some cases with minor modifications, by all state insurance regulators.

We are subject to periodic financial examinations and other inquiries and investigations by our state insurance regulators and other state law enforcement agencies and attorneys general.

Insurance Holding Company Regulation

Because we are part of an affiliated group of companies, we are subject to the insurance holding company law of the State of Connecticut, our state of domicile. State insurance holding company law generally requires each insurance company directly or indirectly owned by the holding company to register with the insurance regulator in the insurance company’s state of domicile and to furnish annually financial and other information about the operations of companies within the holding company system.

Affiliate Transactions. Generally, all transactions affecting the insurers in the holding company system must be fair and reasonable and, if material, require prior notice and approval or non-disapproval by the insurance commissioner of the state of domicile of the insurance subsidiary proposing the material transaction.

Change of Control. State insurance holding company regulations, including those of Connecticut, generally provide that no person, corporation or other entity may acquire control of an insurance company, or a controlling interest in any parent company of an insurance company, without the prior approval of such insurance company’s domiciliary state insurance regulator. Under Connecticut law, any person acquiring, directly or indirectly, 10% or more of the voting securities of an insurance company is presumed to have acquired "control" of the company. This statutory presumption of control may be rebutted by a showing that control does not exist in fact. Our Connecticut insurance regulators, however, may find that "control" exists in circumstances in which a person owns or controls less than 10% of voting securities.

Any purchaser of shares of common stock representing 10% or more of the voting power of our capital stock or that of Voya Financial, Inc. will be presumed to have acquired control of our Company unless, following application by that purchaser with the Connecticut Insurance Department, the Insurance Commissioner determines otherwise.

NAIC Regulations. The NAIC insurance holding company model act and regulations, a version of which has been adopted by our domicile states, include a requirement that an insurance holding company system's ultimate controlling person submit annually to its lead state insurance regulator an "enterprise risk report" that identifies activities, circumstances or events involving one or more affiliates of an insurer that, if not remedied properly, are likely to have a material adverse effect upon the financial condition or liquidity of the insurer or its insurance holding company system as a whole.

In addition, the NAIC's Risk Management and Own Risk and Solvency Assessment (“ORSA”) Model Act, which has been adopted by the Connecticut Insurance Department, requires that insurers maintain a risk management framework and conduct an internal risk and solvency assessment of the insurer's material risks in normal and stressed environments. In accordance with statutory requirements, Voya Financial, Inc. regularly prepares and submits ORSA summary reports on behalf of the consolidated enterprise to the Connecticut Insurance Department, the legal insurance regulator of Voya Financial, Inc.'s consolidated enterprise. The Connecticut Insurance Department has adopted the Corporate Governance Annual Filing Model Act, which requires insurers, including Voya Financial, Inc., to make an annual confidential filing regarding their corporate governance policies.

Dividend Payment Restrictions. The insurance law of an insurance company's state of domicile imposes certain restrictions on a domiciliary insurance company's ability to pay dividends and interest to its parent. These restrictions are based in part on the prior year’s statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends above these levels, or extraordinary dividends, are subject to approval by the insurance commissioner of the state of domicile of the insurance subsidiary proposing to pay the dividend. In addition, under Connecticut insurance law, no dividend or other distribution exceeding an amount equal to an insurance company's earned surplus may be paid without the domiciliary insurance regulator's prior approval.

Financial Regulation

Policy and Contract Reserve Sufficiency Analysis. Under the laws and regulations of Connecticut, we are required to conduct annual analyses of the sufficiency of our statutory reserves. Other jurisdictions in which we are licensed may have certain reserve requirements that differ from our state of domicile. In each case, a qualified actuary must submit an opinion that states that the aggregate statutory reserves, when considered in light of the assets held with respect to such reserves, are sufficient to meet the insurer's contractual obligations and related expenses. If such an opinion cannot be rendered, the affected insurer must establish additional statutory reserves by moving funds from available statutory surplus. We submit these opinions annually to applicable insurance regulatory authorities.

Surplus and Capital Requirements. Insurance regulators have the discretionary authority, in connection with the ongoing licensing of insurance companies, to limit or prohibit the ability of an insurer to issue new policies if, in the regulators' judgment, the insurer is not maintaining a minimum amount of surplus or is in hazardous financial condition. Insurance regulators may also limit the ability of an insurer to issue new life insurance policies and annuity contracts. We do not currently believe that the current or anticipated levels of our statutory surplus present a material risk that any such regulator would limit the amount of new policies that we may issue.

Risk-Based Capital. The NAIC has adopted risk-based capital ("RBC") requirements for life, health and property and casualty insurance companies. The requirements provide a method for analyzing the minimum amount of adjusted capital (statutory capital and surplus plus other adjustments) appropriate for an insurance company to support its overall business operations, including the risk characteristics of the company's assets, liabilities and certain off-balance sheet items. State insurance regulators use RBC requirements to identify possibly inadequately capitalized insurers. An insurance company found to have insufficient statutory capital based on its RBC ratio may be subject to varying levels of additional regulatory oversight depending on the level of capital inadequacy. As of December 31, 2023, our Total Adjusted Capital exceeded statutory minimum RBC levels that would require any regulatory or corrective action.

Bond Factors. In 2021, the NAIC adopted the Moody’s Analytics proposed revisions to the RBC C-1 factors for invested assets effective for the year-end 2021 RBC calculation. The revisions include expanding the current NAIC designations used in the

RBC calculation from six bond structures to twenty. The new factors did not materially impact our RBC calculation. The NAIC is undertaking a second phase of this project to refine capital charges for structured securities.

Macroprudential Framework. Since 2017, the NAIC has been developing a macroprudential framework intended to: improve state insurance regulators’ ability to monitor and respond to the impact of external financial and economic risks on insurers and better monitor and respond to risk emanating from or amplified by insurers that might be transmitted externally. As part of this initiative, the NAIC has identified liquidity reporting and stress testing, resolution and recovery, capital stress testing, and counterparty exposure and concentration as areas of focus.

IRIS Tests. The NAIC has developed the Insurance Regulatory Information System ("IRIS") to assist state regulators in monitoring the financial condition of U.S. insurance companies and identifying companies requiring special attention or action. We annually submit data under IRIS to the NAIC and the NAIC analyzes this data using prescribed financial data ratios. A ratio falling outside the prescribed "usual range" is not considered a failing result. Rather, unusual values are viewed as part of the regulatory early monitoring system. In many cases, it is not unusual for financially sound companies to have one or more ratios that fall outside the usual range.

Regulators typically investigate or monitor an insurance company if its IRIS ratios fall outside the prescribed usual range for four or more of the ratios, but each state has the right to inquire about any ratios falling outside the usual range.

We do not anticipate regulatory action as a result of the 2023 IRIS ratio results.

Insurance Guaranty Associations. Each state has insurance guaranty association laws requiring insurance companies doing business in the state to participate in various types of guaranty associations or other arrangements. The laws are designed to protect policyholders from losses under insurance policies issued by insurance companies that become impaired or insolvent. Typically, these associations levy assessments, up to prescribed limits, on member insurers based on the member insurer’s proportionate share of the business in the relevant jurisdiction in the lines of business in which the impaired or insolvent insurer is engaged. Some jurisdictions permit member insurers to recover assessments that they paid through full or partial premium tax offsets, usually over a period of years.

We accrue the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. We have estimated this undiscounted liability to be minimal as of December 31, 2023 and 2022. We have also recorded an asset of $8.1 million and $8.3 million as of December 31, 2023 and 2022, respectively, for future credits to premium taxes. We estimate our liabilities for future assessments under state insurance guaranty association laws. We believe the reserves established are adequate for future assessments relating to insurance companies that are currently subject to insolvency proceedings.

Securities Regulation Affecting Insurance Operations

We sell group variable annuities that are registered with and regulated by the SEC as securities under the Securities Act of 1933, as amended (the "Securities Act"). These products are issued through separate accounts that are registered as investment companies under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and are regulated by state insurance law. Each separate account is generally divided into sub-accounts, each of which invests in an underlying mutual fund which is itself a registered investment company under the Investment Company Act. Our mutual funds, and in certain states, our variable annuity products, are subject to filing and other requirements under federal and state securities laws. Federal and state securities laws and regulations are primarily intended to protect investors and generally grant broad rulemaking and enforcement powers to regulatory agencies.

In June 2019, the SEC adopted Regulation Best Interest ("Regulation BI"). Among other things, Regulation BI applies a heightened "best interest" standard to broker-dealers and their associated persons, including our retail broker-dealer, Voya Financial Advisors, when they make securities investment recommendations to retail customers.

Federal Initiatives Affecting Insurance Operations

The U.S. federal government generally does not directly regulate the insurance business. Federal legislation and administrative policies in several areas can significantly affect insurance companies. These areas include federal pension and retirement plan regulation, financial services regulation, federal tax laws relating to life insurance companies and their products, the USA

PATRIOT Act of 2001 (the "Patriot Act") requiring, among other things, the establishment of anti-money laundering monitoring programs, and federal healthcare laws that may affect supplemental or stop-loss insurance.

Regulation of Retirement Products and Services

Our retirement products and services are subject to federal and state tax, securities, fiduciary (including the Employment Retirement Income Security Act ("ERISA")), insurance and other laws and regulations. The SEC, FINRA, state securities commissions, state banking and insurance departments, the Department of Labor ("DOL") and the Treasury Department are the principal regulators that regulate these products and services.

Federal and state securities laws and regulations are primarily intended to protect investors in the securities markets and generally grant regulatory agencies broad enforcement and rulemaking powers, including the power to limit or restrict the conduct of business in the event of non-compliance with such laws and regulations. Federal and state securities regulatory authorities and FINRA from time to time make inquiries and conduct examinations regarding compliance by us, our subsidiaries and affiliates with securities and other laws and regulations.

Department of Labor Rules Regarding Fiduciaries

In December 2020, the DOL adopted a revised interpretation to determine investment advice fiduciary status under Title I of ERISA and a new prohibited transaction exemption (PTE 2020-02) that, subject to certain requirements, allows investment advice fiduciaries to receive compensation that might otherwise have been considered an ERISA prohibited transaction. In November 2023, the DOL proposed additional changes to the definition of investment advice fiduciary under ERISA and to PTE 2020-02 and a number of other class prohibited transaction exemptions. We do not believe that compliance with the proposed fiduciary interpretation or the proposed prohibited transaction exemptions will have a material impact on us. We anticipate that other state and federal regulators may follow with their own rules applicable to investment recommendations relating to other separate or overlapping investment products and accounts, such as insurance products and retirement accounts. If anticipated amendments to these rules render them more onerous than Regulation BI as further described in –Securities Regulation Affecting Insurance Operations and existing or proposed DOL rules, or result in a conflict with Regulation BI or existing or proposed DOL rules, the impact on us could be more substantial.

SECURE 2.0 Act

On December 29, 2022, the SECURE 2.0 Act ("SECURE 2.0") was signed into law. SECURE 2.0 includes numerous provisions affecting retirement plans that: expand participant coverage; facilitate the establishment of retirement plans by smaller employers, the creation of emergency savings accounts, and opportunities for participants with student debt to begin building retirement savings; and simplify plan administration. These provisions are likely to have a significant effect on retirement plans and participants for the next several years due to their staggered effective dates, and will require numerous changes to retirement plan recordkeeping systems and processes. We continue to update our systems and processes to meet the obligations of SECURE 2.0, but do not expect such activities to have a material impact on us.

Employee Retirement Income Security Act Considerations

ERISA is a comprehensive federal statute that applies to U.S. employee benefit plans sponsored by private employers and labor unions. Plans subject to ERISA include pension and profit sharing plans and welfare plans, including health, life and disability plans. Among other things, ERISA imposes reporting and disclosure obligations, prescribes standards of conduct that apply to plan fiduciaries and disallows "prohibited transactions," such as conflict-of-interest transactions, self-dealing and certain transactions between a benefit plan and a party in interest without an approved exemption. ERISA also provides for a scheme of civil and criminal penalties and enforcement. Our insurance, investment management and retirement businesses provide services to employee benefit plans subject to ERISA, including services under specific contracts where we may act as an ERISA fiduciary. We are also subject to ERISA’s prohibited transaction rules for transactions with ERISA plans, which may affect our ability to, or the terms upon which we may, enter into transactions with those plans, even in businesses unrelated to those giving rise to party in interest status. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the U.S. Internal Revenue Service ("IRS") and the U.S. Pension Benefit Guaranty Corporation ("PBGC").

Other Laws and Regulations

Cybersecurity Regulatory Activity

The NAIC, numerous state and federal regulatory bodies and self-regulatory organizations like FINRA are focused on cybersecurity standards both for the financial services industry and for all companies that collect personal information, and have proposed or enacted legislation and regulations, and issued guidance regarding cybersecurity standards and protocols. In addition, the SEC has promulgated more prescriptive investor disclosure rules regarding cybersecurity incidents, as well as cybersecurity risk management and governance.

Twenty-three states have adopted versions of the NAIC’s Insurance Data Security Model Law (the "Model Law"), and other states may adopt versions of the Model Law in the future. Such laws govern cybersecurity and data protection practices of insurers, insurance agents, and other licensed entities registered under state insurance laws and are designed to ensure that licensees of the Department of Insurance in these states have strong and aggressive cybersecurity programs to protect the personal data of their customers. In February 2017, the New York Department of Financial Services ("NYDFS") issued final Cybersecurity Requirements for Financial Services Companies that is not based on the Model Law, that requires banks, insurance companies, and other financial services institutions regulated by the NYDFS, including us, to establish and maintain a comprehensive cybersecurity program. NYDFS’s Cybersecurity Requirements specifically provide for: (i) controls relating to the governance framework for a cybersecurity program; (ii) risk-based minimum standards for technology systems for data protection; (iii) minimum standards for cyber breach responses and business continuity and disaster recovery, including notice to the NYDFS of material events; and (iv) identification and documentation of material deficiencies, remediation plans and annual certification of regulatory compliance with the NYDFS. On November 1, 2023, the NYDFS adopted amendments to its cybersecurity regulations, increasing mandatory controls and adding further cybersecurity requirements for larger companies.

Privacy Laws and Regulation

We are subject to laws, regulations and directives that require financial institutions and other businesses to protect the security and confidentiality of personal information, including health-related and customer information, and to notify their customers and other individuals of their policies and practices relating to the collection, use, and disclosure of customer information. In addition, we must comply with international privacy laws, regulations, and directives concerning the cross border transfer or use of employee and customer personal information. These laws, regulations and directives also:

•provide additional protections regarding the use and disclosure of certain information such as national identification numbers (e.g., Social Security numbers);
•require notice to affected individuals, law enforcement, regulators and others if there is a breach of the security of certain personal information;
•require financial institutions to implement effective programs to detect, prevent, and mitigate identity theft;
•regulate the ability of financial institutions to make telemarketing calls and send e-mail, text, or fax messages to consumers and customers;
•require oversight of third parties that have access to, and handle, personal information; and
•prescribe the permissible uses of certain personal information, including customer information and consumer report information.

Some countries have also instituted laws requiring in-country data processing or in-country storage of the personal data of its citizens.

Certain of our activities are subject to the privacy regulations of the Gramm-Leach-Bliley Act of 1999 (the "GLBA"), along with its implementing regulations, which restricts certain collection, processing, storage, use and disclosure of personal information, requires notice to individuals of privacy practices, provides individuals with certain rights to prevent the use and disclosure of certain nonpublic or otherwise legally protected information and imposes requirements for the safeguarding and proper destruction of personal information through the issuance of data security standards or guidelines.

We are also subject to numerous state consumer privacy laws, including the California Consumer Privacy Act of 2018 ("CCPA"). The CCPA established a privacy framework for covered businesses that collect and process the personal information of California consumers. It includes a broad definition of personal information, affords California residents certain individual rights of access and deletion regarding their personal data, and limits the “sale” of such information, which is also broadly construed to include making personal information available to third parties for valuable consideration. The CCPA does not apply to data subject to the GLBA or the Health Insurance Portability and Accountability Act of 1996 ("HIPAA"). However, a

breach of California consumers’ personal data, to the extent it involves data not covered by GLBA or HIPAA, may expose us to liability under the CCPA. The CCPA was further supplemented by the California Privacy Rights Act (the "CRPA"), approved by California voters in November 2020, which established the California Privacy Protection Agency, authorized to promulgate new data protection regulations.

Certain of our products and services are subject to HIPAA, which establishes privacy and security standards that limit the use and disclosure of protected health information and require the implementation of administrative, physical and technical safeguards to ensure the confidentiality, integrity, availability, and privacy of protected health information. Additionally, we may be required to enter into a HIPAA Business Associate Agreement ("BAA") as a result of administering Flexible Spending Accounts ("FSAs") and Health Reimbursement Arrangements ("HRAs") on behalf of our customers and in connection with the provision of certain services, such as medical claims integration. BAAs require us to safeguard protected health information and restrict how we may use and disclose such information.

More broadly, the General Data Protection Regulation ("GDPR") which regulates data protection for all individuals within the European Union ("EU"), including foreign companies processing data of EU residents, applies to our affiliates operating in the EU. The United Kingdom has also implemented the GDPR (the "U.K. GDPR"). The GDPR and the U.K. GDPR set out a number of requirements that must be complied with when handling the personal data of such EU and U.K. based data subjects respectively including: the obligation to appoint data protection officers in certain circumstances; new rights for individuals to be "forgotten" and rights to data portability; the principle of accountability and the obligation to make public notification of significant data breaches.

The Privacy Protections Working Group, formed by the NAIC in 2019 to review state insurance privacy protections regarding the collection, use and disclosure of information gathered in connection with insurance transactions, is currently drafting a new Privacy Protections Model Act.

Additionally, we may be subject to privacy-related regulatory obligations of third parties with which we do business. For example, our use of certain vendors outside of the U.S. to perform services on our platform could subject us to additional data protection regimes and increased risk of non-compliance.

Data Regulation

There are emerging federal and state regulations and legislation that address the use of big data and artificial intelligence, including machine learning in the business of insurance. President Biden issued an Executive Order on the Safe, Secure, and Trustworthy Development and Use of Artificial Intelligence, the NAIC issued a Model Bulletin regarding the Use of Artificial Intelligence Systems by Insurers, which is expected to be adopted by multiple states, and the state of Colorado issued regulations governing an insurance company’s use of artificial intelligence. The regulations and legislation generally focus on companies developing a risk management framework to protect the privacy of individuals and protect them against discrimination.

Anti-Money Laundering, Sanctions, and Anti-Corruption Laws

The Patriot Act contains anti-money laundering and financial transparency laws applicable to broker-dealers and other financial services companies, including insurance companies. The Patriot Act seeks to promote cooperation among financial institutions, regulators and law enforcement entities in identifying parties that may be involved in terrorism or money laundering. Anti-money laundering laws outside of the U.S. contain provisions that may be different, conflicting or more rigorous. Internal practices, procedures and controls are required to meet the obligations of financial institutions to identify their customers, watch for and report suspicious transactions, respond to requests for information by regulatory authorities and law enforcement agencies and share information with other financial institutions.

We are also required to follow certain economic and trade sanctions programs administered by the Office of Foreign Asset Control that prohibit or restrict transactions with suspected countries, their governments and, in certain circumstances, their nationals. We are also subject to regulations governing bribery and other anti-corruption measures.

Environmental Considerations

Our ownership and operation of real property and properties within our commercial mortgage loan portfolio is subject to federal, state and local environmental laws and regulations. Risks of hidden environmental liabilities and the costs of any required clean-up are inherent in owning and operating real property. Under the laws of certain states, contamination of a property may give rise to a lien on the property to secure recovery of the costs of clean-up, which could adversely affect the valuation of, and increase the liabilities associated with, the commercial mortgage loans we hold. In several states, this lien has priority over the lien of an existing mortgage against such property. In addition, we may be liable, in certain circumstances, as an "owner" or "operator," for costs of cleaning-up releases or threatened releases of hazardous substances at a property mortgaged to us under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 and the laws of certain states. Application of various other federal and state environmental laws could also result in the imposition of liability on us for costs associated with environmental hazards.

We routinely conduct environmental assessments prior to closing any new commercial mortgage loans or to taking title to real estate. Although unexpected environmental liabilities can always arise, we seek to minimize this risk by undertaking these environmental assessments and complying with our internal environmental policies and procedures.

Climate change, and the need to develop regulatory tools to ensure that insurers are managing the potential financial risks, has come under scrutiny by state legislatures, federal regulators, the NAIC, state insurance regulators, such as the NYDFS, and other state regulatory agencies.

In 2020, the NAIC established a Climate and Resiliency Task Force to coordinate engagement on climate-related risk and resiliency issues. The Task Force has implemented the NAIC's annual Climate Risk Disclosure Survey and developed proposed enhancements to existing regulatory tools to address climate-related risks.

The NYDFS, in a "Circular Letter No. 15," dated September 22, 2020 and in "Guidance for New York Domestic Insurers on Managing the Financial Risks from Climate Change," dated November 15, 2021, provided that all New York insurers should start integrating the consideration of the financial risks from climate change into their governance frameworks, business strategies, risk management processes and scenario analysis, and develop their approach to climate-related financial disclosure.

In October 2023, California's governor signed into law climate disclosure and financial reporting legislation entitled the Climate Corporate Data Accountability Act and the Climate-Related Financial Risk Act. These laws impose new reporting requirements on companies doing business in California that generate over $1 billion in gross annual revenue. The new laws require applicable companies to disclose Scope 1 and Scope 2 greenhouse gas (GHG) emissions beginning in 2026 and Scope 3 GHG emissions in 2027. The laws also require applicable companies to submit biennial climate-related financial risk reports to the California Air Resources Board beginning in 2026. We are monitoring further guidance regarding implementation of the new laws but do not believe that the laws will have a material impact on our business and operations. The SEC has proposed similar disclosure rules for publicly reporting companies, which rules have not yet been finalized.

Item 1A.    Risk Factors

We face a variety of risks that are substantial and inherent in our business, including market, liquidity, credit, operational, legal, regulatory and reputational risks. The following is a summary of the material factors that could adversely affect our business, sales, revenues, AUM, reputation, results of operations, liquidity, profitability or financial condition.

•Global Market Risks
◦Conditions in the global capital markets, the economy and geopolitical events.
◦The level of interest rates and in particular a period of rapidly increasing interest rates or a recurrence of a low interest rate environment.
◦Unfavorable developments in interest rates, credit spreads and policyholder behavior related to our stable value products.
◦The adequacy of our risk management policies and procedures, including hedging programs.
•Liquidity, Credit and Investment Risks
◦A downgrade or potential downgrade in our financial strength or credit ratings.
◦The inability of counterparties to meet their financial obligations.
◦Requirements to post collateral or make payments related to changes in market value of specified assets.
◦Risks associated with our participation in securities lending and repurchase programs.
◦Risks associated with our institutional funding with a Federal Home Loan Bank.
◦Risk of a decrease in the value of our invested assets and the investment returns credited to customers.
◦The relative illiquidity of some of our investments as well as significant market valuation fluctuations of certain asset classes.
◦Inherent uncertainty in methodologies, estimations and assumptions used to value our investments and determine allowances and impairments on such investments.

•Strategic and Business Risks
◦Our ability to increase or maintain our market share in highly competitive markets.
◦The complexity of our products and services and our reliance on intermediaries.
◦Differences between actual policy experience and pricing, reserving or actuarial assumptions.
◦Credit risk associated with reinsurance, as well as its general availability, affordability or adequacy.
◦Our ability to effectively apply technology or to adapt to disruptive technology or innovations.
◦Our ability to maintain client satisfaction with our services.
•Operational Risks
◦Interruption or other operational failures in telecommunication, cybersecurity, information technology and other operational systems.
◦Our ability to protect the privacy and confidentiality of customer information.
◦Our ability to attract and retain qualified employees.
◦The occurrence of natural or man-made disasters.
◦Potential difficulties arising from outsourcing relationships.
◦Our dependence on third party software licenses.
◦Risks related to our international operations.
•Tax, Regulatory and Legal Risks
◦Potential requirements to reduce the carrying value of our deferred income tax assets or establish an additional valuation allowance against them.
◦Potential limitations on our ability to use certain beneficial deferred tax assets.
◦Changes in tax laws and interpretations of existing tax law.
◦Potential failure to comply with regulations governing our business and our products, or to those of our affiliates.
◦Potential failure to comply with regulations governing our insurance businesses in particular, enforcement actions and regulatory investigations.
◦A decrease in our RBC ratio.
◦Litigation or potential litigation.
◦Changes in accounting standards.

Global Market Risks

Conditions in the global capital markets and the economy generally, as well as geopolitical events, have affected and may continue to affect our business and results of operations.

Our business and results of operations are affected by conditions in the global capital markets and the economy generally and are vulnerable to general economic disruption, decreases in asset prices, increases in market volatility and reductions in the availability of credit.

We are affected by both domestic and international macroeconomic developments. Volatility and disruptions in financial markets, including global capital markets, can have an adverse effect on our investment portfolio, and our liabilities are sensitive to changing market factors. Factors including geopolitics (including war and terrorism) and political uncertainty, potential government shutdowns, the ability of governments to respond in the event of national emergencies, government fiscal and tax policy, interest rates, credit spreads, equity prices, derivative prices and availability, real estate markets, exchange rates, the volatility and strength of the capital markets, changes in reference rates and the lack of historical performance information for such rates, and deflation and inflation, all affect our financial condition. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect our financial condition (including our liquidity and capital levels) as a result of impacts, including diverging impacts, on the value of our assets and our liabilities.

Even in the absence of a market downturn, our retirement, investment and insurance products, and our access to and cost of financing, are sensitive to equity, fixed income, real estate and other market fluctuations and general economic and political conditions.

Adverse capital market conditions may affect the availability and cost of borrowed funds, thereby impacting our ability to support or grow our business. We need liquidity to pay our operating expenses, interest on our debt and dividends to our parent, to maintain our securities lending activities, fund policyholder withdrawals and other benefits, and to replace certain maturing liabilities. Without sufficient liquidity, we would be forced to curtail our operations and our business would suffer.

To the extent that any of the foregoing risks were to emerge in a manner that adversely affected general economic conditions, financial markets, or the markets for our products and services, our financial condition, liquidity, and results of operations could be materially adversely affected.

The level of interest rates may adversely affect our profitability, particularly during a period of rapidly increasing interest rates or in the event of a recurrence of a low interest rate environment.

Increases in market interest rates could have a material adverse effect on the value of our investment portfolio by, for example, decreasing the estimated fair values of the fixed income securities within our investment portfolio. A decrease in the estimated fair value of our investment portfolio would result in a reduction in U.S. GAAP equity and an increase in our leverage ratios. An increase in market interest rates could also create increased collateral posting requirements associated with our interest rate hedging programs and Federal Home Loan Bank ("FHLB") funding agreements, which could materially and adversely affect liquidity. In addition, an increase in market interest rates could require us to pay higher interest rates on debt securities we may issue in the financial markets from time to time to finance our operations, which would increase our interest expense and reduce our results of operations. In addition, certain statutory capital and reserve requirements are based on formulas or models that consider interest rates, and a rapidly increasing interest rate environment may increase the statutory capital we are required to hold and the amount of assets we must maintain to support statutory reserves.

Conversely, during a period of decreasing interest rates or a prolonged period of low interest rates, our investment earnings may decrease because the interest earnings on our recently purchased fixed income investments will likely have declined in tandem with market interest rates. In addition, a prolonged low interest rate period may result in higher costs for certain derivative instruments that may be used to hedge certain of our product risks. RMBS and callable fixed income securities in our investment portfolios will be more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Consequently, we may be required to reinvest the proceeds in securities bearing lower interest rates.

Accordingly, during periods of declining interest rates, our profitability may suffer as the result of a decrease in the spread between interest rates credited to policyholders and contract owners and returns on our investment portfolios. An extended period of declining or prolonged low interest rates may also coincide with an increase in liabilities for future policyholder benefits. In addition, certain statutory capital and reserve requirements are based on formulas or models that consider interest rates, and an extended period of low interest rates may increase the statutory capital we are required to hold and the amount of assets we must maintain to support statutory reserves. We believe that a low interest rate environment would negatively affect our financial performance.

In a period of changing interest rates, interest expense may increase and interest credited to policyholders may change at different rates than the interest earned on assets. Accordingly, changes in interest rates could decrease net interest margin. Changes in interest rates may negatively affect the value of our assets and our ability to realize gains or avoid losses from the sale of those assets, all of which also ultimately affect earnings. In addition, our insurance and annuity products and certain of our retirement and investment products are sensitive to inflation rate fluctuations. A sustained increase in the inflation rate in our principal markets may also negatively affect our business, financial condition and results of operations. A failure to accurately anticipate higher inflation and factor it into our product pricing assumptions may result in mispricing of our products, which could materially and adversely impact our results of operations.

Unfavorable developments in interest rates, credit spreads and policyholder behavior may result in adverse financial consequences related to our stable value products, and our hedging program and risk mitigation features may not successfully offset these consequences.

We offer stable value products primarily as a fixed rate, liquid asset allocation option for employees of our plan sponsor customers within the defined contribution funding plans offered by our retirement business. These products provide a guaranteed annual credited rate on participant account values and generally allow immediately eligible participant withdrawals and transfers without a market value adjustment.

The sensitivity of our statutory reserves and surplus established for stable value products to changes in interest rates, credit spreads and policyholder behavior will vary depending on the magnitude of these changes, as well as on the market value of invested assets, participant account value, the market value of assets, credit losses, the guaranteed credited rates available to customers and other product features. Realization or re-measurement of these risks may result in an increase in the reserves for stable value products, and could materially and adversely affect our financial position or results of operations. In particular, in a low interest rate environment, we are exposed to the risk that reserves must be added to fund withdrawals and transfers when guaranteed annual credited rates exceed the earned rate on invested assets. In a rising interest rate environment, we are exposed to the risk of a potential increase in contract holder withdrawals and the potential need to sell assets at a loss to fund those withdrawals.

Although we maintain a hedging program and other risk mitigating features to offset these risks, such program and features may not operate as intended or may not be fully effective, and we may remain exposed to such risks.

Our risk management policies and procedures, including hedging programs, may prove inadequate for the risks we face, which could adversely affect our business and financial condition or result in losses.

We have developed risk management policies and procedures, including hedging programs that utilize derivative financial instruments, and expect to continue to do so in the future. Nonetheless, our policies and procedures to identify, monitor and manage risks may not be fully effective, particularly during turbulent economic conditions. Many of our methods of managing risk and exposures are based on observed historical market behavior or statistics based on historical models. As a result, these methods may not predict future exposures accurately, which could be significantly greater than historical measures indicate.

We employ various strategies, including hedging and reinsurance, with the objective of mitigating risks inherent in our business and operations. These risks include current or future changes in the fair value of our assets and liabilities, current or future changes in cash flows, the effect of interest rates, equity markets and credit spread changes, the occurrence of credit defaults, currency fluctuations and changes in mortality and longevity. We seek to control these risks by, among other things, entering into reinsurance contracts and derivative instruments, such as swaps, options, futures and forward contracts. See "Reinsurance subjects us to the credit risk of reinsurers and may not be available, affordable or adequate to protect us against losses" for risks associated with our use of reinsurance. Developing an effective strategy for dealing with these risks is complex, and no strategy can completely protect us from such risks. Our hedging strategies also rely on assumptions and projections regarding our assets, liabilities, general market factors and the creditworthiness of our counterparties that may prove to be incorrect or inadequate. Our hedging strategies and the derivatives that we use, or may use in the future, may not adequately mitigate or offset the hedged risk and our hedging transactions may result in losses.

Liquidity, Credit and Investment Risks

A downgrade or a potential downgrade in our financial strength or credit ratings may result in a loss of business and adversely affect our results of operations and financial condition.

We are currently subject to periodic review by independent credit rating agencies S&P, Moody’s, and Fitch, each of which currently maintain an investment grade rating with respect to us. Our ability to obtain secured or unsecured debt financing and our cost of secured or unsecured debt financing depend, in part, on our credit ratings. In turn, maintaining our credit ratings depends on strong financial results and on other factors, including the outlook of the rating agencies on our sector and the market generally. A credit rating downgrade could negatively impact our ability to obtain secured or unsecured financing and increase borrowing costs.

Financial strength ratings, which various rating organizations publish as a measure of an insurance company’s ability to meet contract holder and policyholder obligations, are important to maintain public confidence in our products, the ability to market our products and our competitive position. A downgrade in our financial strength ratings, or the announced potential for a downgrade, could have a significant adverse effect on our financial condition and results of operations in many ways, including: (i) reducing new sales of insurance and annuity products and investment products; (ii) adversely affecting our relationships with our advisors and third-party distributors of our products; (iii) materially increasing the number or amount of policy surrenders and withdrawals by contract holders and policyholders; (iv) requiring us to reduce prices for many of our products and services to remain competitive; and (v) adversely affecting our ability to obtain reinsurance or obtain reasonable pricing on reinsurance.

In addition, rating agencies may implement changes to their capital models that may favorably or unfavorably affect our ratings.

We cannot assure you that these ratings will remain in effect for any given period of time or that a rating will not be lowered, suspended or withdrawn. Ratings are not a recommendation to buy, sell or hold any security, and each agency’s rating should be evaluated independently of any other agency’s rating.

The inability of counterparties to meet their financial obligations could have an adverse effect on our results of operations.

Third parties that owe us money, securities or other assets may not pay or perform under their obligations. These parties include the issuers or guarantors of securities we hold, customers, reinsurers, trading counterparties, securities lending and repurchase counterparties, counterparties under swaps, credit default and other derivative contracts, clearing agents, exchanges, clearing houses and other financial intermediaries. Defaults by one or more of these parties on their obligations to us due to bankruptcy, lack of liquidity, downturns in the economy or real estate values, operational failure or other factors, or even rumors about potential defaults by one or more of these parties, could have a material adverse effect on our results of operations, financial condition and liquidity. Actual or anticipated changes or downgrades in counterparty credit ratings, including any announcement that such ratings are under review for a downgrade, could increase our corporate borrowing costs and limit our access to the capital markets, which could adversely impact our financial results.

We routinely execute a high volume of transactions such as unsecured debt instruments, derivative transactions and equity investments with counterparties and customers in the financial services industry, resulting in large periodic settlement amounts which may result in our having significant credit exposure to one or more of such counterparties or customers. Many of these transactions comprise derivative instruments with a number of counterparties in order to hedge various risks, including equity and interest rate market risk features within many of our insurance and annuity products. Our obligations under our products are not changed by our hedging activities and we are liable for our obligations even if our derivative counterparties do not pay us. As a result, we face concentration risk with respect to liabilities or amounts we expect to collect from specific counterparties and customers. A default by, or even concerns about the creditworthiness of, one or more of these counterparties or customers could have an adverse effect on our results of operations or liquidity. There is no assurance that losses on, or impairments to the carrying value of, these assets due to counterparty credit risk would not materially and adversely affect our business, results of operations or financial condition.

We are also subject to the risk that our rights against third parties may not be enforceable in all circumstances. The deterioration or perceived deterioration in the credit quality of third parties whose securities or obligations we hold could result in losses or adversely affect our ability to rehypothecate or otherwise use those securities or obligations for liquidity purposes. While in many cases we are permitted to require additional collateral from counterparties that experience financial difficulty, disputes may arise as to the amount of collateral we are entitled to receive and the value of pledged assets. Our credit risk may also be exacerbated when the collateral we hold cannot be realized or is liquidated at prices not sufficient to recover the full amount of the loan or derivative exposure that is due to us, which is most likely to occur during periods of illiquidity and depressed asset valuations. The termination of contracts and the foreclosure on collateral may subject us to claims for the improper exercise of rights under the contracts. Bankruptcies, downgrades and disputes with counterparties as to the valuation of collateral tend to increase in times of market stress and illiquidity.

Requirements to post collateral or make payments related to changes in market value of specified assets may adversely affect our liquidity.

The amount of collateral we may be required to post under short-term financing agreements and derivative transactions may increase under certain circumstances. Pursuant to the terms of some transactions, we could be required to make payment to our counterparties related to any change in the market value of the specified collateral assets. Such requirements could have an adverse effect on our liquidity. Furthermore, with respect to any such payments, we may have unsecured risk to the counterparty as these amounts may not be required to be segregated from the counterparty's other funds, may not be held in a third-party custodial account and may not be required to be paid to us by the counterparty until the termination of the transaction.

Our participation in securities lending and repurchase programs subjects us to potential liquidity and other risks.

The repurchase of securities or our inability to enter into new repurchase agreements would reduce the amount of such cash collateral available to us. Market conditions on or after the repurchase date may limit our ability to enter into new agreements at a time when we need access to additional cash collateral for investment or liquidity purposes.

For both securities lending and repurchase transactions, in some cases, the maturity of the securities held as invested collateral (i.e., securities that we have purchased with cash collateral received) may exceed the term of the related securities on loan and the estimated fair value may fall below the amount of cash received as collateral and invested. If we are required to return significant amounts of cash collateral on short notice and we are forced to sell securities to meet the return obligation, we may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than we otherwise would have been able to realize under normal market conditions, or both. In addition, under adverse capital market and economic conditions, liquidity may broadly deteriorate, which would further restrict our ability to sell securities. See " Liquidity and Capital Resources – Securities Pledged in Management’s Narrative Analysis of the Results of Operations and Financial Condition” in Part II, Item 7. of this Annual Report on Form 10-K for further information.

A portion of our institutional funding originates from a Federal Home Loan Bank, which subjects us to liquidity risk.

A portion of our institutional funding originates from the Federal Home Loan Bank of Boston ("FHLB of Boston"). We have issued funding agreements in exchange for eligible collateral primarily in the form of cash, mortgage-backed securities and U.S. Treasury securities. These funding agreements are for a fixed term and cannot be terminated early by the FHLB.

Should the FHLB choose to change its definition of eligible collateral, change the lendable value against such collateral or if the market value of the pledged collateral decreases in value due to changes in interest rates or credit ratings, we may be required to post additional collateral in the form of cash or other eligible collateral. Additionally, if we lose access to FHLB funding, we may be required to find other sources to replace this funding. This could occur if our creditworthiness falls below either of the FHLB's requirements or if legislative or other political actions cause changes to the FHLBs' mandate or to the eligibility of life insurance companies to be members of the FHLB system.

Our investment portfolio is subject to several risks that may diminish the value of our invested assets and the investment returns credited to customers, which could reduce our sales, revenues, and results of operations.

Fixed income securities represent a significant portion of our investment portfolio. We are subject to the risk that the issuers, or guarantors, of fixed income securities we own may default on principal and interest payments they owe us. We are also subject to the risk that the underlying collateral within asset-backed securities, including mortgage-backed securities, may default on principal and interest payments causing an adverse change in cash flows. The occurrence of a major economic downturn, acts of corporate malfeasance, widening mortgage or credit spreads, or other events that adversely affect the issuers, guarantors or underlying collateral of these securities could cause the estimated fair value of our fixed income securities portfolio and our earnings to decline and the default rate of the fixed income securities in our investment portfolio to increase. A ratings downgrade affecting issuers or guarantors of securities in our investment portfolio, or similar trends that could worsen the credit quality of such issuers or guarantors could also have a similar effect. Similarly, a ratings downgrade affecting a security we hold could indicate that the credit quality of that security has deteriorated and could increase the capital we must hold to support that security to maintain our RBC ratio. See risk factor A decrease in our RBC ratio (as a result of a reduction in statutory surplus or increase in RBC requirements) could result in increased scrutiny by insurance regulators and rating agencies and have a material adverse effect on our business, results of operations and financial condition. We are also subject to the risk that cash flows resulting from the payments on pools of mortgages or other obligations that serve as collateral underlying the mortgage-or asset-backed securities we own may differ from our expectations in timing or size. Cash flow variability arising from an unexpected acceleration in mortgage prepayment behavior can be significant, and could cause a decline in the estimated fair value of certain “interest-only” securities within our mortgage-backed securities portfolio. Any event reducing the estimated fair value of these securities, other than on a temporary basis, could have a material adverse effect on our business, results of operations and financial condition.

From time to time we invest our capital to seed a particular investment strategy or investment portfolio. We may also co-invest in funds or take an equity ownership interest in certain structured finance/investment vehicles that we or our affiliates manage for our customers. In some cases, these interests may be leveraged with third-party debt financing. Any decrease in the value of such investments could negatively affect our revenues and income or subject us to losses.

Poor investment performance may result in reductions to interest rates credited to our products, which in turn could lead to lower sales, an increase in customer withdrawals, and a decrease in AUM which would adversely affect results of operations.

Some of our investments are relatively illiquid and in some cases are in asset classes that have been experiencing significant market valuation fluctuations.

We hold certain assets that may lack liquidity, such as privately placed fixed income securities, commercial mortgage loans, policy loans and limited partnership interests. Reported values of our relatively illiquid types of investments do not necessarily reflect the current market prices of the assets. If we require significant amounts of cash on short notice in excess of normal cash requirements or are required to post or return collateral in connection with our investment portfolio, derivatives transactions or securities lending activities, we may have difficulty selling these investments in a timely manner, be forced to sell them for less than we otherwise would have been able to realize, or both.

We invest a portion of our invested assets in investment funds, many of which make private equity investments. The amount and timing of income from such investment funds tend to be uneven as a result of the performance of the underlying investments, including private equity investments. The timing of distributions from the funds, which depends on particular events relating to the underlying investments, as well as the funds’ schedules for making distributions and their needs for cash, can be difficult to predict. As a result, the amount of income that we record from these investments can vary substantially from quarter to quarter. Recent market volatility may reduce investment income for these types of investments.

The valuation of many of our financial instruments, and the determination of the amount of allowances and impairments taken on our investments, include methodologies, estimations and assumptions that are subject to differing interpretations or are inherently subjective and could result in changes to investment valuations that may adversely affect our results of operations and financial condition.

During periods of market disruption, including periods of rapidly changing credit spreads or illiquidity, it may be difficult to value certain of our securities, such as certain mortgage-backed securities, if trading becomes less frequent or market data becomes less observable. There may be certain asset classes that, although currently in active markets with significant observable data, could become illiquid in a difficult financial environment. As such, valuations may include inputs and assumptions that are less observable or require greater estimation, thereby resulting in values that may differ materially from the value at which the investments may be ultimately sold. Further, rapidly changing and unprecedented market conditions could materially impact the valuation of securities as reported within the financial statements, and the period-to-period changes in value could vary significantly. Decreases in value could have a material adverse effect on our results of operations and financial condition.

The determination of the amount of allowances and impairments varies by investment type and is based on our quarterly evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are subjective and require a high degree of judgment, and are revised as conditions change and new information becomes available. There can be no assurance that management has accurately assessed the level of impairments taken and allowances reflected in our financial statements. Furthermore, additional impairments may need to be taken or allowances provided for in the future if investments perform worse than our expectations. Historical trends may not be indicative of future impairments or allowances.

Differences between actual claims experience and reserving assumptions may adversely affect our results of operations or financial condition.

We establish and hold reserves to pay future policy benefits and claims. Our reserves do not represent an exact calculation of liability, but rather are actuarial or statistical estimates based on data and models that include many assumptions and projections, which are inherently uncertain and involve the exercise of significant judgment, including assumptions as to the levels or timing of receipt or payment of premiums, benefits, claims, expenses, interest credits, investment results (including equity market returns), retirement, mortality, morbidity and persistency. We periodically review the adequacy of reserves and the underlying assumptions. We cannot, however, determine with precision the amounts that we will pay for, or the timing of payment of, actual benefits, claims and expenses or whether the assets supporting our policy liabilities, together with future premiums, will grow to the level assumed prior to payment of benefits or claims. If actual experience differs significantly from assumptions or estimates, reserves may not be adequate. If we conclude that our reserves, together with future premiums, are insufficient to cover future policy benefits and claims, we would be required to increase our reserves and incur income statement charges for the period in which we make the determination, which could materially and adversely affect our results of operations and financial condition.

Strategic and Business Risks

Because we operate in highly competitive markets, we may not be able to increase or maintain our market share, which may have an adverse effect on our results of operations.

In each of our businesses we face intense competition, including from broker-dealers, financial advisors, asset managers and diversified financial institutions, banks, technology companies and start-up financial services providers, both for the ultimate customers for our products and for distribution through independent distribution channels. We compete based on a number of factors including brand recognition, reputation, quality of service, quality of investment advice, investment performance of our products, product features, scope of distribution, price, perceived financial strength and credit ratings, scale and level of customer service. A decline in our competitive position as to one or more of these factors could adversely affect our profitability. Many of our competitors are large and well-established and some have greater market share or breadth of distribution, offer a broader range of products, services or features, assume a greater level of risk, have greater financial resources, or have higher claims-paying or credit ratings than we do. Furthermore, the preferences of the end consumers for our products and services may shift, including as a result of technological innovations affecting the marketplaces in which we operate. To the extent our competitors are more successful than we are at adopting new technology and adapting to the changing preferences of the marketplace, our competitiveness may decline.

Further, the profitability of our engagements with clients may not meet our expectations due to unexpected costs, cost overruns, early contract terminations, unrealized assumptions used in our contract bidding process or the inability to maintain our prices in light of any inflationary circumstances.

In recent years, there has been substantial consolidation among companies in the financial services industry resulting in increased competition from large, well-capitalized financial services firms. Many of our competitors also have been able to increase their distribution systems through mergers, acquisitions, partnerships or other contractual arrangements. Furthermore, larger competitors may have lower operating costs and an ability to absorb greater risk, allowing them to price products more competitively while maintaining financial strength ratings. These competitive pressures could result in increased pressure on the pricing of certain of our products and services, and could harm our ability to maintain or increase profitability. There can be no assurance that we will continue to effectively compete within the industry or that competition will not have a material adverse impact on our business, results of operations and financial condition.

Our products and services are complex and are frequently sold through intermediaries, and a failure to properly perform services, the misrepresentation of our products or services or a loss or significant change in these relationships may have an adverse effect on our revenues and income.

Many of our products and services are complex and are frequently sold through intermediaries. In particular, we are reliant on intermediaries to describe and explain our products to potential customers. The intentional or unintentional misrepresentation of our products and services in advertising materials or other external communications, or inappropriate activities by our personnel or an intermediary, could adversely affect our reputation and business prospects, as well as lead to potential regulatory actions or litigation.

We distribute certain products under agreements with affiliated distributors and other members of the financial services industry that are not affiliated with us. We compete with other financial institutions to attract and retain commercial relationships in each of these channels, and our success in competing for sales through these distribution intermediaries depends on factors such as the amount of sales commissions and fees we pay, the breadth of our product offerings, the strength of our brand, our perceived stability and financial strength ratings, and the marketing and services we provide to, and the strength of the relationships we maintain with, individual distributors. An interruption or significant change in certain key relationships could materially affect our ability to market our products and could have a material adverse effect on our business, results of operations and financial condition. Distributors may elect to alter, reduce or terminate their distribution relationships with us, including for such reasons as changes in our distribution strategy, adverse developments in our business, adverse rating agency actions or concerns about market-related risks. Alternatively, we may terminate one or more distribution agreements due to, for example, a loss of confidence in, or a change in control of, one of the distributors, which could reduce sales.

We are also at risk that key distribution partners may merge or change their business models in ways that affect how our products are sold, either in response to changing business priorities or as a result of shifts in regulatory supervision or potential changes in state and federal laws and regulations regarding standards of conduct applicable to distributors when providing investment advice to retail and other customers.

Reinsurance subjects us to the credit risk of reinsurers and may not be available, affordable or adequate to protect us against losses.

We cede life insurance policies and annuity contracts or certain risks related to life insurance policies and annuity contracts to other insurance companies using various forms of reinsurance including coinsurance, modified coinsurance, coinsurance with funds withheld, monthly renewable term and yearly renewable term. However, we remain liable to the underlying policyholders if the reinsurer defaults on its obligations with respect to the ceded business. If a reinsurer fails to meet its obligations under the reinsurance contract, we will be forced to bear the entire unresolved liability for claims on the reinsured policies. In addition, a reinsurer insolvency or loss of accredited reinsurer status may cause us to lose our reserve credits on the ceded business, in which case we would be required to establish additional statutory reserves.

In connection with Voya Financial's sale of its individual life business that was completed in 2021, we have entered into a large reinsurance agreement with Security Life of Denver (SLD), our former insurance affiliate, with respect to the portion of the annuity and other legacy businesses that have been written by us. While SLD’s reinsurance obligations to us are collateralized through assets held in trust, in the event of any default by SLD of its reinsurance obligations to us, or any loss of credit for such reinsurance, there can be no assurance that such assets will be sufficient to support the reserves that we would be required to establish or pay claims.

If a reinsurer does not have accredited reinsurer status or if a currently accredited reinsurer loses that status, in any state where we are licensed to do business, we are not entitled to take credit for reinsurance in that state if the reinsurer does not post sufficient qualifying collateral (either qualifying assets in a qualifying trust or qualifying letters of credit ("LOCs")). In this event, we would be required to establish additional statutory reserves. Similarly, the credit for reinsurance taken by us under reinsurance agreements with affiliated and unaffiliated non-accredited reinsurers is, under certain conditions, dependent on the non-accredited reinsurer's ability to obtain and provide sufficient qualifying assets in a qualifying trust or qualifying LOCs issued by qualifying lending banks. If these steps are unsuccessful, or if unaffiliated non-accredited reinsurers that have reinsured business with us are unsuccessful in obtaining sources of qualifying reinsurance collateral, we might not be able to obtain full statutory reserve credit.

Loss of reserve credit would require us to establish additional statutory reserves and would result in a decrease in the level of our capital, which could have a material adverse effect on our profitability, results of operations and financial condition.

Our reinsurance recoverable balances are periodically assessed for uncollectability. The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including whether the insured losses meet the qualifying conditions of the reinsurance contract, whether reinsurers or their affiliates have the financial capacity and willingness to make payments under the terms of the reinsurance contract, and the degree to which our reinsurance balances are secured by sufficient qualifying assets in qualifying trusts or qualifying LOCs issued by qualifying lending institutions. Although a substantial portion of our reinsurance exposure is secured by assets held in trusts or LOCs, the inability to collect a material recovery from a reinsurer could have a material adverse effect on our profitability, results of operations and financial condition.

The premium rates and other fees that we charge are based, in part, on the assumption that reinsurance will be available at a certain cost. Some of our reinsurance contracts contain provisions that limit the reinsurer's ability to increase rates on in-force business; however, some do not. If a reinsurer raises the rates that it charges on a block of in-force business, in some instances, we will not be able to pass the increased costs onto our customers and our profitability will be negatively impacted. Additionally, such a rate increase could result in our recapturing of the business, which may result in a need to maintain additional reserves, reduce reinsurance receivables and expose us to greater risks. In recent years, we have faced a number of rate increase actions on in-force business, which have in some instances adversely affected our financial results, and there can be no assurance that the outcome of future rate increase actions would not have a material effect on our results of operations or financial condition. In addition, if reinsurers raise the rates that they charge on new business, we may be forced to raise our premiums, which could have a negative impact on our competitive position.

Our business performance and growth plans may be adversely affected if we are not able to effectively apply technology in our business and operations or to adapt quickly enough to disruptive technology or innovations. Conversely, investments in innovative product offerings may fail to yield sufficient returns to cover their costs.

Our success depends, in part, on our ability to develop and implement new or revised solutions that anticipate and keep pace with rapid and continuing innovation, changes in technology, industry standards and client preferences, including changes that result from developments in artificial intelligence and big data analytics. Rapid developments in the applications of generative artificial intelligence may be especially challenging to keep pace with. We may not be successful in anticipating or responding to these developments on a timely and cost-effective basis. In addition, our innovative solutions may not be accepted in the marketplace. Such technology, including artificial intelligence and big data analytics may develop in unanticipated ways that could harm customers, the Company or our business models or that could lead to increasing regulatory scrutiny. Additionally, the effort to gain technological expertise and develop or apply new technologies requires us to incur significant expenses. All of these factors could have a material adverse effect on our ability to compete or to obtain or retain client engagements.

If our clients are not satisfied with our services, we may face additional cost, loss of profit opportunities and damage to our reputation or legal liability.

We depend, to a large extent, on our relationships with our clients and our reputation to understand our clients’ needs and deliver solutions and services that are tailored to satisfy those needs. If a client is not satisfied with our services, it may be damaging to our business and could cause us to incur additional costs, impair our profitability or reduce our AUM. Accordingly, poor service to one client may negatively impact our relationships with multiple other clients. Moreover, if we fail to meet our contractual obligations, we could be subject to legal liability or loss of client relationships.

Operational Risks

Interruption or other operational failures in telecommunication, cybersecurity, information technology and other operational systems, including as a result of human and process error or a failure to maintain the security, integrity, confidentiality, or privacy of such systems, could harm our business.

We are highly dependent on automated and information technology systems, including off-premises systems provided by various cloud services providers, to record and process both our internal transactions and transactions involving our customers, as well as to calculate reserves, value invested assets and complete certain other components of our U.S. GAAP and statutory financial statements. Despite the implementation of security and back-up measures, our information technology systems may remain vulnerable to disruptions, including disruptions due to events that are wholly or partially beyond our control (such as natural disasters and electrical/telecommunications outages) or to physical or electronic intrusions, viruses or other attacks.

Businesses have increasingly become the targets of "cyberattacks," "ransomware," "phishing," "hacking" or similar illegal or unauthorized intrusions into computer systems and networks. Such events are often highly publicized, can result in significant disruptions to information technology systems and the theft of significant amounts of information as well as funds from online financial accounts. In addition, they can cause extensive damage to the reputation of the targeted business and lead to significant expenses associated with investigation, remediation, regulatory scrutiny and customer protection measures. Like others in our industry, we may experience cybersecurity incidents in the ordinary course of our business. Although we seek to limit our vulnerability to such events through technological and other means, it is not possible to anticipate or prevent all potential forms of cyberattack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and other personal information we maintain, we may be at particular risk for targeting.

We rely on industry standard commercial technologies to maintain the security of our systems, but such protections may not be sufficient to prevent unauthorized individuals from circumventing our security measures and penetrating our systems to access, view, misappropriate, alter, or delete information in such systems, including personal information and proprietary business information, or to misappropriate funds from online financial accounts. Information security risks also exist with respect to the use of portable electronic devices, such as laptops, which are particularly vulnerable to loss and theft. Our transition to work-from-home or hybrid working environments also increases our vulnerability to cybersecurity threats and other fraudulent activities.

Certain state and federal laws require that individuals be notified if a security breach compromises the security or confidentiality of their personal information. Any attack or other breach of the security of our information technology systems that compromises personal information or that otherwise results in unauthorized disclosure or use of personal information, could damage our reputation in the marketplace, deter purchases of our products, subject us to heightened regulatory scrutiny, sanctions, significant civil and criminal liability or other adverse legal consequences and require us to incur significant technical, legal and other expenses.

All of these risks exist where we rely on third party service providers to provide services to us and our customers, including service providers to which we outsource certain of our functions and including providers of information security services used by businesses acquired by us or Voya Financial. The failure of any one of these systems for any reason, including due to errors made by our employees or agents or due to cybersecurity incidents, could cause significant interruptions to our operations or result in substantial costs and other negative consequences such as harm to our reputation, adversely affect our internal control over financial reporting, or have a material adverse effect on our business, results of operations and financial condition. For additional information about specific cybersecurity regulations that we are subject to, see —Regulation—Other Laws and Regulations—Cybersecurity Regulatory Activity in Part I, Item 1. of this Annual Report on Form 10-K.

Our risk management policies and procedures, including our cybersecurity incident response plan, may not be adequate for the operational risks we face, and in particular, for the increased operational risks posed by costly and time-consuming integration of acquired businesses. Our risk management methods depend on the evaluation of information regarding markets, customers, catastrophe occurrence or other matters that is publicly available or otherwise accessible to us, as well as on timely escalation of critical information regarding our operations and systems. This information may not always be accurate, complete, up-to-date or properly evaluated. Management of operational, legal and regulatory risks requires, among other things, policies and procedures to record and verify large numbers of transactions and events, as well as technology, policies and procedures to manage increasingly complex and large amounts of information, including unstructured data, retained electronically. These policies and procedures may not be fully effective.

Any failure to protect the privacy and confidentiality of customer information could adversely affect our reputation and have a material adverse effect on our business, financial condition and results of operations.

Our business and relationships with customers are dependent on our ability to maintain the privacy, security and confidentiality of our and our customers' personal information, trade secrets, and other confidential information (including customer transactional data and personal information about our customers, the employees and customers of our customers, and our own employees and agents). We are also subject to numerous federal and state laws, as well as certain non-U.S. laws such as GDPR, regarding the privacy and security of personal information, which laws vary significantly from jurisdiction to jurisdiction. Numerous state regulatory bodies and the U.S. Senate have proposed and enacted legislation and regulations regarding privacy standards and protocols. As data privacy and protection laws continue to proliferate, including due to increased focus on data use by artificial intelligence or other innovative technology, we may incur significant technological, administrative and other expenses and face other difficulties in complying with an increasing number of legal obligations with respect to data privacy and security, or with balancing competing requirements that may be inconsistent across jurisdictions.

Many of our employees and contractors and the representatives of our broker-dealer subsidiaries have access to and routinely process personal information in computerized, paper and other forms, including on legacy systems or on systems that may not yet be fully integrated in our systems. We rely on various internal policies, procedures and controls to protect the privacy, security and confidentiality of personal and confidential information that is accessible to, or in the possession of, us or our employees, contractors and representatives. It is possible that an employee, contractor or representative could, intentionally or unintentionally, disclose or misappropriate personal information or other confidential information. If we fail in the future to maintain adequate internal controls, including any failure to implement newly-required additional controls, or if our employees, contractors or representatives fail to comply with our policies and procedures, or if we fail to implement or maintain such controls and policies and procedures when integrating acquired businesses, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or confidential customer information could occur. Such internal control inadequacies or non-compliance could materially damage our reputation, result in regulatory action or lead to civil or criminal penalties, which, in turn, could have a material adverse effect on our business, reputation, results of operations and financial condition. For additional risks related to our potential failure to protect confidential information, see risk factor Interruption or other operational failures in telecommunication, cybersecurity, information technology, and other operational systems, including as a result of human and process error or a failure to maintain the security, integrity, confidentiality or privacy of such systems, could harm our business.

Our business success depends on our ability to attract and retain qualified employees.

Our ability to attract and retain qualified employees is critical to our success. As a financial services organization, our employees are our most important resource. In addition, some of our most critical functions rely on the employees of our strategic partners and outsourcing vendors. In many areas of our industry, competition for qualified personnel has intensified in recent years. If we or our strategic sourcing partners are unable to continue to attract or retain qualified employees, including successors to key officers and other positions, our ability to compete could be adversely affected.

The occurrence of natural or man-made disasters may adversely affect our results of operations and financial condition.

We are exposed to various risks arising from natural disasters, including hurricanes, climate change, floods, earthquakes, tornadoes and pandemic disease, as well as man-made disasters and core infrastructure failures, including acts of terrorism, military actions, power grid and telephone/internet infrastructure failures, which may adversely affect AUM, results of operations and financial condition by causing, among other things:

•Losses in our investment portfolio due to significant volatility in global financial markets or the failure of counterparties to perform;
•Declines in fee revenues from lower AUM/AUA and plan participant counts, as a result of increased unemployment and furloughs, lower asset prices, suspensions or reductions in participant plan deposits or employer matching contributions, and an increase in plan loans and withdrawals;
•Decreased spread-based revenues due to lower interest rates;
•Increased impairments or credit rating downgrades within our general account portfolio, which could consume our excess capital and reduce our dividend capacity or trigger requirements for additional statutory capital.
•Extraordinary assessments on us due to requirements in jurisdictions where we are admitted to transact business requiring life insurers to participate in guaranty associations, which raise funds to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers;
•Reductions in the carrying value of our deferred tax assets as a result of a need to establish an additional valuation allowance against such assets, which would decrease U.S. GAAP equity and increase our leverage ratio (which could result in increased scrutiny by insurance regulators and rating agencies), and could also affect our statutory surplus if there is a reduction in the statutory carrying value of our deferred tax assets admitted for statutory purposes;
•Changes in the rate of mortality, claims, withdrawals, lapses and surrenders of existing policies and contracts, as well as sales of new policies and contracts;
•Reduced premium revenues in our business due to increased unemployment;
•Material harm to the financial condition of our reinsurers, including due to increased claims, which would increase the probability of default on reinsurance recoveries;
•Reduced sales levels due to decreased RFP activity or delayed decision making by our clients or prospective clients;
•Disruption of our normal business operations, including the ability to interact with existing or potential clients, due to catastrophic property damage, loss of life, or disruption of public and private infrastructure, including communications and financial services, or mandatory shutdowns and stay-at-home orders.

A number of these risks materialized in connection with the COVID-19 pandemic, which created material economic disruption worldwide and had significant effects on our business operations, including the operations of Voya’s overseas operations in India and third-party outsourcing providers.

In the event of any future disaster or disruption, there can be no assurance that our business continuation and crisis management plan or insurance coverages would be effective in mitigating any negative effects on operations or profitability in the event of a disaster, nor can we provide assurance that the business continuation and crisis management plans of the independent distributors and outside vendors on which we rely for certain services and products would be effective in mitigating any negative effects on the provision of such services and products.

If we experience difficulties arising from outsourcing relationships, our ability to conduct business may be compromised, which may adversely affect our business and results of operations.

As we continue to focus on reducing the expense necessary to support our operations, we have increasingly used outsourcing strategies for a significant portion of our information technology and business functions. If our third-party service providers experience disruptions or do not perform as anticipated, or we experience problems with a transition, we may experience system failures, disruptions or other operational difficulties, an inability to meet obligations, including obligations to policyholders, customers, business partners and distribution partners, increased costs and a loss of business and such events may have a material adverse effect on our business and results of operations. See risk factor Interruption or other operational failures in telecommunication, cybersecurity, information technology and other operational systems, including as a result of human and process error or a failure to maintain the security, integrity, confidentiality or privacy of such systems, could harm our business.

We depend on licenses of third-party software to provide our services. The inability to maintain these licenses or errors in the software we license could result in increased costs, or reduced service levels, which would adversely affect our business.

Our applications incorporate certain third-party software obtained under licenses from other companies. We anticipate that we will continue to rely on such third-party software and development tools from third parties in the future. Although we believe that there are commercially reasonable alternatives to much of the third-party software we currently license, this may not always be the case, or it may be difficult or costly to replace. In addition, integration of the software used in our applications with new third-party software may require significant work and require substantial investment of our time and resources. To the extent that our applications depend on the successful operation of third-party software in conjunction with our software, any undetected errors or defects in this third-party software could prevent the deployment or impair the functionality of our own applications, delay new application introductions, result in a failure of our applications and damage our reputation. Our use of additional or alternative third-party software would require us to enter into license agreements with third parties, which could result in increased costs, business disruptions and other complications.

Our international operations may result in increased risks to our business.

Our international operations, including our operations in India, expose us to a variety of political, legal, operational and other risks, including: changes in laws, their application or interpretation; increased or conflicting regulatory restrictions; political instability; non-compliance with anti-corruption and anti-bribery laws; economic or trade sanctions; dividend limitations; price controls; currency exchange controls or other transfer or exchange restrictions; difficulty in enforcing contracts; nationalization or expropriation of assets; imposition of limits on foreign ownership of local companies; and public or political criticism of our business and operations.

Tax, Regulatory and Legal Risks

We may be required to reduce the carrying value of our deferred income tax assets or establish an additional valuation allowance against the deferred income tax assets.

We evaluate and test our ability to realize our deferred tax assets on a quarterly basis. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. In assessing the more likely than not criteria, we consider future taxable income as well as prudent tax planning strategies.

Reductions to deferred income taxes could occur if: (i) there are significant changes to federal tax policy, (ii) our business does not generate sufficient taxable income; (iii) there is a significant decline in the fair market value of our investment portfolio; or (iv) our tax planning strategies are not feasible. Additionally, future changes in facts, circumstances, or tax law, including a reduction in federal corporate tax rates, may result in a reduction in the carrying value of our deferred income tax assets and our RBC ratio, or an increase in the valuation allowance. A reduction in the carrying value of our deferred income tax assets, a reduction in our RBC ratio, or an increase in the valuation allowance could have a material adverse effect on our results of operations and financial condition.

We have significant deferred tax assets on our available-for-sale portfolio due to unrealized losses. Future increases to interest rates or the occurrence of other unexpected circumstances, such as changes in the economic environment, liquidity and investment strategy, could result in recording a related valuation allowance on our deferred tax assets in a future period.

We have estimated our deferred tax assets based on projections of future taxable income and on tax planning related to unrealized gains on investment assets. To the extent that our estimates of future taxable income decrease or if actual future taxable income is less than the projected amounts, recognition of our deferred tax assets may be reduced. Also, to the extent that unrealized gains decrease, the tax benefit may be reduced. Any reduction, including a reduction associated with a decrease in tax rate, in our deferred tax assets may be recorded as a tax expense.

Our ability to use certain beneficial deferred tax assets may become subject to limitations.

Sections 382 and 383 of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), operate as anti-abuse rules, the general purpose of which is to prevent trafficking in tax losses and credits, but which can apply without regard to whether a "loss trafficking" transaction occurs or is intended. These rules are triggered by the occurrence of an ownership change—generally defined as when the ownership of a company, or its parent, changes by more than 50% (measured by value) on a cumulative basis in any three year period ("Section 382 event"). If triggered, the amount of the taxable income for any post-change year which may be offset by a pre-change loss is subject to an annual limitation. This limitation is generally derived by multiplying the fair market value of the company immediately before the date of the Section 382 event by the applicable federal long-term tax-exempt rate. If we were to experience a Section 382 event, this could impact our ability to obtain tax benefits from existing deferred tax assets, as well as future losses and deductions.

Changes in tax laws and interpretations of existing tax law, including recent U.S. tax law changes could impact the taxation of our operations or impact the ability of us to make distributions to Voya Financial, Inc. or make our products less attractive to customers.

Changes in tax law, as well as changes in interpretation and enforcement of existing tax laws could increase our future tax costs, reducing our profitability. In August 2022, President Biden signed into law the Inflation Reduction Act of 2022, which includes a 15% corporate alternative minimum tax ("CAMT") on the adjusted financial statement income of large corporations. The CAMT is effective in taxable years beginning after December 31, 2022. There is uncertainty in the application of CAMT rules due to limited guidance to date by the U.S. Treasury and IRS. If the CAMT applies in a future year, Voya Financial will be required to pay tax at the 15% CAMT rate despite our U.S. Federal net operating loss carryforwards, which could adversely impact our business, financial condition results of operations and liquidity. Additionally, any tax liability may create variability in the amount of cash taxes that we pay, which may affect our ordinary dividend or share buyback capacity.

Changes or clarifications in tax law could cause further reductions to our statutory deferred tax assets and our RBC ratio. A reduction in the statutory deferred tax assets or RBC ratios may impact our ability to make distributions to Voya Financial, Inc. and consequently could negatively impact Voya’s ability to pay dividends to its stockholders and to service its debt.

Current U.S. federal income tax law permits tax-deferred accumulation of income earned under life insurance and annuity products, and permits exclusion from taxation of death benefits paid under life insurance contracts. Changes in tax laws that restrict these tax benefits could make some of our products less attractive to customers. Reductions in individual income tax rates or estate tax rates could also make some of our products less advantageous to customers. Changes in federal tax laws that reduce the amount an individual can contribute on a pre-tax basis to an employer-provided, tax-deferred product (either directly by reducing current limits or indirectly by changing the tax treatment of such contributions from exclusions to deductions), or that would limit an individual’s aggregate amount of tax-deferred savings could make our products less attractive to customers.

Our businesses and those of our affiliates are heavily regulated and our products and services are subject to extensive regulation. Changes in regulation or the application of regulation or the failure to meet complex product requirements may reduce our profitability.

We are subject to detailed insurance, asset management and other financial services laws and government regulation. Regulatory agencies have broad administrative power over many aspects of our business, which may include ethical issues, money laundering, privacy, recordkeeping and marketing and sales practices. Also, bank regulators and other supervisory authorities in the U.S. and elsewhere continue to scrutinize payment processing and other transactions under regulations governing such matters as money-laundering, prohibited transactions with countries subject to sanctions, and bribery or corruption.

Our products are subject to a complex and extensive array of state and federal tax, securities, insurance and employee benefit plan laws and regulations, which are administered and enforced by different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, state banking authorities, the SEC, FINRA, the DOL and the IRS.

For example, U.S. federal income tax law imposes requirements relating to insurance and annuity product design, administration and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. Additionally, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution and administration. Failure to manage or administer product features in accordance with contract provisions or applicable law, or to meet any of these complex tax, securities, or insurance requirements could subject us to administrative penalties imposed by a particular governmental or self-regulatory authority, unanticipated costs associated with remedying such failure or other claims, harm to our reputation, interrupt our operations or adversely impact profitability.

Compliance with applicable laws and regulations is time consuming and personnel-intensive, and changes in laws and regulations may materially increase the cost of compliance and other expenses of doing business. There are a number of risks that may arise where applicable regulations may be unclear, subject to multiple interpretations or under development or where regulations may conflict with one another, where regulators revise their previous guidance or courts overturn previous rulings, which could result in our failure to meet applicable standards.

In addition, governmental scrutiny with respect to matters relating to compensation, compliance with regulatory and tax requirements, environmental laws and other business practices in the financial services industry has increased significantly in the past several years and has resulted in more aggressive and intense regulatory supervision and the application and enforcement of more stringent standards. Press coverage and other public statements that assert some form of wrongdoing, regardless of the factual basis for the assertions being made, can lead to increased inquiries or investigation by regulators, legislators or law enforcement officials or in lawsuits. Such developments could also have a negative impact on our reputation and on business retention and new sales, which could adversely affect our business and results of operations.

Regulators and other authorities have the power to bring administrative or judicial proceedings against us, which could result, among other things, in suspension or revocation of our licenses, cease and desist orders, fines, civil penalties, criminal penalties or other disciplinary action which could materially harm our results of operations and financial condition. If we fail to address, or appear to fail to address, appropriately any of these matters, our reputation could be harmed and we could be subject to additional legal risk, which could increase the size and number of claims and damages asserted against us or subject us to enforcement actions, fines and penalties.

Past or future misconduct by our employees, agents, intermediaries, representatives of our broker-dealer affiliates or employees of our vendors could result in violations of law by us, regulatory sanctions or serious reputational or financial harm, and the precautions we take to prevent and detect this activity may not be effective in all cases. Although we employ controls and procedures designed to monitor employees’ and associates' business decisions and to prevent us from taking excessive or inappropriate risks, employees and associates may take such risks regardless of such controls and procedures. Our Parent's compensation policies and practices are reviewed as part of our overall risk management program, but it is possible that such compensation policies and practices could inadvertently incentivize excessive or inappropriate risk taking. If our associates take excessive or inappropriate risks, those risks could harm our reputation and have a material adverse effect on our results of operations and financial condition. Future legislation or regulation or governmental views on compensation may result in us altering compensation practices in ways that could adversely affect our ability to attract and retain talented employees.

For a description of certain regulatory inquiries affecting the Company, see the Litigation, Regulatory Matters and Loss Contingencies section of the Commitments and Contingencies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Our businesses are heavily regulated, and changes in regulation in the U.S., enforcement actions and regulatory investigations may reduce profitability.

Our operations are subject to comprehensive regulation and supervision throughout the U.S.. State insurance laws regulate most aspects of our insurance business and we are regulated by the insurance department of our state of domicile, Connecticut. The primary purpose of state regulation is to protect policyholders, and not necessarily to protect creditors or investors. See —Regulation—Insurance Regulation in Part I, Item 1. of this Annual Report on Form 10-K.

State insurance regulators, the NAIC and other regulatory bodies regularly reexamine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations, or in interpretations thereof, are often made for the protection of the consumer at the expense of the insurer and could materially and adversely affect our business, results of operations or financial condition.

A decrease in our RBC ratio (as a result of a reduction in statutory surplus or increase in RBC requirements) could result in increased scrutiny by insurance regulators and rating agencies and have a material adverse effect on our business, results of operations and financial condition.

The NAIC has established regulations that provide minimum capitalization requirements based on RBC formulas for insurance companies. The RBC formula for life insurance companies establishes capital requirements relating to asset, insurance, interest rate and business risks, including equity, interest rate and expense recovery risks. We are subject to RBC standards or other minimum statutory capital and surplus requirements imposed under the laws of the state of Connecticut, our state of domicile. (For additional discussion of how the NAIC calculates RBC ratios, see —Regulation—Insurance Regulation—Financial Regulation—Risk-Based Capital in Part I, Item 1. of this Annual Report on Form 10-K.

In any particular year, statutory surplus amounts and RBC ratios may increase or decrease depending on a variety of factors. Many of these factors are outside of our control. Our financial strength and credit ratings are significantly influenced by statutory surplus amounts and RBC ratios. In addition, rating agencies may implement changes to their own internal models, which differ from the RBC capital model that have the effect of increasing or decreasing the amount of statutory capital we should hold relative to the rating agencies' expectations. To the extent that our RBC ratios are deemed to be insufficient, we may seek to take actions either to increase our capitalization or to reduce our capitalization requirements. If we were unable to accomplish such actions, the rating agencies may view this as a reason for a ratings downgrade.

Our failure to meet RBC requirements or minimum capital and surplus requirements could subject us to further examination or corrective action imposed by insurance regulators, including limitations on our ability to write additional business, supervision by regulators or seizure or liquidation. Any corrective action imposed could have a material adverse effect on our business, results of operations and financial condition. A decline in RBC ratios, whether or not it results in a failure to meet applicable RBC requirements, may still limit our ability to make dividends or distributions to our Parent, could result in a loss of customers or new business, and could be a factor in causing ratings agencies to downgrade our financial strength ratings, each of which could have a material adverse effect on our business, results of operations and financial condition.

Litigation may adversely affect our profitability and financial condition.

We are, and may be in the future, subject to legal actions in the ordinary course of our business operations. Some of these legal proceedings may be brought on behalf of a class. Plaintiffs may seek large or indeterminate amounts of damage, including compensatory, liquidated, treble or punitive damages. Our reserves for litigation may prove to be inadequate and insurance coverage may not be available or may be declined for certain matters. It is possible that our results of operations or cash flows in a particular interim or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation depending, in part, on the results of operations or cash flows for such period. Given the large or indeterminate amounts sometimes sought, and the inherent unpredictability of litigation, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation matters could have a material adverse effect on our financial condition.

Changes in accounting standards could adversely impact our reported results of operations and our reported financial condition.

Our financial statements are subject to the application of U.S. GAAP, which is periodically revised or expanded. Accordingly, from time to time we are required to adopt new or revised accounting standards issued by recognized authoritative bodies, including the Financial Accounting Standards Board ("FASB"). It is possible that future accounting standards we are required to adopt could change the current accounting treatment that we apply to our consolidated financial statements and that such changes could have a material adverse effect on our results of operations and financial condition.

For additional information regarding new accounting standards, see the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Item 1B. Unresolved Staff Comments

Omitted as registrant is neither an accelerated filer nor a well-known seasoned issuer.

Item 1C. Cybersecurity

Cybersecurity Risk Management and Strategy

Voya Financial maintains an information security program that seeks to comply with applicable regulatory requirements. The information security team, led by Voya Financial’s Chief Information Security Officer ("CISO"), implements appropriate measures designed to safeguard sensitive information and protect our operations and systems against cyber threats. The information security team carries out continuous monitoring and evaluation of Voya Financial’s technology and digital infrastructure with the goal of identifying and assessing threats and proactively mitigating potential risks. The CISO and the information security team provide regular updates to Voya Financial's senior management, as further described under Cybersecurity Governance below.

In addition, as part of its risk management strategy, Voya Financial has an established and integrated cybersecurity incident response plan that focuses on incident detection, management and response. The information security team periodically reviews and updates the plan and tests playbooks within the plan through tabletop exercises.

Voya Financial's information security team is responsible for identifying, assessing, and managing cyber risk, with support from Voya Financial's operational risk management team. Information security control tasks are performed under the direction and guidance of Voya Financial’s CISO, who is designated under Voya Financial’s risk management principles and policies to oversee the evaluation and mitigation of information security risks. Information security management is integrated into Voya Financial’s overall risk management framework, which provides for a coordinated approach to addressing cybersecurity risk.

As part of Voya Financial’s overall information security program, it may engage and retain external assessors and consultants to help improve our security, stay aligned with industry best practices, evaluate external threats and, on an as-needed basis, perform forensic reviews of cybersecurity-related incidents or independent security assessments.

With regard to risks posed by third-party vendors and service providers, Voya Financial has a dedicated team that is responsible for evaluating, assessing, and addressing those risks, with the ultimate goal of protecting sensitive information and the security of our operations and systems supported by those vendors and providers using a risk-based approach. This team conducts due diligence on third-party vendors and service providers, including evaluating their information security controls and related measures, to identify potential risks and implement appropriate controls.

Technology risks, including cybersecurity threats, undergo a thorough risk management assessment. Voya Financial evaluates risks quantitatively and qualitatively to determine both the probability and potential severity of such risks and whether any such risks could materially affect Voya Financial or its subsidiaries, including VRIAC. We have experienced and may continue to experience cybersecurity incidents and threats that could materially affect our business strategy, results of operations or financial condition. There have been no known cybersecurity incidents that have materially affected us in the past three years. For more information about the cybersecurity related risks that we face, see Interruption or other operational failures in telecommunication, cybersecurity, information technology and other operational systems, including as a result of human and process error or a failure to maintain the security, integrity, confidentiality, or privacy of such systems, could harm our business in Risk Factors in Item 1A of this Annual Report on Form 10-K.

Cybersecurity Governance

As detailed above, Voya Financial’s CISO and the information security team regularly assess and manage cybersecurity risks. Voya Financial's information security leadership team has extensive information technology and information security experience, and the full team comprises over 100 employees with over 150 certifications from leading information security certification organizations. Additional management of cybersecurity risks is conducted by Voya Financial's Technology and Operational Risk Committee ("TORC"), which has been delegated authority by Voya Financial's Management Risk Committee to provide oversight of operational risk, including information and technology risk, as well as related legal, compliance and regulatory risks. Members of the TORC include senior management with relevant expertise in operations, technology, information security, legal, compliance, data privacy and operational risk management. The information security team participates in the TORC meetings to discuss cybersecurity risks and mitigation treatment. The TORC provides guidance and direction in assessing, addressing, mitigating and monitoring cybersecurity risks within Voya Financial.

Voya Financial’s Board committees include the Technology, Innovation and Operations ("TIO") Committee, which provides support to the Voya Financial Board in its oversight of information technology, including cybersecurity risks. In addition, the TIO Committee supports the Voya Financial Audit Committee in reviewing cybersecurity risks and disclosures thereof, and collaborates with both the Audit Committee and the Risk, Investment and Finance ("RIF") Committee of Voya Financial’s Board to oversee material risks. Management, including the CISO, regularly updates the TIO Committee on cybersecurity-related matters.

Item 2. Properties

The Company's home office is located at One Orange Way, Windsor, Connecticut, 06095-4774. All Company office space other than the home office is leased or subleased by the Company or its other affiliates. The Company pays substantially all expenses associated with its owned or leased and subleased office properties. Affiliates within Voya Financial's operations provide the Company with various management, finance, investment management and other administrative services, primarily from facilities located at 5780 Powers Ferry Road, N.W., Atlanta, Georgia 30327-4390. The affiliated companies are reimbursed for the Company's use of these services and facilities under a variety of intercompany agreements.

Item 3.    Legal Proceedings

See the Litigation, Regulatory Matters and Loss Contingencies section of the Commitments and Contingencies Note in our Consolidated Financial Statements in Part II, Item 8. in this Annual Report on Form 10-K for a description of our material legal proceedings.

Item 4.    Mine Safety Disclosures

Not applicable.
PART II

Item 5.    Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

There is no public trading market for the common stock of VRIAC. All of our outstanding common stock is owned by our parent, Voya Holdings Inc. ("Parent"), a direct, wholly owned subsidiary of Voya Financial.

Connecticut insurance law imposes restrictions on a Connecticut insurance company's ability to pay dividends to its parent. These restrictions are based in part on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the Connecticut Insurance Commissioner.

Under Connecticut insurance law, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (1) ten percent (10.0%)

of our earned statutory surplus at the prior year end or (2) our prior year statutory net gain from operations. Connecticut law also prohibits a Connecticut insurer from declaring or paying a dividend except out of its earned surplus unless prior insurance regulatory approval is obtained.

During the year ended December 31, 2023, VRIAC declared and paid an ordinary dividend to its Parent in the aggregate amount of $310 million. During the year ended December 31, 2022, VRIAC declared and paid an ordinary dividend to its Parent in the aggregate amount of $48 million, as well as an extraordinary dividend in the aggregate amount of $809 million.

During the year ended December 31, 2023 and 2022 , VRIAC did not receive any capital contribution from its Parent.

Item 6. Reserved

Item 7. Management's Narrative Analysis of the Results of Operations and Financial Condition

For the purposes of this discussion, the terms "VRIAC," "the Company," "we," "our," and "us" refer to Voya Retirement Insurance and Annuity Company and its wholly owned subsidiaries. We are a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc.

The following discussion and analysis presents a review of our results of operations for the years ended December 31, 2023 and 2022, and financial condition as of December 31, 2023 and 2022. This item should be read in its entirety and in conjunction with the Consolidated Financial Statements and related notes contained in Part II, Item 8. of this Annual Report on Form 10-K. For discussion and analysis of our results of operations for the years ended December 31, 2022 and 2021, refer to our 2022 Annual Report on Form 10-K filed with the SEC on March 9, 2023.

In addition to historical data, this discussion contains forward-looking statements about our business, operations and financial performance based on current expectations that involve risks, uncertainties and assumptions. Actual results may differ materially from those discussed in the forward-looking statements as a result of various factors. See the "Note Concerning Forward-Looking Statements."

Overview

VRIAC is a stock life insurance company domiciled in the State of Connecticut. VRIAC and its wholly owned subsidiaries (collectively, the "Company") provide financial products and services in the United States. VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

Critical Accounting Judgments and Estimates

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("U.S. GAAP") requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Critical estimates and assumptions are evaluated on an on-going basis based on historical developments, market conditions, industry trends and other information that is reasonable under the circumstances. There can be no assurance that actual results will conform to estimates and assumptions and that reported results of operations will not be materially affected by the need to make future accounting adjustments to reflect changes in these estimates and assumptions from time to time. Those estimates are inherently subject to change and actual results could differ from those estimates, and the differences may be material to the accompanying Consolidated Financial Statements.

We have identified the following accounting judgments and estimates as critical in that they involve a higher degree of judgment and are subject to a significant degree of variability:
•Valuation of investments and derivatives;
•Investment impairments;
•Income taxes; and
•Contingencies.

In developing these accounting estimates, we make subjective and complex judgments that are inherently uncertain and subject to material changes as facts and circumstances develop. Although variability is inherent in these estimates, we believe the amounts provided are appropriate based on the facts available upon preparation of the Consolidated Financial Statements.

Effective January 1, 2023, we adopted Accounting Standards Update ("ASU") 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12"). As a result, deferred policy acquisition costs and value of business acquired were no longer considered critical estimates, as the amortization methodology is no longer subject to a significant degree of variability and does not require a high degree of judgment.

The above critical accounting estimates are described in the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Valuation of Investments and Derivatives

Our investment portfolio includes certain investments recorded at fair value and consists of public and private fixed maturity securities, commercial mortgage and other loans, equity securities, short-term investments, other invested assets and derivative financial instruments. We enter into interest rate, equity market, credit default and currency contracts, including swaps, futures, forwards, caps, floors, and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index or pool. We also utilize options and futures on equity indices to reduce and manage risks associated with our annuity products.

See the Investments Note and the Derivative Financial Instruments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information.

Investments

We measure the fair value of our financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk, including our own credit risk. The estimate of fair value is the price that would be received to sell an asset or paid to transfer a liability ("exit price") in an orderly transaction between market participants in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. We use a number of valuation sources to determine the fair values of our financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

We categorize our financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

When available, the estimated fair value of securities is based on quoted prices in active markets that are readily and regularly obtainable. When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, including discounted cash flows, matrix pricing or other similar techniques. Inputs to these methodologies include, but are not limited to, market observable inputs such as benchmark yields, credit quality, issuer spreads, bids, offers and cash flow characteristics of the security. For privately placed bonds, we also consider such factors as the net worth of the borrower, value of the collateral, the capital structure of the borrower, the presence of guarantees, and the borrower's ability to compete in its relevant market. Valuations are reviewed and validated monthly by an internal valuation committee using price variance reports, comparisons to internal pricing models, back testing of recent trades, and monitoring of trading volumes, as appropriate.

The valuation of financial assets and liabilities involves considerable judgment, is subject to considerable variability, is established using management's best estimate, and is revised as additional information becomes available. As such, changes in, or deviations from, the assumptions used in such valuations can significantly affect our results of operations. Financial markets are subject to significant movements in valuation and liquidity, which can impact our ability to liquidate and the selling price that can be realized for our securities.

Derivatives

Derivatives are carried at fair value, which is determined by using observable key financial data, such as yield curves, exchange rates, S&P 500 prices, London Interbank Offered Rates ("LIBOR"), Overnight Index Swap Rates ("OIS") and Secured Overnight Financing Rates ("SOFR"), or through values established by third-party sources, such as brokers. Valuations for our futures contracts are based on unadjusted quoted prices from an active exchange. Counterparty credit risk is considered and incorporated in our valuation process through counterparty credit rating requirements and monitoring of overall exposure. Our own credit risk is also considered and incorporated in our valuation process.

We have certain credit default swaps ("CDS") and options that are priced by third party vendors or by using models that primarily use market observable inputs, but contain inputs that are not observable to market participants.

We also have investments in certain fixed maturities and have issued certain annuity products that contain embedded derivatives for which fair value is at least partially determined by levels of or changes in domestic or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets, or credit ratings/spreads. The fair values of these embedded derivatives are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The valuation of derivatives involves considerable judgment, is subject to considerable variability, is established using management's best estimate and is revised as additional information becomes available. As such, changes in, or deviations from, these assumptions used in such valuations can have a significant effect on our results of operations.

For additional information regarding the fair value of our investments and derivatives, see the Fair Value Measurements Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K. For additional information regarding the sensitivities of interest rate risk and equity market price risk and impact on investments and derivatives, see Quantitative and Qualitative Disclosures About Market Risk in Part II, Item 7A. of this Annual Report on Form 10-K.

Investment Impairments

Fixed maturities, available-for-sale, and mortgage loans on real estate can be subject to credit impairment, which can have a significant effect on the results of operations. Refer to the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for an understanding of our methodology and significant inputs considered within the allowance for credit losses and impairments. For additional information regarding the evaluation process for credit impairments, refer to the Investments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Income Taxes

The results of our operations are included in the consolidated tax return of Voya Financial. Generally, our Consolidated Financial Statements recognize the current and deferred income tax consequences that result from our activities during the current and preceding periods pursuant to the provisions of ASC Topic 740, "Income Taxes" as if we were a separate taxpayer rather than a member of Voya Financial's consolidated income tax return group, with the exception of any net operating loss carryforwards and capital loss carryforwards, which are recorded pursuant to the tax sharing agreement.

Under our tax sharing agreement, Voya Financial will pay us for the tax benefits of ordinary and capital losses only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

Valuation Allowances

We use certain assumptions and estimates in determining the income taxes payable or refundable to/from Voya Financial for the current year, the deferred income tax liabilities and assets for items recognized differently in our Consolidated Financial Statements from amounts shown on our income tax returns and the federal income tax expense. Determining these amounts requires analysis and interpretation of current tax laws and regulations, including the loss limitation rules associated with change in control. We exercise considerable judgment in evaluating the amount and timing of recognition of the resulting income tax liabilities and assets. These judgments are reevaluated on a quarterly basis and as regulatory and business factors change.

During the year, we had gains on available-for-sale securities in Other comprehensive income of $661 million, resulting in overall unrealized capital losses of $(1.8) billion in Accumulated other comprehensive income as of December 31, 2023. The gains generated during the year reduced the prior year deferred tax asset ("DTA") related to the unrealized capital losses. We expect this DTA to be utilized by our capital loss carryback capacity and hold to maturity tax planning strategy. Significant future increases to interest rates or the occurrence of other unexpected circumstances, such as changes in the economic environment, liquidity and investment strategy, could result in recording a related valuation allowance on our deferred tax assets in a future period.

For additional understanding over the Company's valuation allowance, refer to the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on Form 10-K.

Tax Contingencies

We recognize the tax benefit from an uncertain tax position only if it is more likely than not to be sustained under examination by the applicable taxing authority. We also consider positions that have been reviewed and agreed to as part of an examination by the applicable taxing authority. For items that meet the more-likely-than-not recognition threshold, we measure the tax position as the largest amount of benefit that is more than 50% likely to be realized upon ultimate resolution with the applicable tax authority that has full knowledge of all relevant information. Tax positions that do not meet the more-likely-than-not standard are not recognized.

Changes in Law

Certain changes or future events, such as changes in tax legislation, completion of tax audits, planning opportunities and expectations about future outcomes could have an impact on our estimates of valuation allowances, deferred taxes, tax provisions, and effective tax rates.

In August 2022, President Biden signed into law the Inflation Reduction Act of 2022, which includes a 15% corporate alternative minimum tax ("CAMT") and a 1% excise tax on the fair market value of stock that is repurchased by publicly traded U.S. corporations or their specified affiliates. The CAMT and the excise tax are effective in taxable years beginning after December 31, 2022. The Internal Revenue Service has only issued limited guidance on the CAMT, and uncertainty remains regarding the application of and potential adjustments to the CAMT. Based on this guidance, we do not expect to be subject to the CAMT for 2024. As a separate tax payer, we do not expect to be subject to the 1% excise tax.

Contingencies

For information regarding our contingencies, see the Commitments and Contingencies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Impact of New Accounting Pronouncements

For information regarding the impact of new accounting pronouncements, see the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K

Results of Operations

	Year ended December 31,
($ in millions)	2023	2022	Change
Revenues:
Net investment income	$1,523	$1,619	$(96)
Fee income	993	979	14
Premiums	29	16	13
Net gains (losses)	(134)	(429)	295
Other revenue	18	41	(23)
Total revenues	2,429	2,226	203
Benefits and expenses:
Interest credited and other benefits to contract owners/policyholders	817	730	87
Operating expenses	1,133	1,132	1
Net amortization of Deferred policy acquisition costs and Value of business acquired	76	81	(5)
Interest expense	3	1	2
Total benefits and expenses	2,029	1,944	85
Income (loss) before income taxes	400	282	118
Income tax expense (benefit)	13	(51)	64
Net income (loss)	$387	$333	$54

Year Ended December 31, 2023 compared to Year Ended December 31, 2022

Revenues

Net investment income decreased by $96 million from $1,619 million to $1,523 million primarily due to:

•lower investment income on fixed maturity securities primarily due to interest rate movements and lower average volume; and
•lower alternative investment and prepayment fee income in the current period primarily driven by overall market performance.

Net gains (losses) improved by $295 million from a loss of $429 million to a loss of $134 million primarily due to:

•a favorable change in mark-to-market adjustments on securities subject to fair value option accounting primarily due to interest rate movements; and
•favorable equity security performance due to higher equity markets in the current period.

The change was partially offset by:

•net unfavorable changes in derivative valuations due to interest rate movements.

Other revenue decreased by $23 million from $41 million to $18 million primarily due to:

•lower revenue from transition service agreements.

Benefits and Expenses

Interest credited and other benefits to contract owners/policyholders increased by $87 million from $730 million to $817 million primarily due to:

•unfavorable amortization on deposit assets due to annual assumption updates; and

•higher participant crediting rates due to higher interest rates.

Income Tax Expense (Benefit)

Income tax expense (benefit) changed by $64 million from a benefit of $51 million to an expense of $13 million primarily due to:

•an increase in income before income taxes; and
•tax credits claimed in 2022 related to tax years 2012 - 2017.

The change was partially offset by:

•the Security Life of Denver Company capital loss carryback. For more details, see the Income Taxes Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Investments

Investment Strategy

Our investment strategy seeks to achieve sustainable risk-adjusted returns by focusing on principal preservation, disciplined matching of asset characteristics with liability requirements and the diversification of risks. Investment activities are undertaken according to investment policy statements that contain internally established guidelines and risk tolerances and are required to comply with applicable laws and insurance regulations. Risk tolerances are established for credit risk, credit spread risk, market risk, liquidity risk and concentration risk across issuers, sectors and asset types that seek to mitigate the impact of cash flow variability arising from these risks.

Segmented portfolios are established for groups of products with similar liability characteristics. Our investment portfolio consists largely of high quality fixed maturities and short-term investments, investments in commercial mortgage loans, alternative investments and other instruments, including a small amount of equity holdings. Fixed maturities include publicly issued corporate bonds, government bonds, privately placed notes and bonds, bonds issued by states and municipalities. ABS, traditional MBS and various CMO tranches managed in combination with financial derivatives as part of a proprietary strategy known as CMO-B.

We use derivatives for hedging purposes to reduce our exposure to the cash flow variability of assets and liabilities, interest rate risk, credit risk and market risk. In addition, we use credit derivatives to replicate exposure to individual securities or pools of securities as a means of achieving credit exposure similar to bonds of the underlying issuer(s) more efficiently.

See the Investments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for more information on investments. Additionally, see the Consolidated Balance Sheets in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for a composition of our investment portfolio.

Fixed Maturities Credit Quality - Ratings

The Securities Valuation Office ("SVO") of the NAIC evaluates the fixed maturity security investments of insurers for regulatory reporting and capital assessment purposes and assigns securities to one of six credit quality categories called "NAIC designations." An internally developed rating is used as permitted by the NAIC if no rating is available. These designations are generally similar to the credit quality designations of the NAIC acceptable rating organizations ("ARO") for marketable fixed maturity securities, called rating agency designations except for certain structured securities as described below. NAIC designations of "1," highest quality and "2," high quality, include fixed maturity securities generally considered investment grade by such rating organizations. NAIC designations 3 through 6 include fixed maturity securities generally considered below investment grade by such rating organizations.

The NAIC designations for structured securities, including subprime and Alt-A RMBS, are based upon a comparison of the bond's amortized cost to the NAIC's loss expectation for each security. Securities where modeling results in no expected loss in each scenario are considered to have the highest designation of NAIC 1. A large percentage of our RMBS securities carry the NAIC 1 designation while the ARO rating indicates below investment grade. This is primarily due to the credit and intent impairments recorded by us that reduced the amortized cost on these securities to a level resulting in no expected loss in any scenarios, which corresponds to the NAIC 1 designation. The methodology reduces regulatory reliance on rating agencies and allows for greater regulatory input into the assumptions used to estimate expected losses from such structured securities. In the tables below, we present the rating of structured securities based on ratings from the NAIC methodologies described above (which may not correspond to rating agency designations). NAIC designations (e.g., NAIC 1-6) are based on the NAIC methodologies.

As a result of time lags between the funding of investments, the finalization of legal documents and the completion of the SVO filing process, the fixed maturity portfolio generally includes securities, that have not yet been rated by the SVO as of each balance sheet date, such as private placements. Pending receipt of SVO ratings, the categorization of these securities by NAIC designation is based on the expected ratings indicated by internal analysis.

Information about certain of our fixed maturity securities holdings by the NAIC designation is set forth in the following tables. Corresponding rating agency designation does not directly translate into NAIC designation, but represents our best estimate of comparable ratings from rating agencies, including Moody's Investors Service, Inc. ("Moody's"), Standard's & Poor's Ratings ("S&P") and Fitch Ratings, Inc. ("Fitch"). If no rating is available from a rating agency, then an internally developed rating is used. As of December 31, 2023 and 2022 the weighted average NAIC quality rating of our fixed maturities portfolio was 1.5 and 1.6, respectively.

The following tables present credit quality of fixed maturities, including securities pledged, using NAIC designations as of the dates indicated:

($ in millions)	December 31, 2023
NAIC Quality Designation	1	2	3	4	5	6	Total Fair Value
U.S. Treasuries	$275	$—	$—	$—	$—	$—	$275
U.S. Government agencies and authorities	30	—	—	—	—	—	30
State, municipalities and political subdivisions	535	19	—	—	—	—	554
U.S. corporate public securities	1,810	3,587	176	31	1	—	5,605
U.S. corporate private securities	1,360	1,985	246	43	2	—	3,636
Foreign corporate public securities and foreign governments(1)	654	1,230	81	55	—	2	2,022
Foreign corporate private securities(1)	236	1,952	93	4	14	—	2,299
Residential mortgage-backed securities	2,487	30	2	—	6	7	2,532
Commercial mortgage-backed securities	1,939	332	61	9	11	6	2,358
Other asset-backed securities	1,331	188	1	5	—	3	1,528
Total fixed maturities	$10,657	$9,323	$660	$147	$34	$18	$20,839
% of Fair Value	51.1%	44.7%	3.2%	0.7%	0.2%	0.1%	100.0%
(1) Primarily U.S. dollar denominated.

($ in millions)	December 31, 2022
NAIC Quality Designation	1	2	3	4	5	6	Total Fair Value
U.S. Treasuries	$377	$—	$—	$—	$—	$—	$377
U.S. Government agencies and authorities	30	—	—	—	—	—	30
State, municipalities and political subdivisions	567	33	—	—	—	—	600
U.S. corporate public securities	1,799	3,886	218	26	—	9	5,938
U.S. corporate private securities	1,293	2,027	180	66	2	—	3,568
Foreign corporate public securities and foreign governments(1)	680	1,266	75	40	—	5	2,066
Foreign corporate private securities(1)	282	2,044	82	21	9	—	2,438
Residential mortgage-backed securities	2,640	238	2	—	5	8	2,893
Commercial mortgage-backed securities	2,160	366	59	7	5	2	2,599
Other asset-backed securities	1,081	218	2	5	1	3	1,310
Total fixed maturities	$10,909	$10,078	$618	$165	$22	$27	$21,819
% of Fair Value	50.0%	46.2%	2.8%	0.8%	0.1%	0.1%	100.0%
(1) Primarily U.S. dollar denominated.

The fixed maturities in our portfolio are generally rated by external rating agencies and, if not externally rated, are rated by us on a basis similar to that used by the rating agencies. As of December 31, 2023 and 2022, the weighted average quality rating of our fixed maturities portfolio was A. Ratings are derived from three ARO ratings and are applied as follows, based on the number of agency ratings received:
•when three ratings are received then the middle rating is applied;
•when two ratings are received then the lower rating is applied;
•when a single rating is received, the ARO rating is applied; and
•when ratings are unavailable then an internal rating is applied.

The following tables present credit quality of fixed maturities, including securities pledged, using ARO ratings as of the dates indicated:

($ in millions)	December 31, 2023
ARO Quality Ratings(2)	AAA	AA	A	BBB	BB and Below	Total Fair Value
U.S. Treasuries	$—	$275	$—	$—	$—	$275
U.S. Government agencies and authorities	—	30	—	—	—	30
State, municipalities and political subdivisions	38	334	163	19	—	554
U.S. corporate public securities	24	246	1,587	3,538	210	5,605
U.S. corporate private securities	18	166	1,160	1,950	342	3,636
Foreign corporate public securities and foreign governments(1)	8	107	588	1,168	151	2,022
Foreign corporate private securities(1)	—	25	187	1,928	159	2,299
Residential mortgage-backed securities	727	1,622	31	43	109	2,532
Commercial mortgage-backed securities	147	971	497	620	123	2,358
Other asset-backed securities	84	387	850	191	16	1,528
Total fixed maturities	$1,046	$4,163	$5,063	$9,457	$1,110	$20,839
% of Fair Value	5.0%	20.0%	24.3%	45.4%	5.3%	100.0%
(1) Primarily U.S. dollar denominated.
(2) In 2023, Fitch downgraded the United States long-term credit rating from AAA to AA+. As a result, the effective ratings on all Treasury and Agency guaranteed mortgage-backed securities were similarly lowered from AAA to AA+.

($ in millions)	December 31, 2022
ARO Quality Ratings	AAA	AA	A	BBB	BB and Below	Total Fair Value
U.S. Treasuries	$377	$—	$—	$—	$—	$377
U.S. Government agencies and authorities	28	2	—	—	—	30
State, municipalities and political subdivisions	38	370	159	33	—	600
U.S. corporate public securities	21	283	1,679	3,686	269	5,938
U.S. corporate private securities	27	146	1,065	2,069	261	3,568
Foreign corporate public securities and foreign governments(1)	8	116	591	1,218	133	2,066
Foreign corporate private securities(1)	—	26	239	2,047	126	2,438
Residential mortgage-backed securities	2,210	145	79	185	274	2,893
Commercial mortgage-backed securities	895	288	608	687	121	2,599
Other asset-backed securities	88	290	694	221	17	1,310
Total fixed maturities	$3,692	$1,666	$5,114	$10,146	$1,201	$21,819
% of Fair Value	16.9%	7.6%	23.5%	46.5%	5.5%	100.0%
(1) Primarily U.S. dollar denominated.

Fixed maturities rated BB and below may have speculative characteristics and changes in economic conditions or other circumstances that are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than is the case with higher rated fixed maturities.

Unrealized Capital Losses

As of December 31, 2023 and 2022, we held one and three fixed maturity securities with unrealized capital loss in excess of $10 million, respectively. As of December 31, 2023 and 2022, the unrealized capital losses on these fixed maturity securities equaled $11 million, or 0.5% and $33.2 million or 1.3%, respectively, of the total unrealized losses.

As of December 31, 2023, we had $1.5 billion of energy sector fixed maturity securities, constituting 7.3% of the total fixed maturities portfolio, with gross unrealized capital losses of $87 million, including no energy sector fixed maturity securities with unrealized capital loss in excess of $10 million. As of December 31, 2023, our fixed maturity exposure to the energy sector was comprised of 91.8% investment grade securities.

As of December 31, 2022, we held $1.4 billion of energy sector fixed maturity securities, constituting 6.0% of the total fixed maturities portfolio, with gross unrealized capital losses of $131 million, including no energy sector fixed maturity security with unrealized capital loss in excess of $10 million. As of December 31, 2022, our fixed maturity exposure to the energy sector was comprised of 88.0% investment grade securities.

See the Investments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information on unrealized capital losses.

Residential Mortgage-Backed Securities

The following table presents our residential mortgage-backed securities as of the dates indicated:

	December 31, 2023
($ in millions)	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives	Fair Value
Prime Agency	$1,505	$14	$23	$—	$1,496
Prime Non-Agency	1,097	8	100	—	1,005
Alt-A	20	2	1	1	22
Sub-Prime(1)	16	—	1	—	15
Total	$2,638	$24	$125	$1	$2,538
(1) Includes subprime other asset backed securities.
	December 31, 2022
($ in millions)	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives	Fair Value
Prime Agency	$1,493	$12	$33	$—	$1,472
Prime Non-Agency	1,496	7	118	—	1,385
Alt-A	24	3	1	1	27
Sub-Prime(1)	19	1	1	—	19
Total	$3,032	$23	$153	$1	$2,903
(1) Includes subprime other asset backed securities.

Commercial Mortgage-backed Securities

The following table presents our commercial mortgage-backed securities as of the dates indicated:

	December 31, 2023
($ in millions)	AAA		AA		A		BBB		BB and Below		Total
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2023	$—	$—	$3	$3	$2	$2	$—	$—	$—	$—	$5	$5
2022	8	8	48	41	88	81	80	73	—	—	224	203
2021	68	62	115	89	144	127	224	201	12	10	563	489
2020	26	25	30	25	38	31	102	82	9	6	205	169
2019	9	8	135	119	71	63	189	146	15	10	419	346
Prior	52	44	803	694	221	193	146	118	143	97	1,365	1,146
Total	$163	$147	$1,134	$971	$564	$497	$741	$620	$179	$123	$2,781	$2,358

	December 31, 2022
($ in millions)	AAA		AA		A		BBB		BB and Below		Total
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2022	$20	$17	$36	$34	$114	$105	$86	$76	$26	$26	$282	$258
2021	123	98	67	60	138	121	231	200	3	3	562	482
2020	50	46	21	18	46	37	107	85	—	—	224	186
2019	126	111	33	31	104	94	202	164	6	4	471	404
2018	73	64	19	16	71	64	29	24	17	14	209	182
Prior	642	559	139	129	206	187	160	138	83	74	1,230	1,087
Total	$1,034	$895	$315	$288	$679	$608	$815	$687	$135	$121	$2,978	$2,599

As of December 31, 2023, 82.2% and 14.1% of CMBS investments were designated as NAIC-1 and NAIC-2, respectively. As of December 31, 2022, 82.9% and 14.2% of CMBS investments were designated as NAIC-1 and NAIC-2, respectively.

Other Asset-backed Securities

The following table presents our other asset-backed securities as of the dates indicated:

	December 31, 2023
($ in millions)	AAA		AA		A		BBB		BB and Below		Total
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Collateralized Obligation	$52	$51	$342	$342	$751	$752	$72	$71	$14	$9	$1,231	$1,225
Auto-Loans	—	—	—	—	—	—	—	—	—	—	—	—
Student Loans	3	4	48	44	—	—	—	—	—	—	51	48
Credit Card loans	—	—	—	—	2	2	—	—	—	—	2	2
Other Loans	35	29	1	1	106	96	127	117	4	4	273	247
Total(1)	$90	$84	$391	$387	$859	$850	$199	$188	$18	$13	$1,557	$1,522
(1) Excludes subprime other asset backed securities
	December 31, 2022
($ in millions)	AAA		AA		A		BBB		BB and Below		Total
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Collateralized Obligation	$50	$48	$247	$236	$658	$616	$72	$66	$15	$10	$1,042	$976
Auto-Loans	—	—	6	6	—	—	—	—	—	—	6	6
Student Loans	10	9	53	48	—	—	—	—	—	—	63	57
Credit Card loans	—	—	—	—	2	1	—	—	—	—	2	1
Other Loans	37	30	1	1	86	76	172	153	—	—	296	260
Total(1)	$97	$87	$307	$291	$746	$693	$244	$219	$15	$10	$1,409	$1,300
(1) Excludes subprime other asset backed securities

As of December 31, 2023, 87.1% and 12.3% of Other ABS investments were designated as NAIC-1 and NAIC-2, respectively. As of December 31, 2022, 82.7% and 16.8% of Other ABS investments were designated as NAIC-1 and NAIC-2, respectively.

Mortgage Loans on Real Estate

As of December 31, 2023 and 2022, our mortgage loans on real estate portfolio had a weighted average DSC of 1.84 and 1.81 times, respectively, and a weighted average LTV ratio of 46.0% and 46.6%, respectively. See the Investments Note and Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information on mortgage loans on real estate.

Impairments

We evaluate available-for-sale fixed maturities for impairment on a regular basis. The assessment of whether impairments have occurred is based on a case-by-case evaluation of the underlying reasons for the decline in estimated fair value. See the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for the policy used to evaluate whether the investments are impaired. See the Investments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information on impairment.

Derivatives

We use derivatives for a variety of hedging purposes. We also have embedded derivatives within fixed maturities instruments and certain product features. See the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information.

European Exposures

We quantify and allocate our exposure to the region by attempting to identify aspects of the region or country risk to which we are exposed. Among the factors we consider are the nationality of the issuer, the nationality of the issuer's ultimate parent, the corporate and economic relationship between the issuer and its parent, as well as the political, legal and economic environment in which each functions. By undertaking this assessment, we believe that we develop a more accurate assessment of the actual geographic risk, with a more integrated understanding of contributing factors to the full risk profile of the issuer.

In the normal course of our ongoing risk and portfolio management process, we closely monitor compliance with a credit limit hierarchy designed to minimize overly concentrated risk exposures by geography, sector and issuer. This framework takes into account various factors such as internal and external ratings, capital efficiency and liquidity and is overseen by a combination of Investment and Corporate Risk Management, as well as insurance portfolio managers focused specifically on managing the investment risk embedded in our portfolio.

While economic conditions in Europe have broadly improved, geopolitical tensions emanating from the Russia-Ukraine conflict remain a notable tail risk. Despite signs of economic improvement in the region, we continue to closely monitor our exposure to the region.

As of December 31, 2023, the Company's total European exposure had an amortized cost and fair value of $2.1 billion and $2.0 billion, respectively. Some of the major country level exposures were in the United Kingdom of $0.9 billion, in The Netherlands of $204 million, in Belgium of $38 million, in France of $194 million, in Germany of $138 million, in Switzerland of $92 million, and in Ireland of $63 million. Our direct exposure in Eastern Europe is comparatively small, with only $1 million of exposure in Russia and none in Ukraine or Belarus.

Liquidity and Capital Resources

Liquidity refers to our ability to access sufficient sources of cash to meet the requirements of our operating, investing and financing activities. Capital refers to our long-term financial resources available to support business operations and future growth. Our ability to generate and maintain sufficient liquidity and capital depends on the profitability of the businesses, timing of cash flows on investments and products, general economic conditions and access to the capital markets and the other sources of liquidity and capital described herein.

The following discussion presents a review of our sources and uses of liquidity and capital. This discussion should be read in its entirety and in conjunction with the Off-Balance Sheet Arrangements and Aggregate Contractual Obligations table included further below.

Liquidity Management

Our principal available sources of liquidity are product charges, investment income, proceeds from the maturity and sale of investments, proceeds from debt issuance and borrowing facilities, repurchase agreements, contract deposits, securities lending and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases and contract maturities, withdrawals and surrenders and payment of dividends.

Our liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents and short-term investments. As part of the liquidity management process, different scenarios are modeled to determine whether existing assets are adequate to meet projected cash flows. Key variables in the modeling process include interest rates, equity market movements, quantity and type of interest and equity market hedges, anticipated contract owner behavior, market value of the general account assets, variable separate account performance and implications of rating agency actions.

The fixed account liabilities are supported by a general account portfolio, principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the fixed account considers the assets available-for-sale. This strategy enables us to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook and other relevant factors. The objective of portfolio management is to maximize returns, taking into account interest rate and credit risk, as well as other risks. Our asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, we use derivative instruments to manage these risks. Our derivative counterparties are of high credit quality.

Liquidity and Capital Resources

Additional sources of liquidity include borrowing facilities to meet short-term cash requirements that arise in the ordinary course of business. We maintain the following agreements:

•A reciprocal loan agreement with Voya Financial, Inc., an affiliate, whereby either party can borrow from the other up to 3.0% of VRIAC's statutory admitted assets as of the prior December 31. As of December 31, 2023, VRIAC had $295 million outstanding receivable and VIPS had a $31 million outstanding payable. As of December 31, 2022, we had no outstanding receivable and VIPS had a $31 million outstanding payable from/to Voya Financial, Inc. under the reciprocal loan agreement. We and Voya Financial, Inc. continue to maintain the reciprocal loan agreement and future borrowings by either party will be subject to the reciprocal loan terms summarized above. Interest on any borrowing by either the Company or Voya Financial, Inc. is charged at a rate based on the prevailing market rate for similar third-party borrowings or securities.

•We hold approximately 47.0% of our assets in marketable securities. These assets include cash, U.S. Treasuries, Agencies, Corporate Bonds, ABS, CMBS and collateralized mortgage obligations ("CMO") and Equity securities. In the event of a temporary liquidity need, cash may be raised by entering into repurchase agreements, dollar rolls or security lending agreements by temporarily lending securities and receiving cash collateral. Under our Liquidity Plan, up to 12.0% of our general account statutory admitted assets may be allocated to repurchase, securities lending and dollar roll programs. At the time a temporary cash need arises, the actual percentage of admitted assets available for repurchase transactions will depend upon outstanding allocations to the three programs. As of December 31, 2023, VRIAC had securities lending collateral assets of $499 million, which represents approximately 0.4% of its general account statutory admitted assets. As of December 31, 2022, VRIAC had securities lending collateral assets of $615 million, which represents approximately 0.6% of its general account statutory admitted assets.

Management believes that our sources of liquidity are adequate to meet our short-term cash obligations.

Capital Contributions and Dividends

See the Capital Contributions, Dividends and Statutory Information Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on 10-K for information on capital contributions and dividends.

Collateral

See the Derivatives Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on 10-K for information on collateral for derivatives.

Ratings

Our access to funding and our related cost of borrowing, collateral requirements for derivatives instruments and the attractiveness of certain of our products to customers are affected by our credit ratings and insurance financial strength ratings, which are periodically reviewed by the rating agencies. Financial strength ratings and credit ratings are important factors affecting public confidence in an insurer and its competitive position in marketing products. Credit ratings are also important to our ability to raise capital through the issuance of debt and for the cost of such financing.

A downgrade in our credit ratings or the credit or financial strength ratings of our Parent or rated affiliates could have a material adverse effect on our results of operations and financial condition. See A downgrade or a potential downgrade in our financial strength or credit ratings could result in a loss of business and adversely affect our results of operations and financial condition in Risk Factors in Part I, Item 1A. of this Annual Report on Form 10-K.

Financial strength ratings represent the opinions of rating agencies regarding the financial ability of an insurance company to meet its obligations under an insurance policy. Credit ratings represent the opinions of rating agencies regarding an entity's ability to repay its indebtedness. These ratings are not a recommendation to buy or hold any of our securities and they may be revised or revoked at any time at the sole discretion of the rating organization.

Our financial strength and credit ratings as of the date of this Annual Report on Form 10-K are summarized in the following table.

Company	Fitch	Moody's	S&P
Voya Retirement Insurance and Annuity Company
Financial Strength Rating	A	A2	A+

Rating Agency	Financial Strength Rating Scale
Fitch(1)	"AAA" to "C"
Moody's(2)	"Aaa" to "C"
S&P(3)	"AAA" to "R"
(1) Fitch's financial strength ratings for insurance companies range from "AAA (exceptionally strong)" to "C (distressed)." Long-term credit ratings range from "AAA (highest credit quality)," which denotes exceptionally strong capacity for timely payment of financial commitments, to "D (default)."
(2) Moody’s financial strength ratings for insurance companies range from "Aaa (exceptional)" to "C (lowest)." Numeric modifiers are used to refer to the ranking within the group with 1 being the highest and 3 being the lowest. These modifiers are used to indicate relative strength within a category. Long-term credit ratings range from "Aaa (highest)" to "C (default)."
(3) S&P's financial strength ratings for insurance companies range from "AAA (extremely strong)" to "D (default)." Long-term credit ratings range from "AAA (extremely strong)" to "D (default)."

Rating agencies use an "outlook" statement for both industry sectors and individual companies. For an industry sector, a stable outlook generally implies that over the next 12 to 18 months the rating agency expects ratings to remain unchanged among companies in the sector. For a particular company, an outlook generally indicates a medium or long-term trend in credit fundamentals, which if continued, may lead to a rating change. In December 2023, Moody’s confirmed its outlook for the U.S. life insurance sector as stable. Also, in November 2023, Fitch changed its outlook from neutral to improving for the North American life insurance sector.

Other Minimum Guarantees

Other variable annuity contracts contain minimum interest rate guarantees and allow the contract holder to select either the market value of the account or the book value of the account at termination. The book value of the account is equal to deposits plus interest, less any withdrawals. Under the terms of the contract, the book value settlement is paid out over time. These guarantees are offered in our stabilizer and managed custody guarantee products.

Reinsurance

We reinsure our business through a diversified group of well-capitalized, highly rated reinsurers. However, we remain liable to the extent our reinsurers do not meet their obligations under the reinsurance agreements. We monitor trends in arbitration and any litigation outcomes with our reinsurers. Collectability of reinsurance balances is evaluated by monitoring ratings and evaluating the financial strength of our reinsurers. Large reinsurance recoverable balances are collateralized through secured trusts. For additional information regarding our reinsurance recoverable balances, see the Reinsurance Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Derivatives

We use derivatives for a variety of hedging purposes. We also have embedded derivatives within fixed maturities instruments and certain product features. See the Business, Basis of Presentation and Significant Accounting Policies Note and Derivative Financial Instruments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information.

Off-Balance Sheet Arrangements and Aggregate Contractual Obligations

As of December 31, 2023, the following table presents our on- and off- balance sheet contractual obligations due in various periods. The payments reflected in this table are based on our estimates and assumptions about these obligations. Because these estimates and assumptions are necessarily subjective, the actual cash outflows in future periods will vary, possibly materially, from those presented in the table.

($ in millions)	Payments Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Purchase obligations(1)	$745	$737	$8	$—	$—
Reserves for insurance obligations(2)(3)	34,425	3,105	4,788	4,813	21,719
Retirement and other plans(4)	49	6	10	10	23
Short-term and long-term debt obligations(5)	33	32	1	—	—
Securities lending and collateral held(6)	873	873	—	—	—
Total	$36,125	$4,753	$4,807	$4,823	$21,742
(1) Purchase obligations consist primarily of outstanding commitments under limited partnerships that may occur any time within the terms of the partnership and private loans. The exact timing, however, of funding these commitments related to partnerships and private loans cannot be estimated. Therefore, the total amount of the commitments related to partnerships and private loans is included in the category "Less than 1 Year."
(2) Reserves for insurance obligations consist of amounts required to meet our future obligations for future policy benefits and contract owner account balances. Amounts presented in the table represent estimated cash payments under such contracts, including significant assumptions related to the receipt of future premiums, mortality, morbidity, lapse, renewal, retirement, disability and annuitization comparable with actual experience. These assumptions also include market growth and interest crediting assumptions. Estimated cash payments are undiscounted for the time value of money. Accordingly, the sum of cash flows presented of $34.4 billion significantly exceeds the sum of Future policy benefits and Contract owner account balances of $30.6 billion recorded on our Consolidated Balance Sheets as of December 31, 2023. Estimated cash payments are also presented gross of reinsurance. Due to the significance of the assumptions used, the amounts presented could materially differ from actual results.
(3) Contractual obligations related to certain closed blocks that were divested through reinsurance to third parties with reserves in the amount of $1.0 billion, have been excluded from the table. Although we are not relieved of our legal liability to the contract holder for these closed blocks, third-party collateral of $1.1 billion has been provided for the payment of the related insurance obligations. The sufficiency of collateral held for any individual block may vary.
(4) Includes estimated benefit payments under our non-qualified pension plans, and estimated benefit payments under our other postretirement benefit plans.
(5) The estimated payments due by period from long-term debt reflects the contractual maturities of principal, as well as estimated future interest payments. See the Financing Agreements Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.
(6) Securities loaned and collateral held represent the liability to return collateral received from counterparties under securities lending agreements, OTC derivative and cleared derivative contracts. Securities lending agreements include provisions which permit us to call back securities with minimal notice and accordingly, the payable is classified as having a term of less than 1 year. Additionally, Securities lending agreements and collateral held include off-balance sheet non-cash collateral of $171 million and $10 million, respectively.

Securities Pledged

See the Business, Basis of Presentation and Significant Accounting Policies Note and the Investments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on Form 10-K for further information on our securities lending program.

FHLB

We are a member of the Federal Home Loan Bank of Boston (“FHLB of Boston”). We are required to pledge collateral to back funding agreements issued to the FHLB. We have the ability to obtain funding from the FHLB based on a percentage of the value of our assets and subject to the availability of eligible collateral. Collateral is pledged based on the outstanding balances of FHLB funding agreements. The limit for the program is up to an amount that corresponds to the lending value of assets that can be pledged to the FHLB of Boston, which is limited to 5% of the admitted assets of VRIAC on a statutory basis. The lending value of assets varies based on the type, rating and maturity of the collateral posted to the FHLB. Generally, mortgage securities, commercial real estate and U.S. treasury securities are pledged to the FHLBs. Market value fluctuations resulting from changes in interest rates, spreads and other risk factors for each type of assets are monitored and additional collateral is either pledged or released as needed.

As of December 31, 2023, we had $671 million in non-putable FHLB funding agreements, which are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. As of December 31, 2023, we had assets with a market value of approximately $1,205 million, which collateralized the FHLB funding agreements. As of December 31, 2023, our available collateral lending value was approximately $1.6 billion for VRIAC.

Statutory Capital and Risk-Based Capital

The Connecticut Insurance Department (the "Department") recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Connecticut Insurance Law. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of Connecticut.
We are subject to minimum risk-based capital ("RBC") requirements established by the Department. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital ("TAC"), as defined by the NAIC, to RBC requirements, as defined by the NAIC.

For information regarding our statutory capital and surplus, see the Capital Contributions, Dividends and Statutory Information Note in our Consolidated Financial Statements in Part II, Item 8. in this Annual Report on Form 10-K.

Contingencies

For information regarding contingencies related to legal proceedings, regulatory matters and other contingencies involving us, see the Commitments and Contingencies Note in our Consolidated Financial Statements in Part II, Item 8. in this Annual Report on Form 10-K.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk

Market risk is the risk that our consolidated financial position and results of operations will be affected by fluctuations in the value of financial instruments. We have significant holdings in financial instruments and are naturally exposed to a variety of market risks. The main market risks we are exposed to include interest rate risk, equity market price risk and credit risk. We do not have material market risk exposure to "trading" activities in our Consolidated Financial Statements.

Risk Management

As a financial services company offering retirement products and services, taking measured risks is part of our business. As part of our effort to ensure measured risk taking, we have integrated risk management in our daily business activities and strategic planning.

We place a high priority on risk management and risk control. We have comprehensive risk management and control procedures in place, which are integrated with our affiliates. We have established an integrated risk management function together with our affiliates with responsibility for the formulation of our risk appetite, strategies, policies and limits. The risk management function is also responsible for monitoring our overall market risk exposures and provides review, oversight and support functions on risk-related issues.

Our risk appetite is aligned with how our business is managed and anticipates future regulatory developments. In particular, our risk appetite is aligned with regulatory capital requirements as well as metrics that are aligned with various ratings agency models.

Our risk governance and control systems enable us to identify, control, monitor and aggregate risks and provide assurance that risks are being measured, monitored and reported adequately and effectively. To promote measured risk taking, we have integrated risk management with our business activities and strategic planning.

We have implemented several limit structures to manage risk. Examples include, but are not limited to, the following:

•At-risk limits on sensitivities of earnings and regulatory capital;
•Duration mismatch limits;
•Liquidity limits;
•Credit risk limits;
•Mortality concentration limits;
•Catastrophe and mortality exposure retention limits for our insurance risk; and
•Investment and derivative guidelines.

We are also subject to cash flow stress testing pursuant to regulatory requirements. This analysis measures the effect of changes in interest rate assumptions on asset and liability cash flows. The analysis includes the effects of:

•the timing and amount of redemptions and prepayments in our asset portfolio;
•our derivative portfolio;
•death benefits and other claims payable under the terms of our insurance products;
•lapses and surrenders in our insurance products;
•minimum interest guarantees in our insurance products; and
•book value guarantees in our insurance products.

We evaluate any shortfalls that our cash flow testing reveals and if needed increase statutory reserves or adjust portfolio management strategies.

Derivatives are financial instruments for which values are derived from interest rates, foreign currency exchange rates, financial indices, or other prices of securities or commodities. Under U.S. insurance statutes, we may use derivatives to hedge market values or cash flows of assets or liabilities; to replicate cash market instruments; and for certain limited income generating activities. We are generally prohibited from using derivatives for speculative purposes. References below to hedging and hedge programs refer to our process of reducing exposure to various risks. This does not mean that the process necessarily results in hedge accounting treatment for the respective derivative instruments. See the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for information regarding the Company's hedge accounting policies.

Market Risk Related to Interest Rates

We define interest rate risk as the risk of an economic loss due to adverse changes in interest rates. This risk arises from our holdings in interest sensitive assets and liabilities, primarily as a result of investing life insurance premiums, fixed annuity and guaranteed investment contract deposits received in interest-sensitive assets and carrying these funds as interest-sensitive liabilities. In a rising interest rate environment, we are exposed to the risk of financial disintermediation through a potential increase in the level of book value surrenders on certain stable value contracts. Conversely, a steady increase in interest rates would tend to improve financial results due to reduced hedging costs, lower costs of guaranteed benefits and improvement to fixed margins.

We use product design, pricing and asset/liability management ("ALM") strategies to reduce the adverse effects of interest rate movement. Product design and pricing strategies can include the use of surrender charges, withdrawal restrictions and the ability to reset credited interest rates. ALM strategies can include the use of derivatives and duration and convexity mismatch limits. See The level of interest rates may adversely affect our profitability, particularly during a period of rapidly increasing interest rates or in the event of a recurrence of a low interest rate environment in Risk Factors, Part I, Item 1A. of this Annual Report on Form 10-K. See the Derivative Financial Instruments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for information regarding derivative strategies on our material derivative types.

We assess interest rate exposures for financial assets, liabilities and derivatives using hypothetical test scenarios that assume either increasing or decreasing 100 basis point parallel shifts in the yield curve. The following table summarizes the net estimated potential change in fair value from hypothetical 100 basis point upward and downward shifts in interest rates as of December 31, 2023. In calculating these amounts, we exclude gains and losses on separate account fixed income securities related to products for which the investment risk is borne primarily by the separate account contract holder rather than by us. While the test scenarios are for illustrative purposes only and do not reflect our expectations regarding future interest rates or the performance of fixed-income markets, they are a near-term, reasonably possible hypothetical change that illustrates the potential impact of such events. These tests do not measure the change in value that could result from non-parallel shifts in the yield curve. As a result, the actual change in fair value from a 100 basis point change in interest rates could be different from that indicated by these calculations.

	As of December 31, 2023
			Hypothetical Change in Fair Value(2)
($ in millions)	Notional	Fair Value(1)	+ 100 Basis Points Yield Curve Shift	- 100 Basis Points Yield Curve Shift
Financial assets with interest rate risk:
Fixed maturities, including securities pledged	$—	$20,839	$(1,284)	$1,431
Mortgage loans on real estate	—	3,829	(122)	132
Derivatives:
Interest rate contracts	11,135	(104)	140	(164)
Financial liabilities with interest rate risk:
Investment contracts:
Funding agreements without fixed maturities and deferred annuities(3)	—	28,954	(1,428)	1,555
Funding agreements with fixed maturities	—	672	(1)	1
Supplementary contracts, immediate annuities and other	—	192	(3)	4
Stabilizer and MCGs	—	9	11	12
(1)    Separate account assets and liabilities which are interest sensitive are not included herein as any interest rate risk is borne by the holder of the separate account.
(2)    (Decreases) in assets or (decreases) in liabilities are presented in parentheses. Increases in assets or increases in liabilities are presented without parentheses.
(3)    Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within Stabilizer and MCGs.

Market Risk Related to Equity Market Prices

We assess equity risk exposures for financial assets, liabilities and derivatives using hypothetical test scenarios that assume either an increase or decrease of 10% in all equity market benchmark levels. The following table presents the net estimated potential change in fair value from an instantaneous increase and decrease in all equity market benchmark levels of 10% as of December 31, 2023. In calculating these amounts, we exclude gains and losses on separate account equity securities related to products for which the investment risk is borne primarily by the separate account contract holder rather than by us. While the test scenarios are for illustrative purposes only and do not reflect our expectations regarding the future performance of equity markets, they are near-term, reasonably possible hypothetical changes that illustrate the potential impact of such events. These scenarios consider only the direct effect on fair value of declines in equity benchmark market levels and not changes in asset-based fees recognized as revenue or changes in any other assumptions such as market volatility or mortality, utilization or persistency rates in insurance contracts. In addition, these scenarios do not reflect the effect of basis risk, such as potential differences in the performance of the investment funds underlying the variable annuity products relative to the equity market benchmark we use as a basis for developing our hedging strategy. The impact of basis risk could result in larger differences between the change in fair value of the equity-based derivatives and the related living benefit features, in comparison to the hypothetical test scenarios.

	As of December 31, 2023
			Hypothetical Change in Fair Value(1)
($ in millions)	Notional	Fair Value	+ 10% Equity Shock	-10% Equity Shock
Financial assets with equity market risk:
Equity securities, at fair value		$65	$6	$(6)
Limited partnerships/corporations		1,046	63	(63)
(1) (Decreases) in assets are presented in parentheses and increase in assets are presented without parentheses.

Market Risk Related to Credit Risk

Credit risk is primarily embedded in the general account portfolio. The carrying value of our fixed maturity, including securities pledged, and equity portfolio totaled $20.9 billion and $22 billion as of December 31, 2023 and 2022, respectively. Our credit risk materializes primarily as impairment losses or credit related trading losses. We are exposed to occasional cyclical economic downturns, during which impairment losses may be significantly higher than the long-term historical average. This is offset by years where we expect the actual impairment losses to be substantially lower than the long-term average.

Credit risk in the portfolio can also materialize as increased capital requirements caused by rating down-grades. The effect of rating migration on our capital requirements is also dependent on the economic cycle and increased asset impairment levels may go hand in hand with increased asset related capital requirements.

We manage the risk of default and rating migration by applying disciplined credit evaluation and underwriting standards and prudently limiting allocations to lower quality, higher risk investments. In addition, we diversify our exposure by issuer and country, using rating based issuer and country limits, as well as by industry segment, using specific investment constraints. Limit compliance is monitored on a daily, monthly, or quarterly basis. Limit violations are reported to senior management and we are actively involved in decisions around curing such limit violations.

We also have credit risk related to the ability of our derivatives and reinsurance counterparties to honor their obligations to pay the contract amounts under various agreements. In order to minimize the risk of credit loss on such contracts, we diversify our exposures among several counterparties and limit the amount of exposure to each based on credit rating. For most counterparties, we have collateral agreements in place that would substantially limit our credit losses in case of a counterparty default. We also generally limit our selection of counterparties that we do new transactions with to those with an "A-" credit rating or above. When exceptions are made to that principle, we ensure that we obtain collateral to mitigate our risk of loss. For derivatives counterparty risk exposures (which includes reverse repurchase and securities lending transactions), we measure and monitor our risks on a market value basis daily.

Item 8.    Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Directors of Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Voya Retirement Insurance and Annuity Company (the Company) as of December 31, 2023 and 2022, the related consolidated statements of operations, comprehensive income, changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes and financial statement schedules listed in the Index at Item 15(a) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in conformity with U.S. generally accepted accounting principles.

Adoption of ASU No. 2018-12
As discussed in Note 1 to the consolidated financial statements, the Company changed its method for accounting for long-duration contracts in each of the three years in the period ended December 31, 2023 due to the adoption of ASU No. 2018-12, Financial Services – Insurance (Topic 944), Targeted Improvements to the Accounting for Long Duration Contracts. Our opinion is not modified with respect to this matter.

Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to those charged with governance and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which they relate.

Valuation of investments in securities
Description of the Matter	A subset of the Company’s $18.7 billion fixed-income securities portfolio exhibits higher estimation uncertainty when determining fair value. The fixed-income securities are classified as available-for sale and, accordingly, are carried at fair value in the consolidated statements of financial position. As discussed in Note 4 of the consolidated financial statements, for certain securities, the Company obtains fair values from independent broker quotes which exhibit higher estimation uncertainty. In addition, the Company uses a matrix-based pricing model that includes several assumptions (i.e., current corporate spreads and credit quality of the issuer) which creates higher estimation uncertainty.

Auditing the fair value of securities that exhibit higher estimation uncertainty was especially challenging because determining the fair value is complex and highly judgmental and involves using inputs and assumptions that are not directly observable in the market.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design, and tested the operating effectiveness of controls over management’s valuation process for the securities that exhibit higher estimation uncertainty. This included, among others, controls related to the review and approval of fair values obtained from independent broker quotes, and controls over the review and approval of fair values determined using the matrix-based pricing model, including the inputs and assumptions used.

To test the fair value of investments with higher estimation uncertainty priced using either matrix-based pricing model or independent broker quotes, our audit procedures included, among others, utilizing valuation specialists to perform procedures which included independently calculating a reasonable range of fair values for a sample of securities exhibiting higher estimation uncertainty, using a cash flow model with cash flow and yield assumptions based on independently obtained information, or transaction data for similar securities when available. We compared these ranges to management’s estimates of fair value for the selected securities.

/s/ Ernst & Young LLP
We have served as the Company's auditor since 2001.
San Antonio, Texas
March 7, 2024

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2023 and 2022
(In millions, except share and per share data)

	As of December 31,
	2023	2022

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $20,496 and $22,218 as of 2023 and 2022, respectively; net of allowance for credit losses of $14 and $7 as of 2023 and 2022, respectively)	$18,713	$19,772
Fixed maturities, at fair value using the fair value option	1,328	1,255
Equity securities, at fair value	65	133
Short-term investments	86	248
Mortgage loans on real estate (net of allowance for credit losses of $22 and $ 14 as of 2023 and 2022, respectively)	4,026	4,213
Policy loans	161	159
Limited partnerships/corporations	1,046	1,043
Derivatives	213	322
Securities pledged (amortized cost of $855 and $894 as of 2023 and 2022, respectively)	798	792
Other investments	88	132
Total investments	26,524	28,069
Cash and cash equivalents	186	220
Short-term investments under securities loan agreements, including collateral delivered	789	939
Accrued investment income	283	289
Premiums receivable and reinsurance recoverable (net of allowance for credit losses of $0 as of 2023 and 2022)	2,899	3,032
Deferred policy acquisition costs and Value of business acquired	920	938
Deferred income taxes	633	774
Other assets (net of allowance for credit loss of $0 as of 2023 and 2022)	1,726	1,681
Assets held in separate accounts	90,282	77,639
Total assets	$124,242	$113,581
The accompanying notes are an integral part of these Consolidated Financial Statements.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2023 and 2022
(In millions, except share and per share data)

	As of December 31,
	2023	2022
Liabilities:
Future policy benefits and contract owner account balances	$30,577	$32,942
Payables under securities loan agreements, including collateral held	692	921
Due to affiliates	173	134
Derivatives	299	331
Other liabilities	679	687
Liabilities related to separate accounts	90,282	77,639
Total liabilities	$122,702	$112,654

Commitments and Contingencies (Note 15)

Shareholder's equity:
Common stock ($50 par value per share, 100,000 shares authorized, 55,000 issued and outstanding as of 2023 and 2022;)	3	3
Additional paid-in capital	2,770	2,778
Accumulated other comprehensive income (loss)	(1,531)	(2,067)
Retained earnings (deficit)	298	213
Total shareholder's equity	1,540	927
Total liabilities and shareholder's equity	$124,242	$113,581
The accompanying notes are an integral part of these Consolidated Financial Statements.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Operations
For the Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Year Ended December 31,
	2023	2022	2021
Revenues:
Net investment income	$1,523	$1,619	$1,949
Fee income	993	979	1,088
Premiums	29	16	(2,450)
Net gains (losses)	(134)	(429)	166
Other revenue	18	41	40
Total revenues	2,429	2,226	793
Benefits and expenses:
Interest credited and other benefits to contract owners/policyholders	817	730	(1,485)
Operating expenses	1,133	1,132	1,214
Net amortization of Deferred policy acquisition costs and Value of business acquired	76	81	112
Interest expense	3	1	—
Total benefits and expenses	2,029	1,944	(159)
Income (loss) before income taxes	400	282	952
Income tax expense (benefit)	13	(51)	156
Net income (loss)	$387	$333	$796
The accompanying notes are an integral part of these Consolidated Financial Statements.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Comprehensive Income
For the Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Year Ended December 31,
	2023	2022	2021
Net income (loss)	$387	$333	$796
Other comprehensive income (loss), before tax:
Change in current discount rate	16	41	39
Unrealized gains (losses) on securities	661	(4,635)	(1,303)
Other comprehensive income (loss), before tax	677	(4,594)	(1,264)
Income tax expense (benefit) related to items of other comprehensive income (loss)	141	(965)	(265)
Other comprehensive income (loss), after tax	536	(3,629)	(999)
Comprehensive income (loss)	$923	$(3,296)	$(203)
The accompanying notes are an integral part of these Consolidated Financial Statements.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Changes in Shareholder's Equity
For the Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total Shareholder's Equity
Balance at January 1, 2021	$3	$2,873	$1,882	$139	$4,897
Adjustment for adoption of ASU 2018-12	—	—	679	(58)	621
Comprehensive income (loss):
Net income (loss)	—	—	—	796	796
Other comprehensive income (loss), after tax	—	—	(999)	—	(999)
Total comprehensive income (loss)					(203)
Dividends paid and distributions of capital	—	318	—	(553)	(235)
Balance as of December 31, 2021	3	3,191	1,562	324	5,080
Comprehensive income (loss):
Net income (loss)	—	—	—	333	333
Other comprehensive income (loss), after tax	—	—	(3,629)	—	(3,629)
Total comprehensive income (loss)					(3,296)
Dividends paid and distributions of capital	—	(413)	—	(444)	(857)
Balance as of December 31, 2022	3	2,778	(2,067)	213	927
Comprehensive income (loss):
Net income (loss)	—	—	—	387	387
Other comprehensive income (loss), after tax	—	—	536		536
Total comprehensive income (loss)					923
Dividends paid and distributions of capital	—	(8)	—	(302)	(310)
Balance as of December 31, 2023	$3	$2,770	$(1,531)	$298	$1,540
The accompanying notes are an integral part of these Consolidated Financial Statements.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Year Ended December 31,
	2023	2022	2021
Cash Flows from Operating Activities:
Net income (loss)	$387	$333	$796
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred income tax (benefit) expense	(1)	(50)	200
Net (gains) losses	134	429	(166)
(Gains) losses on limited partnerships/corporations	29	34	(147)
Changes in operating assets and liabilities:
Deferred policy acquisition costs, value of business acquired and sales inducements, net	17	23	54
Premiums receivable and reinsurance recoverable	205	200	(228)
Other receivables and asset accruals	4	9	10
Future policy benefits, claims reserves and interest credited	538	449	492
Due to/from affiliates	30	48	33
Other payables and accruals	(25)	(147)	447
Other, net	2	(13)	(27)
Net cash provided by operating activities	1,320	1,315	1,464
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	$4,781	$5,351	$4,865
Equity securities	64	5	158
Mortgage loans on real estate	451	597	606
Limited partnerships/corporations	102	82	318
Acquisition of:
Fixed maturities	(3,191)	(6,084)	(5,776)
Equity securities	—	—	(178)
Mortgage loans on real estate	(296)	(588)	(690)
Limited partnerships/corporations	(113)	(179)	(238)
Short-term investments, net	162	(248)	15
Derivatives, net	65	264	(54)
Short-term loan to affiliate, net	(295)	130	523
Receipts on deposit asset contracts	240	119	70
Other, net	(36)	7	(50)
Net cash provided by (used in) investing activities	1,934	(544)	(431)
Cash Flows from Financing Activities:
Deposits received for investment contracts	$1,559	$4,388	$4,281
Maturities and withdrawals from investment contracts	(4,536)	(4,530)	(4,718)
Dividends paid and distributions of capital	(310)	(857)	(552)
Capital contribution from parent	—	—	20
Other, net	(1)	12	12
Net cash (used in) financing activities	(3,288)	(987)	(957)
Net increase (decrease) in cash and cash equivalents	(34)	(216)	76
Cash and cash equivalents, beginning of period	220	436	360
Cash and cash equivalents, end of period	$186	$220	$436

Supplemental disclosure of cash flow information:
Income taxes paid (received), net	$(6)	$46	$(92)
Noncash capital contribution from parent	—	—	298
The accompanying notes are an integral part of these Consolidated Financial Statements.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

1.    Business, Basis of Presentation and Significant Accounting Policies

Business

Voya Retirement Insurance and Annuity Company ("VRIAC") is a stock life insurance company domiciled in the State of Connecticut. VRIAC and its wholly owned subsidiaries (collectively, the "Company") provide financial products and services in the United States.  VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

VRIAC is a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc. ("Voya Financial").

The Company derives its revenue mainly from (a) Investment income earned on investments, (b) Fee income generated from separate account assets supporting variable options under variable annuity contract investments, as designated by contract owners, (c) Premiums, (d) Net gains (losses) on investments and changes in fair value of embedded derivatives on product guarantees, and (e) Other revenue which includes certain other fees. The Company's benefits and expenses primarily consist of (a) Interest credited and other benefits to contract owners/policyholders, (b) Operating expenses, which include expenses related to the selling and servicing of the various products offered by the Company and other general business expenses, and (c) Amortization of Deferred acquisition costs ("DAC") and Value of business acquired ("VOBA"). In addition, the Company collects broker-dealer commission revenues through Voya Financial Partners, LLC ("VFP"), which are, in turn, paid to broker-dealers and expensed.

The Company offers qualified and non-qualified annuity contracts that include a variety of funding and payout options for individuals and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408, 457 and 501, as well as non-qualified deferred compensation plans and related services. The Company's products are offered primarily to public and private school systems, higher education institutions, hospitals and healthcare facilities, not-for-profit organizations, state and local governments, small to mid-sized corporations and individuals. The Company also provides stable value investment options, including separate account guaranteed investment contracts ("GICs") and synthetic GICs, to institutional clients. The Company's products are generally distributed through independent brokers and advisors, third-party administrators and consultants.

Products offered by the Company include deferred and immediate (i.e., payout) annuity contracts. The Company's products also include programs offered to qualified plans and non-qualified deferred compensation plans that package administrative and record-keeping services, participant education, and retirement readiness planning tools along with a variety of investment options, including proprietary and non-proprietary mutual funds and variable and fixed investment options. In addition, the Company offers wrapper agreements entered into with retirement plans, which contain certain benefit responsive guarantees (i.e., guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with the Company. Stable value products are also provided to institutional plan sponsors where the Company may or may not be providing other employer sponsored products and services.

The Company has one operating segment.

Impairment of Long-lived Assets

The carrying value of long-lived assets is reviewed for impairment on an annual basis or when events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. An impairment loss is recognized whenever the carrying amount of an asset exceeds its estimated fair value. The amount of the impairment loss is calculated as the excess of the asset’s carrying value over its fair value. During the second quarter of 2022, the Company had a triggering event related to a decrease in the market price of its office building. Consequently, the Company determined its fair value, based on an appraisal, to be lower than its carrying value. As a result, the Company recognized an impairment loss of $32, which is included in Operating expenses in the Consolidated Statements of Operations for the year ended December 31, 2022.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Basis of Presentation

The accompanying Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

The Consolidated Financial Statements include the accounts of VRIAC and its wholly owned subsidiaries, VFP, Voya Institutional Plan Services, LLC ("VIPS"), and Voya Retirement Advisors, LLC ("VRA"). Intercompany transactions and balances have been eliminated.

On January 1, 2023, the Company adopted Accounting Standard Update (“ASU”) 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12"), under the modified retrospective adoption method. ASU 2018-12 provided new authoritative guidance impacting the accounting and disclosure requirements for long-duration insurance and investment contracts issued by the Company. The Consolidated Financial Statements are presented under the new guidance for reporting periods beginning January 1, 2021. See “Adoption of New Pronouncements” below for additional information regarding this adoption and the transition impacts recorded as of January 1, 2021. See "Significant Accounting Policies" below for additional details regarding the key policy changes effected by this ASU and updated accounting policies resulting from the adoption of this ASU, including DAC and VOBA, Future Policy Benefits, and Reinsurance.

Significant Accounting Policies

Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates, and the differences may be material to the Consolidated Financial Statements.

The Company has identified the following accounts and policies as the most significant in that they involve a higher degree of judgment, are subject to a significant degree of variability or contain significant accounting estimates:

•Valuation of investments and derivatives;
•Investment impairments;
•Income taxes; and
•Contingencies.

Fair Value Measurement

The Company measures the fair value of its financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk, including the Company's own credit risk. The estimate of fair value is the price that would be received to sell an asset or transfer a liability ("exit price") in an orderly transaction between market participants in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. The Company uses a number of valuation sources to determine the fair values of its financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

Investments

The accounting policies for the Company's principal investments are as follows:

Fixed Maturities and Equity Securities: The Company measures its equity securities at fair value and recognizes any changes in fair value in net income.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company's fixed maturities are generally designated as available-for-sale. In addition, the Company has fixed maturities accounted for using the fair value option ("FVO"). Available-for-sale securities are reported at fair value and unrealized capital gains (losses) on these securities are recorded directly in Accumulated other comprehensive income ("AOCI") and presented net of Deferred income taxes. Trading securities are valued at fair value, with the changes in fair value recorded in Net gains (losses) and interest income recorded in Net investment income in the Consolidated Statements of Operations. In addition, certain fixed maturities have embedded derivatives, which are reported with the host contract on the Consolidated Balance Sheets.

Certain collateralized mortgage obligations ("CMOs"), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and valued at fair value with changes in the fair value recorded in Net gains (losses). Changes in fair value associated with derivatives purchased to hedge CMOs are also recorded in Net gains (losses).

Purchases and sales of fixed maturities and equity securities, excluding private placements, are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date. Investment gains and losses on sales of securities are generally determined on a first-in-first-out ("FIFO") basis.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Such dividends and interest income are recorded in Net investment income.

Included within fixed maturities are loan-backed securities, including residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single-class and multi-class mortgage-backed securities ("MBS") and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For prepayment-sensitive securities such as interest-only and principal-only strips, inverse floaters and credit-sensitive MBS and ABS securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other MBS and ABS, the effective yield is recalculated on a retrospective basis.

Short-term Investments: Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These investments are stated at fair value.

Mortgage Loans on Real Estate: The Company's mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, net of allowance for credit losses. Amortized cost is the principal balance outstanding, net of deferred loan fees and costs. Accrued interest receivable is reported in Accrued investment income on the Consolidated Balance Sheets.

Mortgage loans are evaluated by the Company's investment professionals, including an appraisal of loan-specific credit quality, property characteristics and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. The Company's review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt.

Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of debt type, capital market factors, and market vacancy rates, and loan-specific risk characteristics such as debt service coverage ratios (“DSC”), loan-to-value (“LTV”), collateral size, seniority of the loan, segmentation, and property types.

The allowance for credit losses is a valuation account that is deducted from the loans’ amortized cost basis to present the net amount expected to be collected on the loans. The change in the allowance for credit losses is recorded in Net gains (losses).

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Loans are written off against the allowance when management believes the uncollectability of a loan balance is confirmed. Expected recoveries do not exceed the aggregate of amounts previously written-off and expected to be written-off.

Mortgages are rated for the purpose of quantifying the level of risk. Those loans with higher risk are placed on a watch list and are closely monitored for collateral deficiency or other credit events that may lead to a potential loss of principal or interest. The Company defines delinquent mortgage loans consistent with industry practice as 60 days past due.

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow, number of days past due, or various other circumstances. Based on an assessment as to the collectability of the principal, a determination is made either to apply against the book value or apply according to the contractual terms of the loan. Funds recovered in excess of book value would then be applied to recover expenses, impairments, and then interest. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

For those mortgages that are determined to require foreclosure, expected credit losses are based on the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. Property obtained from foreclosed mortgage loans is recorded in Other investments on the Consolidated Balance Sheets.

Policy Loans: Policy loans are carried at an amount equal to the unpaid balance. Interest income on such loans is recorded as earned in Net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are collateralized by the cash surrender value of the associated insurance contracts. Any unpaid principal or interest on the loan is deducted from the account value or the death benefit prior to settlement of the policy.

Limited Partnerships/Corporations: The Company uses the equity method of accounting for investments in limited partnership interests, which consist primarily of private equity and hedge funds. Generally, the Company records its share of earnings using a lag methodology, relying on the most recent financial information available, typically not to exceed three months. The Company's earnings from limited partnership interests accounted for under the equity method are recorded in Net investment income.

Other Investments: Other investments are comprised primarily of the Company's investment in outstanding common stock of an affiliate, Voya Special Investments, Inc., which is accounted for as an equity method investment. Other investments also include Federal Home Loan Bank ("FHLB") stock and property obtained from foreclosed mortgage loans, as well as other miscellaneous investments. The Company is a member of the FHLB system and is required to own a certain amount of FHLB stock based on the level of borrowings and other factors. FHLB stock is carried at cost, classified as a restricted security and periodically evaluated for impairment based on ultimate recovery of par value.

Securities Pledged: The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The Company has the right to approve any institution with whom the lending agent transacts on its behalf. Initial collateral, primarily cash, is required at an agreed-upon percentage of the market value of the loaned securities. The lending agent retains the collateral and invests it in short-term liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss. See also Repurchase Agreements below.

Investment Impairments

The Company evaluates its available-for-sale investments quarterly to determine whether a decline in fair value below the amortized cost basis has resulted from credit loss or other factors. This evaluation process entails considerable judgment and estimation. Factors considered in this analysis include, but are not limited to, the extent to which the fair value has been less than amortized cost, the issuer's financial condition and near-term prospects, future economic conditions and market forecasts, interest rate changes and changes in ratings of the security. A severe unrealized loss position on a fixed maturity may not have any impact on (a) the ability of the issuer to service all scheduled interest and principal payments and (b) the evaluation of

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

When assessing the Company's intent to sell a security, or if it is more likely than not it will be required to sell a security before recovery of its amortized cost basis, management evaluates facts and circumstances such as, but not limited to, decisions to rebalance the investment portfolio and sales of investments to meet cash flow or capital needs.

When the Company has determined it has the intent to sell, or if it is more likely than not that the Company will be required to sell a security before recovery of its amortized cost basis, and the fair value has declined below amortized cost ("intent impairment"), the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in Net gains (losses) as impairments in the Consolidated Statements of Operations.

For available-for-sale securities that do not meet the intent impairment criteria but the Company has determined that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss allowance is recorded for the credit loss, limited by the amount that the fair value is less than the amortized cost basis. Any impairment that has not been recorded through an allowance for credit losses is recognized in Other comprehensive income (loss).

The Company uses the following methodology and significant inputs in determining whether a credit loss exists:

•When determining collectability and the period over which the value is expected to recover for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company applies the same considerations utilized in its overall impairment evaluation process, which incorporates information regarding the specific security, the industry and geographic area in which the issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from the Company's best estimates of likely scenario-based outcomes, after giving consideration to a variety of variables that includes, but is not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the unique features that apply to certain structured securities, such as subprime, Alt-A, non-agency RMBS, CMBS and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; loan-to-value ratios; debt service coverage ratios; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.
•When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, the Company considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process, which incorporates available information and the Company's best estimate of scenario-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates; and the overall macroeconomic conditions.
•The Company performs a discounted cash flow analysis comparing the current amortized cost of a security to the present value of future cash flows expected to be received, including estimated defaults and prepayments. The discount rate is generally the effective interest rate of the fixed maturity prior to impairment.

Changes in the allowance for credit losses are recorded in Net gains (losses) as impairments. Losses are charged against the allowance when the Company believes the uncollectability of an available-for-sale security is confirmed or when either of the criteria regarding intent or requirement to sell is met.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Accrued interest receivable on available-for-sale securities is excluded from the estimate of credit losses. The Company evaluates the collectability of accrued interest receivable as part of its quarterly impairment evaluation of available-for-sale investments. Losses are recorded in Net investment income when the Company believes the uncollectability of the accrued interest receivable is confirmed.

Derivatives

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk and market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement, which provides the Company with the legal right of offset. However, in accordance with the Chicago Mercantile Exchange ("CME") rules related to the variation margin payments, the Company is required to adjust the derivative balances with the variation margin payments related to its cleared derivatives executed through CME.

The Company enters into interest rate, equity market, credit default and currency contracts, including swaps, futures, forwards, caps, floors and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index or pool. The Company also utilizes options and futures on equity indices to reduce and manage risks associated with its annuity products. Derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value. Changes in the fair value of derivatives are recorded in Net gains (losses) in the Consolidated Statements of Operations. Gains (losses) and net investment income related to derivatives are reflected as adjustments to reconcile Net cash flows from operating activities, and the net cash activity from derivatives is reflected in Net cash flows from investing activities, in the Consolidated Statements of Cash Flows. Any noncash activity, to the extent it is material, is excluded and reflected in a noncash supplementary schedule related to investing and financing activities.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (a) a hedge of the exposure to changes in the estimated fair value of a recognized asset or liability or an identified portion thereof that is attributable to a particular risk ("fair value hedge") or (b) a hedge of a forecasted transaction or of the variability of cash flows that is attributable to interest rate risk to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

•Fair Value Hedge: For derivative instruments that are designated and qualify as a fair value hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is recorded in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.
•Cash Flow Hedge: For derivative instruments that are designated and qualify as a cash flow hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is reported as a component of AOCI. Those amounts are subsequently reclassified to earnings when the hedged item affects earnings, and are reported in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.

Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. The ineffective portion of a hedging relationship subject to hedge accounting is recognized in Net gains (losses).

When hedge accounting is discontinued because it is determined that the derivative is no longer expected to be highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with subsequent changes in estimated fair value recognized currently in Net gains (losses). The carrying value of the hedged asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

changes in estimated fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are released into the Consolidated Statements of Operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date, or within two months of that date, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with changes in estimated fair value recognized currently in Net gains (losses). Derivative gains and losses recorded in Other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in Net gains (losses).

The Company also has investments in certain fixed maturities and has issued certain annuity products that contain embedded derivatives for which fair value is at least partially determined by levels of or changes in domestic or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. Embedded derivatives within fixed maturities are included with the host contract on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Net gains (losses). Embedded derivatives within certain annuity products are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Net gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Cash and cash equivalents are stated at fair value.

Deferred Policy Acquisition Costs and Value of Business Acquired

DAC represents policy acquisition costs that have been capitalized and are subject to amortization. Capitalized costs are incremental, direct costs of contract acquisition and certain other costs related directly to successful acquisition activities. Such costs consist principally of commissions, underwriting, sales and contract issuance and processing expenses directly related to the successful acquisition of new and renewal business. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. VOBA represents the outstanding value of in-force business acquired and is subject to amortization. The value is based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition and increased for subsequent deferrable expenses on purchased policies. DAC/VOBA amortization is recorded in Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

Amortization Methodologies
The Company amortizes DAC/VOBA related to deferred annuity contracts on a constant level basis over the expected term of the related contracts. Contracts are grouped for amortization purposes by market type and issue year cohort using assumptions on a basis consistent with those used in estimating the associated liability or other related balance, where applicable.

The principal assumption deemed critical to the DAC/VOBA amortization is the estimated contract term, which incorporates mortality and persistency, and represents management’s best estimate of future outcome. The Company periodically reviews this assumption against actual experience and, based on additional information that becomes available, updates the assumption. Changes in contract term estimates are reflected prospectively in amortization expense as of the beginning of the reporting period in which the change is made.

VOBA is subject to recoverability testing; DAC is not. The Company performs testing to assess the recoverability of VOBA on an annual basis, or more frequently if circumstances indicate a potential loss recognition issue exists. If VOBA is not deemed recoverable, charges will be applied against the VOBA balance before an additional reserve is established.

Internal Replacements
Contract owners may periodically exchange one contract for another, or make modifications to an existing contract. These transactions are identified as internal replacements. Internal replacements that are determined to result in substantially

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

unchanged contracts are accounted for as continuations of the replaced contracts. Any costs associated with the issuance of the new contracts are considered maintenance costs and expensed as incurred. Unamortized DAC/VOBA related to the replaced contracts continue to be deferred and amortized in connection with the new contracts. Internal replacements that are determined to result in contracts that are substantially changed are accounted for as extinguishments of the replaced contracts, and any unamortized DAC/VOBA related to the replaced contracts are written off to Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

Contract Costs Associated with Certain Revenue Contracts

Contract cost assets represent costs incurred to obtain or fulfill contracts for non-insurance financial services that are expected to be recovered and, thus, have been capitalized and are subject to amortization. Capitalized contract costs include incremental costs of obtaining a contract and fulfillment costs that relate directly to a contract and generate or enhance resources of the Company that are used to satisfy performance obligations. Capitalized contract costs are amortized on a straight-line basis over the estimated lives of the contracts, which typically range from 5 to 15 years.

Capitalized contract costs are included in Other assets on the Consolidated Balance Sheets, and costs expensed as incurred are included in Operating expenses in the Consolidated Statements of Operations.

As of December 31, 2023 and 2022, contract cost assets were $99 and $100, respectively. For the years ended December 31, 2023, 2022 and 2021, amortization expenses of $21, $22 and $23, respectively, were recorded in Operating expenses in the Consolidated Statements of Operations. There was no impairment loss in relation to the contract costs capitalized.

Future Policy Benefits and Contract Owner Account Balances

Future Policy Benefits
The Company establishes and carries actuarially-determined reserves that are calculated to meet its future obligations, including estimates of unpaid claims and claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. Reserves for payout contracts with life contingencies are equal to the present value of future payments.

Principal assumptions used to establish liabilities for future policy benefits include interest rate, mortality, morbidity, policy lapse, contract renewal, payment of subsequent premiums or deposits by the contract owner, retirement, inflation, and benefit utilization. Other than interest rate assumptions, these assumptions are based on Company experience and periodically reviewed against industry standards. The Company reviews these assumptions at least annually and updates them if necessary. In addition to assumption updates, the Company adjusts reserves for actual experience in the period in which the experience occurs. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations. Remeasurements of the reserves as a result of assumption updates and adjustments for actual experience are recognized in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

Interest rates used in discounting the reserves are based on an upper-medium grade (low-credit-risk) fixed-income instrument yield derived from observable market data. A 30-year forward rate is used for periods beyond the last observable market point. Reserves are remeasured quarterly to reflect changes in the discount rate, with the resulting change recorded in AOCI. Locked-in interest rates used to determine interest accretion on reserves for new contracts sold after January 1, 2021 are based on the upper-medium grade (low-credit-risk) fixed-income instrument yield applicable at the time the contract was issued. Locked-in interest accretion rates for contracts in force as of the January 1, 2021 transition date for ASU 2018-12 are based on the locked-in interest rates in effect for those contracts immediately before the transition date. Interest accretion is recorded in Interest credited and other benefits to contract owners/policyholders.

Contract Owner Account Balances
Contract owner account balances relate to investment-type contracts, as follows:

•Account balances for funding agreements with fixed maturities are calculated using the amount deposited with the Company, less withdrawals, plus interest accrued to the ending valuation date. Interest on these contracts is accrued by a predetermined index, plus a spread or a fixed rate, established at the issue date of the contract.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

•Account balances for fixed annuities and payout contracts without life contingencies are equal to cumulative deposits, less charges and withdrawals, plus credited interest thereon. Credited interest rates vary by product and range up to 4.5%. Account balances for group immediate annuities without life contingent payouts are equal to the discounted value of the payment at the implied break-even rate.

Product Guarantees and Additional Reserves
The Company calculates additional reserve liabilities for certain variable annuity guaranteed benefits and variable funding products. The Company periodically evaluates its estimates and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

Stabilizer and MCG: Guaranteed credited rates give rise to an embedded derivative in the stabilizer ("Stabilizer") products and a stand-alone derivative for managed custody guarantee products ("MCG"). These derivatives are measured at estimated fair value and recorded in Future policy benefits and contract owner account balances. Changes in estimated fair value, that are not related to attributed fees collected or payments made, are reported in Net gains (losses) in the Consolidated Statements of Operations.

The estimated fair value of the Stabilizer embedded derivative and MCG stand-alone derivative is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions.

The liabilities for the Stabilizer embedded derivative and the MCG stand-alone derivative include a risk margin to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

The discount rate used to determine the fair value of the liabilities for the Stabilizer embedded derivative and the MCG stand-alone derivative includes an adjustment to reflect the risk that these obligations will not be fulfilled ("nonperformance risk").

Separate Accounts

Separate account assets and liabilities generally represent funds maintained to meet specific investment objectives of contract owners or participants who bear the investment risk, subject, in limited cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contract owners. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company or its affiliates.

Separate account assets supporting variable options under variable annuity contracts are invested, as designated by the contract owner or participant under a contract, in shares of mutual funds that are managed by the Company, or its affiliates, or in other selected mutual funds not managed by the Company, or its affiliates.

The Company reports separately, as assets and liabilities, investments held in the separate accounts and liabilities of separate accounts if:
•Such separate accounts are legally recognized;
•Assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
•Investments are directed by the contract owner or participant; and
•All investment performance, net of contract fees and assessments, is passed through to the contract owner.

The Company reports separate account assets that meet the above criteria at fair value on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments include mutual funds, short term investments, cash and fixed maturities. Separate account liabilities equal separate account assets. Investment income and net realized and unrealized capital gains (losses) of the separate accounts, however, are not reflected in the Consolidated Statements of Operations, and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Repurchase Agreements

The Company engages in dollar repurchase agreements with MBS ("dollar rolls") and repurchase agreements with other collateral types to increase its return on investments and improve liquidity. Such arrangements meet the requirements to be accounted for as financing arrangements.

The Company enters into dollar roll transactions by selling existing MBS and concurrently entering into an agreement to repurchase similar securities within a short time frame at a lower price. Under repurchase agreements, the Company borrows cash from a counterparty at an agreed upon interest rate for an agreed upon time frame and pledges collateral in the form of securities. At the end of the agreement, the counterparty returns the collateral to the Company, and the Company, in turn, repays the loan amount along with the additional agreed upon interest.

The Company's policy requires that at all times during the term of the dollar roll and repurchase agreements that cash or other collateral types obtained is sufficient to allow the Company to fund substantially all of the cost of purchasing replacement assets. Cash received is generally invested in short-term investments, which are included in Short-term investments under securities loan agreements, including collateral delivered, with the offsetting obligation to repay the loan included within Payables under securities loan agreements, including collateral held, on the Consolidated Balance Sheets. The carrying value of the securities pledged in dollar rolls and repurchase agreement transactions is included in Securities pledged on the Consolidated Balance Sheets.

Recognition of Revenue

Insurance Revenue and Related Benefits
Premiums related to payouts contracts with life contingencies are recognized in Premiums in the Consolidated Statements of Operations when due from the contract owner. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations when incurred.

Amounts received as payment for investment-type, fixed annuities, and payout contracts without life contingencies are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges and are reported in Fee income in the Consolidated Statements of Operations. Surrender charges are reported in Other revenue in the Consolidated Statements of Operations. In addition, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio, which is reported in Net investment income in the Consolidated Statements of Operations. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Revenue from Contracts with Customers
Revenue for various financial services is measured based on consideration specified in a contract with a customer and is recognized when the Company has satisfied a performance obligation, unless the transaction price includes variable consideration that is constrained; in such case, we recognize revenue when the uncertainty associated with the constrained amount is subsequently resolved.

For advisory and recordkeeping and administration ("R&A") services, the Company recognizes revenue as services are provided, generally over time. The Company provides distribution services at a point in time and recognizes the related revenue as consideration is received. Revenue from shareholder servicing is recognized as services are provided over time. Contract terms are typically less than one year, and consideration is variable. Revenue for financial service is recorded in Fee income and Other revenue in the Consolidated Statements of Operations.

For a description of principal activities from which the Company generates revenue, see the Business section above for further information. See the Revenue from Contracts with Customers Note in these Consolidated Financial Statements for revenue disaggregated by type of service.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Income Taxes

The Company uses certain assumptions and estimates in determining (a) the income taxes payable or refundable to/from Voya Financial, Inc. for the current year, (b) the provision for income taxes and (c) the deferred income tax assets and liabilities.

The provision for income taxes is based on income and expense reported in the financial statements after adjustments for permanent differences between our financial statements and consolidated federal income tax return. Permanent differences include the dividends received deduction. As a result of permanent differences, the effective tax rate reflected in the financial statements may be different than the actual rate in the income tax return. Current income tax receivable or payable is recognized within Other assets or Other liabilities, respectively, in the Consolidated Balance Sheets.

Temporary differences between the Company's financial statements and income tax return create deferred tax assets and liabilities. Deferred tax assets represent the tax benefit of future deductible temporary differences, net operating loss carryforwards and tax credit carryforwards. The Company's deferred tax assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. The Company evaluates and tests the recoverability of its deferred tax assets. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including the nature and character of the deferred tax assets and liabilities, the amount and character of book income or losses in recent years, projected future taxable income and future reversals of temporary differences, tax planning strategies we would employ to avoid a tax benefit from expiring unused, and the length of time carryforwards can be utilized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not to be sustained under examination by the applicable taxing authority. The Company also considers positions that have been reviewed and agreed to as part of an examination by the applicable taxing authority. For items that meet the more-likely-than-not recognition threshold, the Company measures the tax position as the largest amount of benefit that is more than 50% likely to be realized upon ultimate resolution with the applicable tax authority that has full knowledge of all relevant information.

Reinsurance

The Company utilizes reinsurance agreements in most aspects of its insurance business to reduce its exposure to large losses. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured.

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk. The Company reviews contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts with the exception of the interest accretion rate on reinsurance recoverable assets associated with in-force business reinsured. Ceded Future policy benefits and contract owner account balances are reported gross on the Consolidated Balance Sheets.

For reinsurance of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and benefits received related to the underlying contracts is included in the expected net cost of reinsurance, which is recorded in Premiums receivable and reinsurance recoverable or Other liabilities, as appropriate, on the Consolidated Balance Sheets.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities, and deposits made are included in Other assets on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Accounting for reinsurance requires use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company reviews assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance at least annually and updates them if necessary. In addition to the assumption updates, the Company adjusts these assets or liabilities for actual experience in the period in which the experience occurs. The Company also evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers.

Reinsurance recoverable and deposit asset balances are reported net of the allowance for credit losses in the Company’s Consolidated Balance Sheets. Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of capital market factors, counterparty financial information and ratings, and reinsurance agreement-specific risk characteristics such as collateral type, collateral size, and covenant strength.

The allowance for credit losses is a valuation account that is deducted from the reinsurance recoverable balance to present the net amount expected to be collected on the reinsurance recoverable. The change in the allowance for credit losses is recorded in Policyholder benefits in the Consolidated Statements of Operations.

Current reinsurance recoverable balances deemed probable of recovery and payable balances under reinsurance agreements are included in Premiums receivable and reinsurance recoverable and Other liabilities, respectively. Such assets and liabilities relating to reinsurance agreements with the same reinsurer are recorded net on the Consolidated Balance Sheets if a right of offset exists within the reinsurance agreement. Premiums, Fee income and Interest credited and other benefits to contract owners/policyholders are reported net of reinsurance ceded.

The Company currently has a significant concentration of ceded reinsurance with a subsidiary of Lincoln National Corporation ("Lincoln") and Security Life of Denver ("SLD") arising from the disposition of its individual life and annuity business.

Employee Benefits Plans

The Company, in conjunction with Voya Services Company, sponsors non-qualified defined benefit pension plans covering eligible employees, sales representatives, and other individuals.

A defined benefit plan is a pension plan that defines an amount of pension benefit that an employee will receive upon retirement, usually dependent on one or more factors such as age, years of service and compensation. The liability recognized in respect of non-qualified defined benefit pension plans is the present value of the projected pension benefit obligation ("PBO") at the balance sheet date, together with adjustments for unrecognized past service costs. This liability is included in Other liabilities on the Consolidated Balance Sheets. The PBO is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The Company recognizes the funded status of the PBO for pension plans on the Consolidated Balance Sheets.

Net periodic benefit cost for the non-qualified defined benefit pension plans is determined using management estimates and actuarial assumptions to derive service cost and interest cost for a particular year and is included in Operating expenses in the Consolidated Statements of Operations. The obligations and expenses associated with these plans require use of assumptions, such as discount rate and rate of future compensation increases and healthcare cost trend rates, as well as assumptions regarding participant demographics, such as age of retirement, withdrawal rates, and mortality. Management determines these assumptions based on a variety of factors, such as currently available market and industry data and expected benefit payout streams. Actual results could vary significantly from assumptions based on changes, such as economic and market conditions, demographics of participants in the plans, and amendments to benefits provided under the plans. These differences may have a significant effect on the Company's Consolidated Financial Statements and liquidity. Actuarial gains (losses) are immediately recognized in Operating expenses in the Consolidated Statements of Operations.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Contingencies

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Examples of loss contingencies include pending or threatened adverse litigation, threat of expropriation of assets and actual or possible claims and assessments. Amounts related to loss contingencies are accrued and recorded in Other liabilities on the Consolidated Balance Sheets if it is probable that a loss has been incurred and the amount can be reasonably estimated, based on the Company's best estimate of the ultimate outcome.

Adoption of New Pronouncements

Long-Duration Contracts

The following section provides a description of the Company's adoption of ASU 2018-12 issued by the Financial Accounting Standards Board ("FASB") and the impact of the adoption on the Company's financial statements:

This standard, issued in August 2018, changes the measurement and disclosures of insurance liabilities and DAC for long-duration contracts issued by insurers. In addition to expanded disclosures, the standard’s requirements include:
•Annual review and, if necessary, update of cash flow assumptions used to measure the liability for future policy benefits for nonparticipating traditional and limited payment insurance contracts, measured on a retrospective catch-up basis and recognized in the period the update is made. The rate used is required to be updated quarterly, with related changes in the liability recorded in AOCI.
•Fair value measurement of contract guarantee features qualifying as Market Risk Benefits ("MRB"), with changes in fair value recognized in the Statement of Operations. Changes in the instrument-specific credit risk will be recorded in AOCI.
•Amortization of DAC on a constant level basis over the expected term of the contracts, without reference to revenue or profitability. An accounting election may be made to apply the DAC requirements to VOBA.

The Company adopted ASU 2018-12 on January 1, 2023, on a modified retrospective basis for the liability for future policy benefits and DAC and on a full retrospective basis for MRBs. The January 1, 2021 transition impact increased Total shareholder’s equity. This increase was primarily driven by the removal of DAC/VOBA and premium deficiency reserve adjustment balances, and partially offset by the impact of remeasurement of future policy benefits and reinsurance recoverable using the discount rate at January 1, 2021. Total shareholder’s equity was also impacted by the establishment of MRB liabilities related to guaranteed minimum benefits on certain deferred annuity contracts.

Disclosures and post-transition comparative information have been restated to conform to the requirements of ASU 2018-12.

The following tables provide additional information related to the transition adjustments:

	DAC	VOBA
	Wealth Solutions Deferred and Individual Annuities
Balance, December 31, 2020	$129	$40
Adjustment for removal of related balances in AOCI	439	386
Balance, January 1, 2021	$568	$426

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents information on transition adjustments, net of tax, related to the adoption of ASU 2018-12 for retained earnings and AOCI to arrive at the opening balances as of January 1, 2021:

Total Shareholder's equity December 31, 2020	$4,897
AOCI
Reversal of AOCI adjustments	1,018
Effect of remeasurement of liability at current discount rate	(339)
Total AOCI adjustments	$679

Retained Earnings
Establishment of MRBs	$(61)
Other adjustments	3
Total Retained earnings	$(58)
Total adjustment for the adoption of ASU 2018-12	$621
Total Shareholder's equity January 1, 2021	$5,518

The following table provides a description of the Company's adoption of new ASUs issued by the FASB and the impact of the adoption on the Company's financial statements:

Standard	Description of Requirements	Effective Date and Method of Adoption	Effect on the Financial Statements or Other Significant Matters
ASU 2022-02, Troubled Debt Restructurings ("TDRs") and Vintage Disclosures
This standard, issued in March 2022, eliminates the accounting guidance on troubled debt restructurings for creditors, requires enhanced disclosures for creditors about loan modifications when a borrower is experiencing financial difficulty, and requires public business entities to include current-period gross write-offs in the vintage disclosure tables.
January 1, 2023 on a prospective basis.
Adoption of the ASU did not have an impact on the Company's financial condition, results of operations, or cash flows.

Required disclosure changes have been
included in the Investments Note to these Consolidated Financial Statements.

ASU 2020-04, Reference Rate Reform
This standard, issued in March 2020, provides temporary optional expedients and exceptions for applying U.S. GAAP principles to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met.
The amendments were effective as of March 12, 2020, the issuance date of the ASU. An entity may elect to apply the amendments prospectively through December 31, 2024.
Effective December 31, 2023, the Company completed its implementation of ASU 2020-04 and applied the expedient provided for qualifying contract modifications. Adoption of the guidance did not have a material impact on the Company’s financial condition, results of operations, or cash flows.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Future Adoption of Accounting Pronouncements

The following table provides a description of future adoptions of new accounting standards that may have an impact on the Company's financial statements when adopted:

Standard	Description of Requirements	Effective Date and Transition Provisions	Effect on the Financial Statements or Other Significant Matters
ASU 2023-09, Improvements to Income Tax Disclosures
This standard, issued in December 2023, requires
the following disclosures:
•A tabular rate reconciliation of (1) reported income tax expense/benefit from continuing operations, to (2) the product of the income/loss from continuing operations before income taxes and the statutory federal income tax rate, using specific categories, as well as disclosure of certain reconciling items based on a 5% threshold.
•Year-to-date net income taxes paid, disaggregated by federal, state, and foreign, as well as disaggregated information on net income taxes paid to an individual jurisdiction based on a 5% threshold.
		The amendments are effective for annual periods beginning after December 15, 2024, and should be applied prospectively, with retrospective application permitted.	The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2023-09.
ASU 2023-07, Improvements to Reportable Segment Disclosure
This standard, issued in November 2023, requires all
current annual disclosures about profit/loss and
assets to be reported in interim periods, as well as
enhanced disclosures about significant segment
expenses, including:
•Significant expenses regularly provided to the chief operating decision maker (“CODM”) and included within each reported measure of profit/loss
•Amount and composition of “other segment items” (difference between revenue less significant expenses disclosed, and each reported measure of segment profit/loss)
•May report additional measures of profit/loss if the CODM uses more than one measure; however, at least one should be the measure that is most consistent with the principles used in measuring corresponding financial statement amounts
•Title and position of the CODM and how the CODM uses the reported measure(s) in assessing segment performance and resource allocation

An entity with a single reportable segment must provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in ASC 280.

The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024, and are required to be applied retrospectively.

Restated prior period disclosures should be based on the significant segment expense categories disclosed in the period of adoption
The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2023-07.
ASU 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions
This standard, issued in June 2022, clarifies that contractual restrictions on equity security sales are not considered part of the security unit of account and, therefore, are not considered in measuring fair value. In addition, the restrictions cannot be recognized and measured as separate units of account. Disclosures on such restrictions are also required.

The amendments are effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, and are required to be applied prospectively, with any adjustments from the adoption recognized in earnings and disclosed.

The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2022-03; however, the Company does not expect the adoption to have a material impact on the Company's financial condition and results of operations.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

2.    Investments

Fixed Maturities

Available-for-sale and fair value option ("FVO") fixed maturities were as follows as of December 31, 2023:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Allowance for credit losses	Fair Value
Fixed maturities:
U.S. Treasuries	$297	$3	$25	$—	$—	$275
U.S. Government agencies and authorities	32	—	2	—	—	30
State, municipalities and political subdivisions	623	1	70	—	—	554
U.S. corporate public securities	6,291	73	759	—	—	5,605
U.S. corporate private securities	3,861	31	256	—	—	3,636
Foreign corporate public securities and foreign governments(1)	2,214	27	216	—	3	2,022
Foreign corporate private securities(1)	2,385	20	105	—	1	2,299
Residential mortgage-backed securities	2,631	24	124	1	—	2,532
Commercial mortgage-backed securities	2,781	1	415	—	9	2,358
Other asset-backed securities	1,564	8	43	—	1	1,528
Total fixed maturities, including securities pledged	22,679	188	2,015	1	14	20,839
Less: Securities pledged	855	—	57	—	—	798
Total fixed maturities	$21,824	$188	$1,958	$1	$14	$20,041
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Net gains (losses) in the Consolidated Statements of Operations.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Available-for-sale and FVO fixed maturities were as follows as of December 31, 2022:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Allowance for credit losses	Fair Value
Fixed maturities:
U.S. Treasuries	$404	$4	$31	$—	$—	$377
U.S. Government agencies and authorities	33	—	3	—	—	30
State, municipalities and political subdivisions	691	1	92	—	—	600
U.S. corporate public securities	6,938	32	1,032	—	—	5,938
U.S. corporate private securities	3,885	11	328	—	—	3,568
Foreign corporate public securities and foreign governments(1)	2,380	9	317	—	6	2,066
Foreign corporate private securities(1)	2,617	6	184	—	1	2,438
Residential mortgage-backed securities	3,023	21	153	2	—	2,893
Commercial mortgage-backed securities	2,978	—	379	—	—	2,599
Other asset-backed securities	1,418	1	109	—	—	1,310
Total fixed maturities, including securities pledged	24,367	85	2,628	2	7	21,819
Less: Securities pledged	894	3	105	—	—	792
Total fixed maturities	$23,473	$82	$2,523	$2	$7	$21,027
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Net gains (losses) in the Consolidated Statements of Operations.

The amortized cost and fair value of fixed maturities, including securities pledged, as of December 31, 2023, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called or prepaid. Mortgage-backed securities ("MBS") and Other asset-backed securities ("ABS") are shown separately because they are not due at a single maturity date.

	Amortized Cost	Fair Value
Due to mature:
One year or less	$611	$602
After one year through five years	3,069	2,961
After five years through ten years	2,998	2,876
After ten years	9,025	7,982
Mortgage-backed securities	5,412	4,890
Other asset-backed securities	1,564	1,528
Fixed maturities, including securities pledged	$22,679	$20,839

As of December 31, 2023 and 2022, the Company did not have any investments in a single issuer, other than obligations of the U.S. Government and government agencies, with a carrying value in excess of 10% of the Company's Total shareholder's equity.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Repurchase Agreements and Securities Pledged

As of December 31, 2023 and 2022, the Company did not have any securities pledged in dollar rolls, repurchase agreement transactions or reverse repurchase agreements.

The Company engages in securities lending whereby the initial collateral is required at a rate of 102% of the market value of the loaned securities. The lending agent retains the collateral and invests it in high quality liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss.

In the normal course of business, the Company receives cash collateral and non-cash collateral in the form of securities. If cash is received as collateral, the lending agent retains the cash collateral and invests it in short-term liquid assets on behalf of the Company. Securities retained as collateral by the lending agent may not be sold or re-pledged, except in the event of default, and are not reflected on the Company’s Consolidated Balance Sheets. This collateral generally consists of U.S. Treasury, U.S. Government agency securities and MBS pools.

The following table presents Securities pledged as of the dates indicated:

	December 31, 2023	December 31, 2022
Securities loaned to lending agent(1)	$645	$690
Securities pledged as collateral(1)(2)	153	102
Total	$798	$792
(1) Included in Securities pledged on the Consolidated Balance Sheets.
(2) See Collateral within the Derivatives Note to these Consolidated Financial Statements for more information.

The following table presents collateral held by asset class pledged under securities lending as of the dates indicated:

	December 31, 2023	December 31, 2022
U.S. Treasuries	$12	$51
U.S. corporate public securities	438	466
Foreign corporate public securities and foreign governments	189	201
Short-term Investments	31	—
Total(1)	$670	$718
(1) As of December 31, 2023 and 2022, liabilities to return cash collateral were $499 and $615, respectively, and included in Payables under securities loan agreements, including collateral held on the Consolidated Balance Sheets.

The Company's securities lending activities are conducted on an overnight basis, and all securities loaned can be recalled at any time. The Company does not offset assets and liabilities associated with its securities lending program.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Allowance for credit losses

The following table presents a rollforward of the allowance for credit losses on available-for-sale fixed maturity securities for the period presented:

	Year Ended December 31, 2023
	Commercial mortgage-backed securities	Foreign corporate public securities and foreign governments	Foreign corporate private securities	Other asset-backed securities	Total
Balance as of January 1, 2023	$—	$6	$1	$—	$7
Credit losses on securities for which credit losses were not previously recorded	9	—	—	1	10
Reductions for securities sold during the period	—	(2)	—	—	(2)
Increase (decrease) on securities with allowance recorded in previous period	—	(1)	—	—	(1)
Balance as of December 31, 2023	$9	$3	$1	$1	$14

	Year Ended December 31, 2022
	Residential mortgage-backed securities	Foreign corporate public securities and foreign governments	Foreign corporate private securities	Total
Balance as of January 1, 2022	$1	$—	$47	$48
Credit losses on securities for which credit losses were not previously recorded	—	6	—	6
Reductions for securities sold during the period	—	—	(49)	(49)
Increase (decrease) on securities with allowance recorded in previous period	(1)	—	3	2
Balance as of December 31, 2022	$—	$6	$1	$7

For additional information about the Company’s methodology and significant inputs used in determining whether a credit loss exists, see the Business, Basis of Presentation and Significant Accounting Policies Note to these Consolidated Financial Statements.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Unrealized Capital Losses

The following table present available-for-sale fixed maturities, including securities pledged, for which an allowance for credit losses has not been recorded by investment category and duration as of the dates indicated:

	As of December 31, 2023
	Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$60	$2	$105	$23	$165	$25
U.S. Government, agencies and authorities	—	—	17	2	17	2
State, municipalities and political subdivisions	16	—	528	70	544	70
U.S. corporate public securities	215	13	4,233	746	4,448	759
U.S. corporate private securities	128	5	2,653	251	2,781	256
Foreign corporate public securities and foreign governments	70	1	1,385	215	1,455	216
Foreign corporate private securities	151	4	1,744	101	1,895	105
Residential mortgage-backed	74	2	803	122	877	124
Commercial mortgage-backed	52	3	2,252	412	2,304	415
Other asset-backed	97	3	744	40	841	43
Total	$863	$33	$14,464	$1,982	$15,327	$2,015

	As of December 31, 2022
	Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$223	$30	$2	$1	$225	$31
U.S. Government, agencies and authorities	30	3	—	—	30	3
State, municipalities and political subdivisions	545	85	15	7	560	92
U.S. corporate public securities	4,290	613	998	419	5,288	1,032
U.S. corporate private securities	2,819	264	331	64	3,150	328
Foreign corporate public securities and foreign governments	1,509	201	298	116	1,807	317
Foreign corporate private securities	2,203	173	52	11	2,255	184
Residential mortgage-backed	1,065	78	328	75	1,393	153
Commercial mortgage-backed	1,792	252	759	127	2,551	379
Other asset-backed	912	68	360	41	1,272	109
Total	$15,388	$1,767	$3,143	$861	$18,531	$2,628

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2023, the average duration of our fixed maturities portfolio, including securities pledged, is between 6.5 and 7 years.

As of December 31, 2023 and 2022, the Company concluded that an allowance for credit losses was not warranted for the securities above because the unrealized losses are interest rate related. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost bases.

Evaluating Securities for Impairments

The Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, in accordance with its impairment policy in order to evaluate whether such investments are impaired.

For the years ended December 31, 2023, 2022 and 2021 intent impairments included in the Consolidated Statements of Operations, but excluding impairments included in Other comprehensive income (loss), were $23, $17 and $2 respectively.

The Company may sell securities during the period in which fair value has declined below amortized cost for fixed maturities. In certain situations, new factors, including changes in the business environment, can change the Company's previous intent to continue holding a security. Accordingly, these factors may lead the Company to record additional intent related capital losses.

Debt Restructuring

Upon the adoption of ASU 2022-02 as of January 1, 2023, the Company no longer identifies certain debt modifications as troubled debt restructuring, but instead evaluates all debt modifications to determine whether a modification results in a new loan or a continuation of an existing loan. Disclosures are required for loan modifications with borrowers experiencing financial difficulty. For the year ended December 31, 2023, the Company had no material debt modifications that require such disclosure.

Mortgage Loans on Real Estate

The Company diversifies its commercial mortgage loan portfolio by geographic region and property type to reduce concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates mortgage loans based on relevant current information including a review of loan-specific performance, property characteristics and market trends. Loan performance is monitored on a loan specific basis through the review of submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review ensures properties are performing at a consistent and acceptable level to secure the debt. The components to evaluate debt service coverage are received and reviewed at least annually to determine the level of risk.
Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. A LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property’s net income to its debt service payments. A DSC ratio of less than 1.0 indicates that a property’s operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present commercial mortgage loans by year of origination and LTV ratio as of the dates indicated. The information is updated as of December 31, 2023 and 2022, respectively.

	As of December 31, 2023
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2023	$113	$152	$—	$—	$—	$265
2022	215	282	73	—	—	570
2021	191	181	197	—	—	569
2020	137	93	—	10	11	251
2019	173	54	20	—	—	247
Prior	1,878	246	3	—	19	2,146
Total	$2,707	$1,008	$293	$10	$30	$4,048

	As of December 31, 2022
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2022	$210	$283	$63	$—	$—	$556
2021	187	229	239	10	—	665
2020	98	170	24	10	—	302
2019	167	72	20	—	—	259
2018	123	34	3	—	—	160
Prior	1,866	399	20	—	—	2,285
Total	$2,651	$1,187	$369	$20	$—	$4,227
The following tables present commercial mortgage loans by year of origination and DSC ratio as of the dates indicated. The information is updated as of December 31, 2023 and 2022, respectively.

	As of December 31, 2023
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Total*
2023	$133	$83	$49	$—	$265
2022	173	54	172	171	570
2021	205	12	51	301	569
2020	175	20	16	40	251
2019	151	19	62	15	247
Prior	1,619	197	212	118	2,146
Total	$2,456	$385	$562	$645	$4,048
*No commercial mortgage loans were secured by land or construction loans

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	As of December 31, 2022
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Total*
2022	$278	$89	$171	$18	$556
2021	212	24	248	181	665
2020	211	9	10	72	302
2019	161	40	53	5	259
2018	93	21	46	—	160
Prior	1,569	331	171	214	2,285
Total	$2,524	$514	$699	$490	$4,227
*No commercial mortgage loans were secured by land or construction loans
The following tables present the commercial mortgage loans by year of origination and U.S. region as of the dates indicated. The information is updated as of December 31, 2023 and 2022, respectively.

	As of December 31, 2023
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2023	$51	$61	$9	$75	$16	$29	$2	$20	$2	$265
2022	114	118	46	89	100	81	1	1	20	570
2021	76	44	103	143	96	60	10	36	1	569
2020	53	130	14	8	8	20	—	6	12	251
2019	43	69	6	52	34	4	13	10	16	247
Prior	456	456	616	158	162	140	33	114	11	2146
Total	$793	$878	$794	$525	$416	$334	$59	$187	$62	$4,048

	As of December 31, 2022
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2022	$114	$115	$46	$87	$101	$73	$1	$1	$18	$556
2021	79	53	112	139	97	117	9	37	22	665
2020	64	143	14	14	8	30	—	6	23	302
2019	47	73	6	54	34	5	14	10	16	259
2018	28	55	49	7	7	9	—	5	—	160
Prior	485	466	607	196	172	192	34	116	17	2,285
Total	$817	$905	$834	$497	$419	$426	$58	$175	$96	$4,227

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present the commercial mortgage loans by year of origination and property type as of the dates indicated. The information is updated as of December 31, 2023 and 2022, respectively.

	As of December 31, 2023
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2023	$82	$122	$24	$13	$24	$—	$—	$265
2022	72	233	224	25	10	6	—	570
2021	22	122	310	99	—	8	8	569
2020	49	37	60	105	—	—	—	251
2019	29	56	124	29	9	—	—	247
Prior	559	625	414	342	42	127	37	2,146
Total	$813	$1,195	$1,156	$613	$85	$141	$45	$4,048

	As of December 31, 2022
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2022	$72	$227	$216	$25	$10	$6	$—	$556
2021	23	144	382	100	—	8	8	665
2020	50	48	80	124	—	—	—	302
2019	29	58	128	33	11	—	—	259
2018	34	69	30	11	—	16	—	160
Prior	633	620	456	372	48	117	39	2,285
Total	$841	$1,166	$1,292	$665	$69	$147	$47	$4,227
The following table summarizes the activity in the allowance for losses for commercial mortgage loans for the periods indicated:

	December 31, 2023	December 31, 2022
Allowance for credit losses, balance at January 1	$14	$11
Credit losses on mortgage loans for which credit losses were not previously recorded	2	2
Increase (decrease) on mortgage loans with allowance recorded in previous period	8	1
Provision for expected credit losses	24	14
Write-offs	(2)	—
Allowance for credit losses, end of period	$22	$14

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents past due commercial mortgage loans as of the dates indicated:

	December 31, 2023	December 31, 2022
Delinquency:
Current	$4,037	$4,227
30-59 days past due	—	—
60-89 days past due	—	—
Greater than 90 days past due	11	—
Total	$4,048	$4,227

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. As of December 31, 2023, the Company had one loan in non-accrual status, with an LTV ratio of 100%. As of December 31, 2022 the Company had no commercial mortgage loans in non-accrual status. The amount of interest income recognized on loans in non-accrual status for the year ended December 31, 2023 was immaterial. There was no interest income recognized on loans in non-accrual status for the year ended December 31, 2022.

Net Investment Income

The following table summarizes Net investment income for the periods indicated:

	Year Ended December 31,
	2023	2022	2021
Fixed maturities	$1,285	$1,411	$1,453
Equity securities	10	10	12
Mortgage loans on real estate	196	181	179
Policy loans	8	8	8
Short-term investments and cash equivalents	10	4	3
Limited partnerships and other	82	77	364
Gross investment income	1,591	1,691	2,019
Less: Investment expenses	68	72	70
Net investment income	$1,523	$1,619	$1,949

As of December 31, 2023 and 2022, the Company had $7 and $8 respectively, of investments in fixed maturities that did not produce net investment income. Fixed maturities are moved to a non-accrual status when the investment defaults.

Net Gains (Losses)

Net gains (losses) comprise the difference between the amortized cost of investments and proceeds from sale and redemption, as well as losses incurred due to the credit-related and intent-related impairment of investments. Net gains (losses) are also primarily generated from changes in fair value of embedded derivatives within products and fixed maturities, changes in fair value of fixed maturities recorded at FVO and changes in fair value including accruals on derivative instruments, except for effective cash flow hedges. Net gains (losses) also include changes in fair value of trading debt securities and changes in fair value of equity securities. The cost of the investments on disposal is generally determined based on first-in-first-out ("FIFO") methodology.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Net gains (losses) were as follows for the periods indicated:

	Year Ended December 31,
	2023	2022	2021
Fixed maturities, available-for-sale, including securities pledged	$(27)	$(22)	$515
Fixed maturities, at fair value option	(100)	(576)	(562)
Equity securities, at fair value	(4)	(26)	6
Derivatives	11	185	(18)
Embedded derivatives - fixed maturities	(1)	(5)	(4)
Other derivatives	—	1	2
Managed custody guarantees	(2)	(5)	3
Stabilizers	(1)	19	30
Mortgage loans	(10)	—	99
Other investments	—	—	95
Net gains (losses)	$(134)	$(429)	$166

Proceeds from the sale of fixed maturities, available-for-sale, and equity securities and the related gross realized gains and losses, before tax, were as follows for the periods indicated:

	Year Ended December 31,
	2023	2022	2021
Proceeds on sales	$3,356	$3,601	$5,275
Gross gains	51	68	538
Gross losses	47	76	8

3.    Derivative Financial Instruments

The Company primarily enters into the following types of derivatives:

Interest rate swaps: Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets or liabilities. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Futures: The Company uses interest rate futures contracts to hedge its exposure to market risks due to changes in interest rates. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margins, with the exchange, on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships. The Company may also use futures contracts as a hedge against an increase in certain equity indices.

Embedded derivatives: The Company also invests in certain fixed maturity instruments and has issued certain products that contain embedded derivatives for which market value is at least partially determined by, among other things, levels of or

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

changes in domestic or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity rates, or credit ratings/spreads. In addition, the Company has entered into coinsurance with funds withheld arrangements, which contain embedded derivatives.

The Company utilizes derivative contracts mainly to hedge exposure to variability in cash flows, interest rate risk, credit risk, foreign exchange risk and equity market risk. The majority of derivatives used by the Company are designated as product hedges, which hedge the exposure arising from insurance liabilities or guarantees embedded in the contracts the Company offers through various product lines. The Company also uses derivatives contracts to hedge its exposure to various risks associated with the investment portfolio. The Company also uses credit default swaps coupled with other investments in order to produce the investment characteristics of otherwise permissible investments. Based on the notional amounts, a substantial portion of the Company’s derivative positions was not designated or did not qualify for hedge accounting as part of a hedging relationship as outlined in ASC Topic 815 as of December 31, 2023 and 2022.

The notional amounts and fair values of derivatives were as follows as of the dates indicated:

	December 31, 2023			December 31, 2022
	Notional Amount	Asset Fair Value	Liability Fair Value	Notional Amount	Asset Fair Value	Liability Fair Value
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$10	$—	$—	$18	$—	$—
Foreign exchange contracts	597	27	6	596	58	2
Derivatives: Non-qualifying for hedge accounting(1)
Interest rate contracts	11,125	186	290	12,470	262	327
Foreign exchange contracts	66	—	2	45	2	—
Credit contracts	101	—	1	141	—	2
Embedded derivatives and Managed custody guarantees:
Within fixed maturity investments(2)	N/A	1	—	N/A	2	—
Managed custody guarantees(3)	N/A	—	8	N/A	—	6
Stabilizers(3)	N/A	—	1	N/A	—	—
Total		$214	$308		$324	$337
(1) Open derivative contracts are reported as Derivatives assets or liabilities at fair value on the Consolidated Balance Sheets at fair value.
(2) Included in Fixed maturities, available-for-sale, at fair value on the Consolidated Balance Sheets.
(3) Included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets.
N/A - Not applicable

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company does not offset any derivative assets and liabilities in the Consolidated Balance Sheets. The disclosures set out in the table below include the fair values of Over-The-Counter (“OTC”) and cleared derivatives excluding exchange traded contracts subject to master netting agreements or similar agreements as of the dates indicated:

	Gross Amount Recognized(1)	Counterparty Netting(2)	Cash Collateral Netting(2)	Securities Collateral Netting(2)	Net receivables/ payables
December 31, 2023
Derivative assets	$213	$(184)	$(17)	$(8)	$4
Derivative liabilities	299	(184)	(111)	(3)	1
December 31, 2022
Derivative assets	321	(263)	(51)	(6)	1
Derivative liabilities	331	(263)	(64)	(1)	3
(1) As of December 31, 2023, gross amounts do not exclude asset and liability exchange traded contracts. As of December 31, 2022, gross amounts exclude asset and liability exchange traded contracts of $1 and $0, respectively.
(2) Represents the netting of receivable with payable balances, net of collateral, for the same counterparty under eligible netting agreements.

Collateral

Under the terms of the OTC Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. To the extent cash collateral is received and delivered, it is included in Payables under securities loan agreements, including collateral held and Short-term investments under securities loan agreements, including collateral delivered, respectively, on the Consolidated Balance Sheets and is reinvested in short-term investments. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported in Securities pledged on the Consolidated Balance Sheets.

As of December 31, 2023, the Company held $17 and pledged $112 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. As of December 31, 2022, the Company held $50 and $62 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. In addition, as of December 31, 2023, the Company delivered $153 of securities and held $10 securities as collateral. As of December 31, 2022, the Company delivered $102 of securities and held $7 securities as collateral.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The location and effect of derivatives qualifying for hedge accounting on the Consolidated Statements of Operations and Consolidated Statements of Comprehensive Income are as follows for the periods indicated:

	Year Ended December 31,
	2023		2022		2021
	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts
Location of Gain or (Loss) Reclassified from Accumulated Other Comprehensive Income into Income	Net investment income	Net investment income and Net gains (losses)	Net investment income	Net investment income and Net gains (losses)	Net investment income	Net investment income and Net gains (losses)
Amount of Gain or (Loss) Recognized in Other Comprehensive Income	$—	$(36)	$(2)	$58	$(1)	$33
Amount of Gain or (Loss) Reclassified from Accumulated Other Comprehensive Income	—	8	—	9	—	3

The location and amount of gain (loss) recognized in the Consolidated Statements of Operations for derivatives qualifying for hedge accounting are as follows for the periods indicated:

	Year Ended December 31,
	2023		2022		2021
	Net investment income	Net gains (losses)	Net investment income	Net gains (losses)	Net investment income	Net gains (losses)
Total amounts of line items presented in the statements of operations in which the effects of cash flow hedges are recorded	$1,523	$(134)	$1,619	$(429)	$1,949	$166
Cash flow hedges:
Foreign exchange contracts:
Gain (loss) reclassified from accumulated other comprehensive income into income	8	—	9	—	8	(5)

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The location and effect of derivatives not designated as hedging instruments on the Consolidated Statements of Operations areas follows for the periods indicated:

	Location of Gain (Loss) Recognized on Derivative	Year Ended December 31,
		2023	2022	2021
Derivatives: Non-qualifying for hedge accounting
Interest rate contracts	Net gains (losses)	$10	$184	$(16)
Foreign exchange contracts	Net gains (losses)	(1)	4	1
Credit contracts	Net gains (losses)	2	(3)	2
Embedded derivatives and Managed custody guarantees:
Within fixed maturity investments	Net gains (losses)	(1)	(5)	(4)
Managed custody guarantees	Net gains (losses)	(2)	(5)	4
Stabilizers	Net gains (losses)	(1)	19	30
Total		$7	$194	$17

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

4.    Fair Value Measurements

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$221	$54	$—	$275
U.S. Government agencies and authorities	—	30	—	30
State, municipalities and political subdivisions	—	554	—	554
U.S. corporate public securities	—	5,592	13	5,605
U.S. corporate private securities	—	2,451	1,185	3,636
Foreign corporate public securities and foreign governments(1)	—	2,022	—	2,022
Foreign corporate private securities(1)	—	1,945	354	2,299
Residential mortgage-backed securities	—	2,484	48	2,532
Commercial mortgage-backed securities	—	2,358	—	2,358
Other asset-backed securities	—	1,491	37	1,528
Total fixed maturities, including securities pledged	221	18,981	1,637	20,839
Equity securities	11	—	54	65
Derivatives:
Interest rate contracts	6	180	—	186
Foreign exchange contracts	—	27	—	27
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,061	—	—	1,061
Assets held in separate accounts	84,329	5,605	348	90,282
Total assets	$85,628	$24,793	$2,039	$112,460
Liabilities:
Stabilizer and MCGs	$—	$—	$9	$9
Derivatives:
Interest rate contracts	—	290	—	290
Foreign exchange contracts	—	8	—	8
Credit contracts	—	1	—	1
Total liabilities	$—	$299	$9	$308
(1) Primarily U.S. dollar denominated.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$291	$86	$—	$377
U.S. Government agencies and authorities	—	30	—	30
State, municipalities and political subdivisions	—	600	—	600
U.S. corporate public securities	—	5,925	13	5,938
U.S. corporate private securities	—	2,212	1,356	3,568
Foreign corporate public securities and foreign governments(1)	—	2,064	2	2,066
Foreign corporate private securities (1)	—	2,099	339	2,438
Residential mortgage-backed securities	—	2,873	20	2,893
Commercial mortgage-backed securities	—	2,599	—	2,599
Other asset-backed securities	—	1,258	52	1,310
Total fixed maturities, including securities pledged	291	19,746	1,782	21,819
Equity securities	16	—	117	133
Derivatives:
Interest rate contracts	1	261	—	262
Foreign exchange contracts	—	60	—	60
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,407	—	—	1,407
Assets held in separate accounts	72,065	5,227	347	77,639
Total assets	$73,780	$25,294	$2,246	$101,320
Liabilities:
Stabilizer and MCGs	$—	$—	$6	$6
Derivatives:
Interest rate contracts	2	325	—	327
Foreign exchange contracts	—	2	—	2
Credit contracts	—	2	—	2
Total liabilities	$2	$329	$6	$337
(1) Primarily U.S. dollar denominated.

Valuation of Financial Assets and Liabilities at Fair Value

Certain assets and liabilities are measured at estimated fair value on the Company's Consolidated Balance Sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The exit price and the transaction (or entry) price will be the same at initial recognition in many circumstances. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with an equal credit standing. Fair value is required to be a market-based measurement that is determined based on a hypothetical transaction at the measurement date, from a market participant's perspective. The Company considers three broad valuation approaches when a quoted price is unavailable: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given the instrument being measured and the availability of sufficient inputs. The Company prioritizes the

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

inputs to fair valuation approaches and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company utilizes a number of valuation methodologies to determine the fair values of its financial assets and liabilities in conformity with the concepts of exit price and the fair value hierarchy as prescribed in ASC Topic 820. Valuations are obtained from third-party commercial pricing services, brokers and industry-standard, vendor-provided software that models the value based on market observable inputs. The valuations obtained from third-party commercial pricing services are non-binding. The Company reviews the assumptions and inputs used by third-party commercial pricing services for each reporting period in order to determine an appropriate fair value hierarchy level. The documentation and analysis obtained from third-party commercial pricing services are reviewed by the Company, including in-depth validation procedures confirming the observability of inputs. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades or monitoring of trading volumes.

When available, the fair value of the Company's financial assets and liabilities are based on quoted prices of identical assets in active markets and therefore, reflected in Level 1. The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below.

For fixed maturities classified as Level 2 assets, fair values are determined using a matrix-based market approach, based on prices obtained from third-party commercial pricing services and the Company’s matrix and analytics-based pricing models, which in each case incorporate a variety of market observable information as valuation inputs. The market observable inputs used for these fair value measurements, by fixed maturity asset class, are as follows:

U.S. Treasuries: Fair value is determined using third-party commercial pricing services, with the primary inputs being stripped interest and principal U.S. Treasury yield curves that represent a U.S. Treasury zero-coupon curve.

U.S. government agencies and authorities, State, municipalities and political subdivisions: Fair value is determined using third-party commercial pricing services, with the primary inputs being U.S. Treasury yield curves, trades of comparable securities, credit spreads off benchmark yields and issuer ratings.

U.S. corporate public securities, Foreign corporate public securities and foreign governments: Fair value is determined using third-party commercial pricing services, with the primary inputs being benchmark yields, trades of comparable securities, issuer ratings, bids and credit spreads off benchmark yields.

U.S. corporate private securities and Foreign corporate private securities: Fair values are determined using a matrix and analytics-based pricing model. The model incorporates the current level of risk-free interest rates, current corporate credit spreads, credit quality of the issuer and cash flow characteristics of the security. The model also considers a liquidity spread, the value of any collateral, the capital structure of the issuer, the presence of guarantees, and prices and quotes for comparably rated publicly traded securities.

RMBS, CMBS and ABS: Fair value is determined using third-party commercial pricing services, with the primary inputs being credit spreads off benchmark yields, prepayment speed assumptions, current and forecasted loss severity, debt service coverage ratios, collateral type, payment priority within tranche and the vintage of the loans underlying the security.

Generally, the Company does not obtain more than one vendor price from pricing services per instrument. The Company uses a hierarchy process in which prices are obtained from a primary vendor and, if that vendor is unable to provide the price, the next vendor in the hierarchy is contacted until a price is obtained or it is determined that a price cannot be obtained from a commercial pricing service. When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. Securities priced using independent broker quotes are classified as Level 3.

Fair values of privately placed bonds are determined primarily using a matrix-based pricing model and are generally classified as Level 2 assets. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

borrower's ability to compete in its relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

Equity securities: Level 2 and Level 3 equity securities, typically private equities or equity securities not traded on an exchange, are valued by other sources such as analytics or brokers.

Derivatives: Derivatives are carried at fair value, which is determined using the Company's derivative accounting system in conjunction with observable key financial data from third party sources, such as yield curves, exchange rates, S&P 500 Index prices, London Interbank Offered Rates ("LIBOR"), Overnight Index Swap ("OIS") rates, and Secured Overnight Financing Rate ("SOFR"). The Company uses SOFR discounting for valuations of interest rate derivatives; however, certain legacy positions may continue to be discounted on OIS. The Company uses OIS for valuations of collateralized interest rate derivatives, which are obtained from third-party sources. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third-party brokers. Counterparty credit risk is considered and incorporated in the Company's valuation process through counterparty credit rating requirements and monitoring of overall exposure. It is the Company's policy to transact only with investment grade counterparties with a credit rating of A- or better. The Company's nonperformance risk is also considered and incorporated in the Company's valuation process. The Company also has certain credit default swaps and options that are priced by third party vendors or by using models that primarily use market observable inputs, but contain inputs that are not observable to market participants, which have been classified as Level 3. The remaining derivative instruments are valued based on market observable inputs and are classified as Level 2.

Stabilizer and MCGs: The Company records reserves for Stabilizer and MCG contracts containing guaranteed credited rates. The guarantee is treated as an embedded derivative or a stand-alone derivative (depending on the underlying product) and is required to be reported at fair value. The estimated fair value is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using relevant actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of risk neutral scenarios and other market implied assumptions. These derivatives are classified as Level 3 liabilities.

The discount rate used to determine the fair value of the embedded derivatives and stand-alone derivative includes an adjustment for nonperformance risk. The nonperformance risk adjustment incorporates a blend of observable, similarly rated peer holding company credit spreads, adjusted to reflect the credit quality of the Company, as well as an adjustment to reflect the non-default spreads and the priority and recovery rates of policyholder claims.

Level 3 Financial Instruments

The fair values of certain assets and liabilities are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (i.e., Level 3 as defined by ASC Topic 820), including but not limited to liquidity spreads for investments within markets deemed not currently active. These valuations, whether derived internally or obtained from a third-party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability. In addition, the Company has determined, for certain financial instruments, an active market is such a significant input to determine fair value that the presence of an inactive market may lead to classification in Level 3. In light of the methodologies employed to obtain the fair values of financial assets and liabilities classified as Level 3, additional information is presented below.

Significant Unobservable Inputs

The Company's Level 3 fair value measurements of its fixed maturities, equity securities and equity and credit derivative contracts are primarily based on broker quotes for which the quantitative detail of the unobservable inputs is neither provided nor reasonably corroborated, thus negating the ability to perform a sensitivity analysis. The Company performs a review of broker quotes by performing a monthly price variance comparison and back tests broker quotes to recent trade prices.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2023
	Fair Value as of January 1	Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(3)	Change in Unrealized Gains (Losses) Included in OCI(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$13	$—	$—	$—	$—	$—	$—	$—	$—	$13	$—	$—
U.S. Corporate private securities	1,356	—	20	109	—	(3)	(162)	57	(192)	1,185	1	18
Foreign corporate public securities and foreign governments(1)	2	—	—	—	—	—	—	—	(2)	—	—	—
Foreign corporate private securities(1)	339	2	7	100	—	(8)	(125)	41	(2)	354	2	6
Residential mortgage-backed securities	20	(3)	—	29	—	—	—	2	—	48	(3)	—
Other asset-backed securities	52	—	—	10	—	—	(5)	—	(20)	37	—	—
Total fixed maturities, including securities pledged	1,782	(1)	27	248	—	(11)	(292)	100	(216)	1,637	—	24
Equity securities, at fair value	117	(3)	—	—	—	—	(60)	—	—	54	—	—
Stabilizer and MCGs(2)	(6)	(1)	—	—	(2)	—	—	—	—	(9)	—	—
Assets held in separate accounts(4)	347	1	—	8	—	(21)	—	14	(1)	348	—	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Net gains (losses) in the Consolidated Statements of Operations.

(3) The Company’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Net gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Consolidated Statements of Comprehensive Income

(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2022
	Fair Value as of January 1	Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(3)	Change in Unrealized Gains (Losses) Included in OCI(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$5	$—	$(1)	$9	$—	$—	$—	$—	$—	$13	$—	$(1)
U.S. Corporate private securities	1,379	—	(277)	296	—	—	(155)	123	(10)	1,356	—	(274)
Foreign corporate public securities and foreign governments(1)	—	—	—	2	—	—	—	—	—	2	—	—
Foreign corporate private securities(1)	272	(19)	(32)	142	—	—	(30)	110	(104)	339	(3)	(32)
Residential mortgage-backed securities	34	(16)	—	3	—	—	—	—	(1)	20	(16)	—
Other asset-backed securities	33	—	(3)	55	—	(30)	(3)	—	—	52	—	(3)
Total fixed maturities, including securities pledged	1,723	(35)	(313)	507	—	(30)	(188)	233	(115)	1,782	(19)	(310)
Equity securities, at fair value	114	(21)	—	24	—	—	—	—	—	117	(21)	—
Stabilizer and MCGs(2)	(20)	16	—	—	(2)	—	—	—	—	(6)	—	—
Assets held in separate accounts(4)	316	(35)	—	191	—	(27)	—	6	(104)	347	—	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Net gains (losses) in the Consolidated Statements of Operations.

(3) The Company’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Net gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Consolidated Statements of Comprehensive Income.

(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

For the years ended December 31, 2023 and 2022, the transfers in and out of Level 3 for fixed maturities and separate accounts were due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

Other Financial Instruments

The following disclosures are made in accordance with the requirements of ASC Topic 825 which requires disclosure of fair value information about financial instruments, whether or not recognized at fair value on the Consolidated Balance Sheets. ASC Topic 825 excludes certain financial instruments, including insurance contracts and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The carrying values and estimated fair values of the Company's financial instruments as of the dates indicated:

	December 31, 2023		December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$20,839	$20,839	$21,819	$21,819
Equity securities	65	65	133	133
Mortgage loans on real estate	4,048	3,829	4,227	3,996
Policy loans	161	161	159	159
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,061	1,061	1,407	1,407
Derivatives	213	213	322	322
Short-term loan to affiliate(2)	295	295	—	—
Other investments	88	88	132	132
Assets held in separate accounts	90,282	90,282	77,639	77,639
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(1)	26,867	28,954	29,047	30,098
Funding agreements with fixed maturities	671	672	731	733
Supplementary contracts, immediate annuities and other	231	192	251	192
Stabilizer and MCGs	9	9	6	6
Derivatives	299	299	331	331
Short-term debt(3)	31	31	32	32
Long-term debt(3)	1	1	2	2
(1) Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Stabilizer and MCGs section of the table above.
(2) Included in Other Assets on the Consolidated Balance Sheets.
(3) Included in Other Liabilities on the Consolidated Balance Sheets.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the classification of financial instruments which are not carried at fair value on the Consolidated Balance Sheets:

Financial Instrument	Classification
Mortgage loans on real estate	Level 3
Policy loans	Level 2
Short-term loan to affiliate	Level 2
Other investments	Level 2
Funding agreements without fixed maturities and deferred annuities	Level 3
Funding agreements with fixed maturities	Level 2
Supplementary contracts, immediate annuities and other	Level 3
Short-term debt and Long-term debt	Level 2

5.    Deferred Policy Acquisition Costs and Value of Business Acquired

The following table presents a rollforward of DAC and VOBA for the periods indicated:

	DAC	VOBA
	Wealth Solutions Deferred and Individual Annuities
Balance as of January 1, 2021	$568	$426
Deferrals of commissions and expenses	55	4
Amortization expense	(50)	(55)
Balance as of December 31, 2021	$573	$375
Deferrals of commissions and expenses	54	4
Amortization expense	(49)	(31)
Balance as of December 31, 2022	$578	$348
Deferrals of commissions and expenses	56	3
Amortization expense	(45)	(30)
Balance as of December 31, 2023	$589	$321

The following table shows a reconciliation of DAC and VOBA balances to the Consolidated Balance Sheets for the periods indicated:

	December 31, 2023	December 31, 2022
DAC:
Wealth Solutions Deferred and Individual Annuities	$589	$578
Other	10	12
VOBA	321	348
Total	$920	$938

There was no loss recognition for VOBA during 2023, 2022 and 2021.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The estimated amount of VOBA amortization expense, net of interest, during the next five years is presented in the following table. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results or changes in best estimates of future results.

Year	Amount
2024	$23
2025	21
2026	20
2027	18
2028	17

6.     Reserves for Contract Owner Account Balances

The following table presents a rollforward of Contract owner account balances for the periods indicated:

	Wealth Solutions Deferred Group and Individual Annuity
	December 31, 2023	December 31, 2022
Balance at January 1	$27,951	$27,095
Deposits	2,223	2,850
Fee income	(9)	(8)
Surrenders, withdrawals and benefits	(4,900)	(3,874)
Net transfers (from) to the general account (2)	(9)	1,174
Interest credited	735	714
Ending Balance	$25,991	$27,951

Weighted-average crediting rate	2.7%	2.6%
Net amount at risk (1)	$116	$154
Cash surrender value	$25,631	$27,567
(1) For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date and is calculated at a contract level. Where a contract has both a living and a death benefit, the Company calculates NAR at a contract level and aggregates the higher of the two values together.
(2) Net transfers (from) to the general account includes transfers of $(524) and $(802) for 2023 and 2022, respectively related to VRIAC-managed institutional/mutual fund plan assets in trust that are not reflected on the Consolidated Balance Sheets.

The following table shows a reconciliation of the Contract owner account balances for deferred group and individual annuities to the Future policy benefits and Contract owner accounts balances on the Consolidated Balance Sheets for the periods indicated:

	December 31, 2023	December 31, 2022
Wealth Solutions Deferred group and individual annuity (Contract owner account balances)	$25,991	$27,951
Other (Future policy benefits and Contract owner account balances)	4,586	4,991
Ending balance	$30,577	$32,942

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes detail on the differences between the interest rate being credited to contract holders as of the periods indicated, and the respective guaranteed minimum interest rates ("GMIRs"):

	Account Value(1)
	Excess of crediting rate over GMIR
	At GMIR	Up to .50% Above GMIR	0.51% - 1.00% Above GMIR	1.01% - 1.50% Above GMIR	1.51% - 2.00% Above GMIR	More than 2.00% Above GMIR	Total
As of December 31, 2023
Up to 1.00%	$11	$4,663	$3,451	$2,204	$858	$797	$11,984
1.01% - 2.00%	141	73	44	6	—	1	265
2.01% - 3.00%	6,275	36	1	—	—	—	6,312
3.01% - 4.00%	7,708	—	—	—	—	—	7,708
4.01% and Above	4	—	—	—	—	—	4
Renewable beyond 12 months (MYGA)(2)	398	—	—	—	3	—	401
Total discretionary rate setting products	$14,537	$4,772	$3,496	$2,210	$861	$798	$26,674

As of December 31, 2022
Up to 1.00%	$5,349	$2,857	$1,903	$1,112	$1,461	$102	$12,784
1.01% - 2.00%	246	27	34	1	—	1	309
2.01% - 3.00%	7,188	11	1	—	—	—	7,200
3.01% - 4.00%	8,329	—	—	—	—	—	8,329
4.01% and Above	4	—	—	—	—	—	4
Renewable beyond 12 months (MYGA)(2)	391	—	—	—	3	—	394
Total discretionary rate setting products	$21,507	$2,895	$1,938	$1,113	$1,464	$103	$29,020
(1) Includes only the account values for investment spread products with GMIRs and discretionary crediting rates, net of policy loans. Excludes Stabilizer products, which are fee based.
(2) Represents multi year guaranteed annuity ("MYGA") contracts with renewal dates after December 31, 2023 and 2022 on which we are required to credit interest above the contractual GMIR for at least the next twelve months.

7.    Reinsurance

As of December 31, 2023, the Company has reinsurance treaties with 3 unaffiliated reinsurers covering a significant portion of the mortality risks and guaranteed death benefits under its variable contracts.

Premiums receivable and reinsurance recoverable was comprised of the following as of the dates indicated:

	December 31,
	2023	2022
Premiums receivable	$—	$(1)
Reinsurance recoverable, net of allowance for credit losses	2,899	3,033
Total	$2,899	$3,032

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Information regarding the effect of reinsurance on the Consolidated Statements of Operations is as follows for the periods indicated:

	Year ended December 31,
	2023	2022	2021
Premiums:
Direct premiums	$31	$18	$9
Reinsurance ceded	(2)	(2)	(2,459)
Net premiums	$29	$16	$(2,450)

Interest credited and other benefits to contract owners / policyholders:
Direct interest credited and other benefits to contract owners / policyholders	$920	$886	$899
Reinsurance assumed	4	4	4
Reinsurance ceded	(107)	(160)	(2,388)
Net interest credited and other benefits to contract owners / policyholders	$817	$730	$(1,485)

The Company has indemnity coinsurance and modified coinsurance arrangements with Security Life of Denver Company ("SLD") pursuant to a series of transactions entered into in 2021. Under these agreements, SLD contractually assumed annuity policyholder liabilities and obligations, although the Company remains obligated to contract owners. Reinsurance recoverable related to these agreements was $1.9 billion as of December 31, 2023 and 2022, on the Consolidated Balance Sheets.

The Company has an indemnity reinsurance arrangement with a subsidiary of Lincoln National Corporation ("Lincoln") related to a block of its individual life insurance business. Under the agreement, Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains obligated to contract owners. Reinsurance recoverable related to this reinsurance agreement was $1 billion as of December 31, 2023 and 2022 on the Consolidated Balance Sheets.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. As of December 31, 2023 and 2022, the Company had a deposit asset net of the allowance for credit losses of $1.0 billion and $1.3 billion, respectively, which is reported in Other assets on the Consolidated Balance Sheets.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

8.    Separate Accounts

The following tables present a rollforward of Separate account liabilities for the Wealth Solutions stabilizer and deferred annuity business, including a reconciliation to the Consolidated Balance Sheets, for the periods indicated:

	December 31, 2023			December 31, 2022
	Wealth Solutions Stabilizer	Wealth Solutions Deferred Annuity	Total	Wealth Solutions Stabilizer	Wealth Solutions Deferred Annuity	Total
Balance at January 1	$7,196	$68,373	$75,569	$8,091	$85,852	$93,943
Deposits	940	10,036	10,976	957	9,158	10,115
Fee income	(34)	(414)	(448)	(34)	(412)	(446)
Surrenders, withdrawals and benefits	(1,342)	(9,545)	(10,887)	(1,024)	(8,391)	(9,415)
Net transfers (from) to the separate account	—	(515)	(515)	—	(2,006)	(2,006)
Investment performance	415	13,505	13,920	(794)	(15,828)	(16,622)
Balance at end of period	$7,175	$81,440	$88,615	$7,196	$68,373	$75,569
Reconciliation to Consolidated Balance Sheets:

Other	1,667	2,070
Total Separate Accounts liabilities	$90,282	$77,639

Stabilizer products allow the contract holder to select either the market value of the account or the book value of the account at termination. The book value of the account is equal to deposits plus interest, less any withdrawals. The fair value is estimated using the income approach.

Cash surrender value represents the amount of the contract holders' account balances distributable at the balance sheet date, less certain surrender charges. The cash surrender value for Wealth Solutions deferred annuity products was $81,420 and $68,345 as of December 31, 2023 and 2022, respectively.

The aggregate fair value of assets, by major investment asset category, supporting separate accounts were as follows for the periods indicated:

	December 31,
	2023	2022
U.S. Treasury securities and obligations of U.S government corporations and agencies	$1,015	$1,586
Corporate debt and foreign securities:	2,528	2,307
Mortgage-backed securities	3,231	3,434
Equity securities (including mutual funds)	83,065	69,774
Cash, cash equivalents and short-term investments	399	311
Receivable for securities and accruals	44	227
Total	$90,282	$77,639

9.    Capital Contributions, Dividends and Statutory Information

Connecticut insurance law imposes restrictions on a Connecticut insurance company's ability to pay dividends to its parent. These restrictions are based in part on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the Connecticut Insurance Commissioner.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Under Connecticut insurance law, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (1) ten percent (10%) of VRIAC's earned statutory surplus at the prior year end or (2) VRIAC's prior year statutory net gain from operations. Connecticut law also prohibits a Connecticut insurer from declaring or paying a dividend except out of its earned surplus unless prior insurance regulatory approval is obtained.

During the year ended December 31, 2023, VRIAC declared and paid an ordinary dividend to its Parent in the aggregate amount of $310. During the year ended December 31, 2022, VRIAC declared and paid an ordinary dividend to its Parent in the aggregate amount of $48, as well as an extraordinary dividend in the aggregate amount of $809.

During the years ended December 31, 2023 and 2022, VRIAC did not receive capital contributions from its Parent.

The Company is subject to minimum risk-based capital ("RBC") requirements established by the Department. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital ("TAC"), as defined by the National Association of Insurance Commissioners ("NAIC"), to RBC requirements, as defined by the NAIC. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Certain assets that are not admitted under statutory accounting principles are charged directly to surplus. Depending on the regulations of the Department, the entire amount or a portion of an insurance company's asset balance can be non-admitted depending on specific rules regarding admissibility. The most significant non-admitted assets of the Company are typically a portion of deferred tax assets in excess of prescribed thresholds.

Statutory net income was $577, $549 and $794 for the years ended December 31, 2023, 2022 and 2021, respectively. Statutory capital and surplus was $2.0 billion and $1.8 billion for the years ended December 31, 2023 and 2022, respectively.

10.    Accumulated Other Comprehensive Income (Loss)

Shareholder's equity included the following components of AOCI as of the dates indicated.

	December 31,
	2023	2022	2021(2)
Fixed maturities, net of impairment	$(1,827)	$(2,544)	$2,126
Derivatives(1)	57	111	77
Change in current discount rate	(335)	(349)	(391)
Deferred income tax asset (liability)	571	712	(253)
Total	(1,534)	(2,070)	1,559
Pension and other postretirement benefits liability, net of tax	3	3	3
AOCI	$(1,531)	$(2,067)	$1,562
(1) Gains and losses reported in AOCI from hedge transactions that resulted in the acquisition of an identified asset are reclassified into earnings in the same period or periods during which the asset acquired affects earnings. As of December 31, 2023, the portion of the AOCI that is expected to be reclassified into earnings within the next twelve months is $15.
(2) Upon adoption of ASU 2018-12 on January 1, 2023, the DAC/VOBA adjustments on available-for-sale securities were reversed as of the January 1, 2021 transition date and in subsequent periods.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Changes in AOCI, including the reclassification adjustments recognized in the Consolidated Statements of Operations were as follows for the periods indicated:

	Year Ended December 31, 2023
	Before-Tax Amount		Income Tax (Benefit)	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$694		$(146)	$548
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	21		(4)	17
Change in unrealized gains (losses) on available-for-sale securities	715		(150)	565

Derivatives:
Derivatives	(36)	(1)	8	(28)
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(18)		4	(14)
Change in unrealized gains (losses) on derivatives	(54)		12	(42)

Change in current discount rate	16		(3)	13
Change in Accumulated other comprehensive income (loss)	$677		$(141)	$536
(1) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information

	Year Ended December 31, 2022
	Before-Tax Amount		Income Tax (Benefit)	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(4,731)		$994	$(3,737)
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	62		(13)	49
Change in unrealized gains (losses) on available-for-sale securities	(4,669)		981	(3,688)

Derivatives:
Derivatives	54	(1)	(11)	43
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(20)		4	(16)
Change in unrealized gains (losses) on derivatives	34		(7)	27

Change in current discount rate	41		(9)	32
Change in Accumulated other comprehensive income (loss)	$(4,594)		$965	$(3,629)
(1) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	Year Ended December 31, 2021
	Before-Tax Amount		Income Tax (Benefit)	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(755)		$159	$(596)
Other	(2)		—	(2)
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	(549)		115	(434)
Change in unrealized gains (losses) on available-for-sale securities	(1,306)		274	(1,032)

Derivatives:
Derivatives	25	(1)	(5)	20
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(21)		4	(17)
Change in unrealized gains (losses) on derivatives	4		(1)	3

Change in current discount rate	39		(8)	31
Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(1)	(2)	—	(1)
Change in pension and other postretirement benefits liability	(1)		—	(1)
Change in Accumulated other comprehensive income (loss)	$(1,264)		$265	$(999)
.
(1) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information
(2) See the Benefit Plans Note to these Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

11.    Revenue from Contracts with Customers

Financial services revenue is disaggregated by type of service in the following table:

	Year Ended December 31,
	2023	2022	2021
Advisory and R&A	$460	$473	$514
Distribution and shareholder servicing	73	75	90
Total financial services revenue	533	548	604
Revenue from other sources(1)	478	472	524
Total Fee income and Other revenue	$1,011	$1,020	$1,128

(1)Primarily consists of revenue from insurance contracts and financial instruments.

Net receivables of $94 and $90 are included in Other assets on the Consolidated Balance Sheets as of December 31, 2023 and 2022, respectively.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

12.    Income Taxes

Income tax expense (benefit) consisted of the following for the periods indicated:

	Year Ended December 31,
	2023	2022	2021
Current tax expense (benefit):
Federal	$14	$—	$(45)
Total current tax expense (benefit)	14	—	(45)
Deferred tax expense (benefit):
Federal	(1)	(51)	201
Total deferred tax expense (benefit)	(1)	(51)	201
Total income tax expense (benefit)	$13	$(51)	$156

Income taxes were different from the amount computed by applying the federal income tax rate to Income (loss) before income taxes for the following reasons for the periods indicated:

	Year Ended December 31,
	2023	2022	2021
Income (loss) before income taxes	$400	$282	$952
Tax rate	21.0%	21.0%	21.0%
Income tax expense (benefit) at federal statutory rate	84	59	200
Tax effect of:
Dividends received deduction	(36)	(42)	(33)
Security Life of Denver Company capital loss carryback (1)	(23)	—	—
Tax credits	(11)	(67)	(11)
Other	(1)	(1)	—
Income tax expense (benefit)	$13	$(51)	$156
Effective tax rate	3.2%	(18.1)%	16.4%
(1) See Other Tax Matters section below

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Temporary Differences

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of the dates indicated, are presented below.

	December 31,
	2023	2022
Deferred tax assets
Net unrealized investment losses	$372	$511
Loss carryforwards	183	224
Current discount rate (1)	70	73
Tax credits	65	59
Insurance reserves	61	—
Compensation and benefits	57	55
Investments	19	48
Total gross assets	827	970
Less: Valuation allowance	—	—
Assets, net of valuation allowance	$827	$970

Deferred tax liabilities
Deferred policy acquisition costs	$(178)	$(181)
Insurance reserves	—	(3)
Other liabilities	(16)	(12)
Total gross liabilities	(194)	(196)
Net deferred income tax asset (liability)	$633	$774
(1) Current discount rate is a result of the adoption of ASU 2018-12. See the Business, Basis of Presentation and Significant Accounting Policies Note to these Consolidated Financial Statements for additional information

The following table sets forth the federal and credit carryforwards for tax purposes as of the dates indicated:

	December 31,
	2023		2022
Federal net operating loss carryforward	$873	(1)	$1,065
Credit carryforward	65	(2)	59
(1) NOL not subject to expiration
(2) Expires between 2025 and 2032

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets ("DTA") will not be realized. As of December 31, 2023 and 2022, the Company had no valuation allowance. However, the application of intra-period tax allocation rules to benefits associated with capital deferred tax assets resulted in a valuation allowance as of December 31, 2023 and 2022 of $128 and $128, respectively, in continuing operations, offset by a corresponding benefit in Other comprehensive income.

The Company reviews all available positive and negative evidence to determine if a valuation allowance is recorded, including historical and projected pre-tax book income, tax planning strategies and reversals of temporary differences. As of December 31, 2023, the Company had year-to-date gains primarily on securities of $661 in Other comprehensive income, decreasing the related DTAs. Additionally, operating income remained positive for the period and was largely consistent with the 2022 year-end valuation allowance analysis. After evaluating the positive and negative evidence, the Company did not change its judgement regarding the realization of deferred tax assets and did not establish a valuation allowance in 2023.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Other Tax Matters

On January 4, 2021, Voya Financial completed a series of transactions pursuant to a Master Transaction Agreement ("MTA") with Resolution Life U.S. Holdings Inc. ("Resolution Life US"). As a part of these transactions, Resolution Life US acquired the Voya Financial's wholly owned subsidiary, Security Life of Denver Company ("SLD"). SLD generated capital losses in the 2022 tax year, which were included in a carryback claim for Voya Financial in accordance with the MTA and resulted in a $23 tax benefit to the Company and decrease to the effective tax rate (the "Security Life of Denver Company capital loss carryback").

Tax Sharing Agreement

As of December 31, 2023 and 2022, the Company had a (payable)/receivable to/from Voya Financial of $(16) and $4, respectively, for federal income taxes under the intercompany tax sharing agreement.

The results of the Company's operations are included in the consolidated tax return of Voya Financial. Generally, the Company's consolidated financial statements recognize the current and deferred income tax consequences that result from the Company's activities during the current and preceding periods pursuant to the provisions of Income Taxes (ASC 740) as if the Company were a separate taxpayer rather than a member of Voya Financial's consolidated income tax return group with the exception of any net operating loss carryforwards and capital loss carryforwards, which are recorded pursuant to the tax sharing agreement. If the Company instead were to follow a separate taxpayer approach without any exceptions, there would be no impact to income tax expense (benefit) for the periods indicated above. However, any current tax benefit related to the Company's tax attributes realized by virtue of its inclusion in the consolidated tax return of Voya Financial would have been recorded directly to equity rather than income. Under the tax sharing agreement, Voya Financial will pay the Company for the tax benefits of ordinary and capital losses only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

Unrecognized Tax Benefits

The Company had no unrecognized tax benefits as of December 31, 2023 and 2022.

Interest and Penalties

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income taxes and Income tax expense on the Consolidated Balance Sheets and the Consolidated Statements of Operations, respectively. The Company had no accrued interest as of December 31, 2023 and 2022.

Tax Regulatory Matters

For the tax years 2021 through 2023, the Company participated in the Internal Revenue Service ("IRS") Compliance Assurance Process ("CAP"), which is a continuous audit program provided by the IRS. For the 2023 tax year, the Company was in the Compliance Maintenance Bridge ("Bridge") phase of CAP. In the Bridge phase, the IRS did not conduct any review or provide any letters of assurance for that tax year.

Tax Legislative Matters

In August 2022, the Inflation Reduction Act was signed into law creating the corporate alternative minimum tax ("CAMT"). The IRS has only issued limited guidance on the CAMT, and uncertainty remains regarding the application of and potential adjustments to the CAMT. The Company is not subject to the CAMT based on this guidance and will continue to evaluate the applicability as more guidance is provided.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

13.    Financing Agreements

Reciprocal Loan Agreement

The Company maintains a reciprocal loan agreement with Voya Financial, an affiliate, to facilitate the handling of unanticipated short-term cash requirements that arise in the ordinary course of business. Under this agreement, which became effective in June 2001 and expires on April 1, 2026, either party can borrow from the other up to 3.0% of the Company's statutory admitted assets as of the preceding December 31. During the years ended December 31, 2023, 2022, and 2021, interest on any borrowing by either the Company or Voya Financial was charged at a rate based on the prevailing market rate for similar third-party borrowings for securities.

Under this agreement, the Company incurred interest expense of $3 and $1 for the years ended December 31, 2023, and 2022 and immaterial interest expense for the year ended December 31, 2021. The Company earned interest income of $18, $5 and $1 for the years ended December 31, 2023, 2022 and 2021. Interest expense and income are included in Interest expense and Net investment income, respectively, in the Consolidated Statements of Operations. As of December 31, 2023, the Company had $295 outstanding receivable and VIPS had a $31 outstanding payable. As of December 31, 2022, the Company had no outstanding receivable and VIPS had a $31 outstanding payable from/to Voya Financial under the reciprocal loan agreement.

14.    Benefit Plans

Defined Benefit Plan

Voya Services Company sponsors the Voya Retirement Plan (the "Retirement Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees) are eligible to participate.

The Retirement Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). Beginning January 1, 2012, the Retirement Plan adopted a cash balance pension formula instead of a final average pay ("FAP") formula, allowing all eligible employees to participate in the Retirement Plan. Participants will earn an annual credit equal to 4% of eligible compensation. Interest is credited monthly based on a 30-year U.S. Treasury securities bond rate published by the Internal Revenue Service in the preceding August of each year. The accrued vested cash pension balance benefit is portable; participants can take it if they leave the Company.

The costs allocated to the Company for its employees' participation in the Retirement Plan were $12, $14 and $13 for the years ended December 31, 2023, 2022 and 2021, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

Defined Contribution Plan

Voya Services Company sponsors the Voya Savings Plan (the "Savings Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees, including but not limited to Career Agents) are eligible to participate, including the Company's employees other than Company agents. Career Agents are certain, full-time insurance salespeople who have entered into a career agent agreement with the Company and certain other individuals who meet specified eligibility criteria ("Career Agents"). The Savings Plan is a tax qualified defined contribution plan. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. Voya Services Company matches such pre-tax contributions, up to a maximum of 6% of eligible compensation. Matching contributions are subject to a 4-year graded vesting schedule. Contributions made to the Savings Plan are subject to certain limits imposed by applicable law. The costs allocated to the Company for the Savings Plan were $21, $19 and $18, for the years ended December 31, 2023, 2022 and 2021, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

Non-Qualified Retirement Plans

The Company, in conjunction with Voya Services Company, offers certain eligible employees (other than Career Agents) a Supplemental Executive Retirement Plan and an Excess Plan (collectively, the "SERPs"). Benefit accruals under Aetna

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Financial Services SERPs ceased, effective as of December 31, 2001 and participants began accruing benefits under Voya Services SERPs. Benefits under the SERPs are determined based on an eligible employee's years of service and average annual compensation for the highest five years during the last ten years of employment.

Effective January 1, 2012, the Supplemental Executive Retirement Plan was amended to coordinate with the amendment of the Retirement Plan from its current final average pay formula to a cash balance formula.

The Company, in conjunction with Voya Services Company, sponsors the Pension Plan for Certain Producers of Voya Retirement Insurance and Annuity Company (the "Agents Non-Qualified Plan"). This plan covers Career Agents. The Agents Non-Qualified Plan was frozen effective January 1, 2002. In connection with the termination, all benefit accruals ceased and all accrued benefits were frozen.

The SERPs and Agents Non-Qualified Plan are non-qualified defined benefit pension plans, which means all the SERPs benefits are payable from the general assets of the Company and Agents Non-Qualified Plan benefits are payable from the general assets of the Company and Voya Services Company. These non-qualified defined benefit pension plans are not guaranteed by the PBGC.

Obligations and Funded Status

The following table summarizes the benefit obligations for the SERPs and Agents Non-Qualified Plan as of December 31, 2023 and 2022:

	Year Ended December 31,
	2023	2022
Change in benefit obligation:
Benefit obligation, January 1	$61	$78
Interest cost	3	2
Benefits paid	(5)	(6)
Actuarial (gains) losses on obligation	1	(13)
Benefit obligation, December 31	$60	$61
(1) Includes actuarial loss of $1 due to change in discount rate for the year ended December 31, 2023. The discount rate decreased 0.19% during 2023 driven by a decrease in corporate AA yields.

Amounts recognized on the Consolidated Balance Sheets in Other liabilities and in AOCI were as follows as of December 31, 2023 and 2022:

	December 31,
	2023	2022
Accrued benefit cost	$(60)	$(61)
Net amount recognized	$(60)	$(61)
(1)Accrued benefit cost is included in Other liabilities on the Consolidated Balance Sheets.

Assumptions

The discount rate used in the measurement of the December 31, 2023 and 2022 benefit obligation for the SERPs and Agents Non-Qualified Plan, were as follows:

	2023	2022
Discount rate	5.28%	5.47%

In determining the discount rate assumption, the Company utilizes current market information provided by its plan actuaries, including a discounted cash flow analysis of the Company's pension obligation and general movements in the current market

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

environment. The discount rate modeling process involves selecting a portfolio of high quality, noncallable bonds that will match the cash flows of the SERPs and Agents Non-Qualified Plan.

The weighted-average discount rate used in calculating the net pension cost was as follows:

	2023	2022	2021
Discount rate	5.47%	3.00%	2.67%

Since the benefit plans of the Company are unfunded, an assumption for return on plan assets is not required.

Net Periodic Benefit Costs

Net periodic benefit costs for the SERPs and Agents Non-Qualified Plan were as follows for the years ended December 31, 2023, 2022 and 2021:

	Year Ended December 31,
	2023	2022	2021
Interest cost	$3	$2	$2
Net (gain) loss recognition	1	(13)	(3)
Net periodic (benefit) cost	$4	$(11)	$(1)

Expected Future Benefit Payments

The following table summarizes the expected benefit payments related to the SERPs and Agents Non-Qualified Plan for the years indicated:

2024	$6
2025	6
2026	6
2027	5
2028	5
2029-2033	23

In 2024, the Company is expected to contribute $6 to the SERPs and Agents Non-Qualified Plan.

Share Based Compensation Plans

Certain employees of the Company participate in the 2013, 2014 and 2019 Omnibus Employee Incentive Plans ("the Omnibus Plans") sponsored by Voya Financial. The Omnibus Plans each permit the granting of a wide range of equity-based awards, including restricted stock units ("RSUs"), performance share units ("PSUs"), and stock options.

The Company was allocated compensation expense from Voya Financial of $34, $35 and $34 for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company recognized tax benefits of $7, $8 and $8 for the years ended 2023, 2022 and 2021, respectively.

All excess tax benefits and tax deficiencies related to share-based compensation are reported in Net Income.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Other Benefit Plans

In addition, the Company, in conjunction with Voya Services Company, sponsors the following benefit plans:

•The Voya 401(k) Plan for VRIAC Agents, which allows participants to defer a specified percentage of eligible compensation on a pre-tax basis. Effective January 1, 2006, the Company match equals 60% of a participant's pre-tax deferral contribution, with a maximum of 6% of the participant's eligible pay. A request for a determination letter on the qualified status of the Voya 401(k) Plan for VRIAC Agents was filed with the IRS on January 1, 2014. A favorable determination letter was received dated August 28, 2014.
•The Producers' Incentive Savings Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis. The Company matches such pre-tax contributions at specified amounts.
•The Producers' Deferred Compensation Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis.
•Certain health care and life insurance benefits for retired employees and their eligible dependents. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually and the Company subsidizes a portion of the monthly per-participant premium. Prior to April 1, 2017, coverage for Medicare eligible retirees was provided through a fully insured Medicare Advantage plan. Effective April 1, 2017, the fully insured Medicare Advantage Plan was replaced with access to individual coverage through a private exchange. The Company's premium subsidy ended and was replaced with a monthly HRA contribution. The Company continues to offer access to medical coverage until retirees become eligible for Medicare. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.
•The Voya Financial Deferred Compensation Savings Plan, which is a non-qualified deferred compensation plan that includes a 401(k) excess component.

The benefit charges incurred by the Company related to these plans were immaterial for the years ended December 31, 2023, 2022, and 2021.

15.    Commitments and Contingencies

Leases

All of the Company's expenses for leased and subleased office properties are paid for by an affiliate and allocated back to the Company, as all remaining operating leases were executed by Voya Services Company as of December 31, 2008, which resulted in the Company no longer being party to any operating leases. For the years ended December 31, 2023, 2022 and 2021, rent expense for leases was $2, $3 and $3, respectively.
Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities, mortgage loans, or money market instruments, at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either a higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. As of December 31, 2023 the Company had off-balance sheet commitments to acquire mortgage loans of $56 and purchase limited partnerships and private placement investments of $689.

Restricted Assets

The Company is required to maintain assets on deposit with various regulatory authorities to support its insurance operations. The Company may also post collateral in connection with certain securities lending, repurchase agreements, funding agreements, letter of credit ("LOC") and derivative transactions as described further in this note.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The components of the fair value of the restricted assets were as follows as of the dates indicated:

	December 31,
	2023	2022
Fixed maturity collateral pledged to FHLB(1)	$1,205	$997
FHLB restricted stock(2)	33	35
Other fixed maturities-state deposits	11	11
Cash and cash equivalents	2	2
Securities pledged(3)	798	792
Total restricted assets	$2,049	$1,837
(1) Included in Fixed maturities, available for sale, at fair value, on the Consolidated Balance Sheets.
(2) Included in Other investments on the Consolidated Balance Sheets.
(3) Includes the fair value of loaned securities of $645 and $690 as of December 31, 2023 and 2022, respectively. In addition, as of December 31, 2023 and 2022, the Company delivered securities as collateral of $153 and $102, respectively. Loaned securities and securities delivered as collateral are included in Securities pledged on the Consolidated Balance Sheets.

Federal Home Loan Bank Funding

The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”) and is required to pledge collateral to back funding agreements issued to the FHLB. As of December 31, 2023 and 2022, the Company had $671 and $730, respectively, in non-putable funding agreements, which are included in Future policy benefits and contract owner account balances on the Consolidated Balance sheets. As of December 31, 2023 and 2022, assets with a market value of approximately $1,205 and $997, respectively, collateralized the FHLB funding agreements. Assets pledged to the FHLB are included in Fixed maturities, available for sale, at fair value on the Consolidated Balance Sheets.

Litigation, Regulatory Matters and Loss Contingencies

Litigation, regulatory and other loss contingencies arise in connection with the Company's activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek or they may be required only to state an amount sufficient to meet a court's jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including negligence, breach of contract, fraud, violation of regulation or statute, breach of fiduciary duty, negligent misrepresentation, failure to supervise, elder abuse and other torts.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter is difficult to predict and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies.

While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

possible that an adverse outcome in certain of the Company's litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2023, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, as not material to the Company.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company's accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

Litigation includes Ravarino, et al. v. Voya Financial, Inc., et al. (USDC District of Connecticut, No. 3:21-cv-01658)(filed December 14, 2021). In this putative class action, the plaintiffs allege that the named defendants, which include the Company, breached their fiduciary duties of prudence and loyalty in the administration of the Voya 401(k) Savings Plan. The plaintiffs claim that the named defendants did not exercise proper prudence in their management of allegedly poorly performing investment options, including proprietary funds, and passed excessive investment-management and other administrative fees for proprietary and non-proprietary funds onto plan participants. The plaintiffs also allege that the defendants engaged in self-dealing through the inclusion of the Voya Stable Value Option into the plan offerings and by setting the “crediting rate” for participants’ investment in the Stable Value Fund artificially low in relation to Voya’s general account investment returns in order to maximize the spread and Voya’s profits at the participants’ expense. The complaint seeks disgorgement of unjust profits as well as costs incurred. On June 13, 2023, the Court issued a ruling granting in part and denying in part Voya's motion to dismiss. The court largely dismissed the claims for breach of fiduciary duty. The remaining claims concern allegations of breaches of the ERISA prohibited transactions rule and a claim for failure to monitor the Voya Small Cap Growth fund. The Company denies the allegations, which it believes are without merit, and intends to defend the case vigorously.

16.    Related Party Transactions

Operating Agreements

VRIAC has certain agreements whereby it generates revenues and incurs expenses with affiliated entities. The agreements are as follows:

•Investment Advisory agreement with Voya Investment Management LLC ("VIM"), an affiliate, in which VIM provides asset management, administrative and accounting services for VRIAC's general account. VRIAC incurs a fee, which is paid quarterly, based on the value of the assets under management. For the years ended December 31, 2023, 2022 and 2021, expenses were incurred in the amounts of $64, $68 and $69, respectively.

•Services agreements with Voya Services Company and other insurance and non-insurance company affiliates for administrative, management, financial and information technology services. For the years ended December 31, 2023, 2022 and 2021, expenses were incurred in the amounts of $457, $454 and $505, respectively.

•Intercompany agreement with VIM, as amended pursuant to which VIM agreed, effective January 1, 2010, to pay the Company, on a monthly basis, a portion of the revenues VIM earns as investment adviser to certain U.S. registered investment companies that are investment options under certain of the Company's variable insurance products. For the

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

years ended December 31, 2023, 2022 and 2021, revenue under the VIM intercompany agreement was $52, $56 and $67, respectively.

•Variable annuity, fixed insurance and mutual fund products issued by VRIAC are sold by Voya Financial Advisors, an affiliate of VRIAC. For the years ended December 31, 2023, 2022 and 2021 commission expenses incurred by VRIAC were $72, $72 and $84, respectively.

Management and service contracts and all cost sharing arrangements with other affiliated companies are allocated in accordance with the Company's expense and cost allocation methods. Revenues and expenses recorded as a result of transactions and agreements with affiliates may not be the same as those incurred if the Company was not a wholly owned subsidiary of its Parent.

Investment Advisory and Other Fees

VFP acts as a distributor of insurance products issued by its affiliates, which may in turn invest in mutual fund products issued by certain of its affiliates. For each of the years ended December 31, 2023, 2022 and 2021, distribution revenues received by VFP related to affiliated mutual fund products were $24, $26, and $31.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Schedule I

Summary of Investments – Other than Investments in Affiliates
As of December 31, 2023
(In millions)

Type of Investments	Cost	Fair Value	Amount Shown on Consolidated Balance Sheets
Fixed maturities
U.S. Treasuries	$297	$275	$275
U.S. Government agencies and authorities	32	30	30
State, municipalities and political subdivisions	623	554	554
U.S. corporate public securities	6,291	5,605	5,605
U.S. corporate private securities	3,861	3,636	3,636
Foreign corporate public securities and foreign governments(1)	2,214	2,022	2,022
Foreign corporate private securities(1)	2,385	2,299	2,299
Residential mortgage-backed securities	2,631	2,532	2,532
Commercial mortgage-backed securities	2,781	2,358	2,358
Other asset-backed securities	1,564	1,528	1,528
Total fixed maturities, including securities pledged	22,679	20,839	20,839
Equity securities	65	65	65
Mortgage loans on real estate	4,048	3,829	4,026
Policy loans	161	161	161
Short-term investments	86	86	86
Limited partnerships/corporations	1,046	1,046	1,046
Derivatives	(3)	213	213
Other investments	88	88	88
Total investments	$28,170	$26,327	$26,524
(1) Primarily U.S. dollar denominated.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Schedule IV

Reinsurance
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Gross		Ceded		Assumed	Net		Percentage of Assumed to Net
Year Ended December 31, 2023
Life insurance in force	$5,903		$6,055		$152	$—		NM**
Premiums:
Accident and health insurance	—	*	—	*	—	—	*	—%
Annuity contracts	31		2		—	29		—%
Total premiums	$31		$2		$—	$29		—%

Year Ended December 31, 2022
Life insurance in force	$6,371		$6,536		$165	$—		NM**
Premiums:
Accident and health insurance	—	*	—	*	—	—	*	—%
Annuity contracts	18		2		—	16		—%
Total premiums	$18		$2	*	$—	$16		—%

Year Ended December 31, 2021
Life insurance in force	$7,006		$7,184		$178	$—		NM**
Premiums:
Accident and health insurance	—	*	—	*	—	—	*	—%
Annuity contracts	9		2,459		—	(2,450)		—%
Total premiums	$9		$2,459	*	$—	$(2,450)		—%
* Less than $1
** Not meaningful

Item 9.    Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

The Company carried out an evaluation, under the supervision and with the participation of its management, including its Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act as of the end of the period covered by this report. Based on that evaluation, the Chief Executive Officer and the Chief Financial Officer have concluded that the Company's current disclosure controls and procedures are effective in ensuring that material information relating to the Company required to be disclosed in the Company's periodic SEC filings is made known to them in a timely manner.

Management's Annual Report on Internal Control Over Financial Reporting

Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) for the Company. The Company's internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements of the Company in accordance with U.S. generally accepted accounting principles. The Company's internal control over financial reporting includes those policies and procedures that:

▪pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company;
▪provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. generally accepted accounting principles and that receipts and expenditures are being made only in accordance with authorizations of the Company's management and directors; and
▪provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management has assessed the effectiveness of the Company's internal control over financial reporting as of December 31, 2023. In making its assessment, management has used the criteria set forth in "Internal Control - Integrated Framework (2013)" issued by the Committee of Sponsoring Organizations of the Treadway Commission.

In the opinion of management, the Company has maintained effective internal control over financial reporting as of December 31, 2023.

Attestation Report of the Company's Registered Public Accounting Firm

This annual report does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to Title IX, Section 989G of the Dodd-Frank Act, which provides non-accelerated filers such as the Company with an exemption from Section 404(b) of the Sarbanes-Oxley Act, the provision that otherwise requires an issuer to provide an attestation report by its registered public accounting firm on management's assessment of internal control over financial reporting.

Changes in Internal Control Over Financial Reporting

There were no changes to the Company's internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that occurred during the year ended December 31, 2023 that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

PART III

Item 10. Directors, Executive Officers and Corporate Governance

Omitted pursuant to General Instruction I(2) of Form 10-K.

Item 11.     Executive Compensation

Omitted pursuant to General Instruction I(2) of Form 10-K.

Item 12.     Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Omitted pursuant to General Instruction I(2) of Form 10-K.

Item 13.     Certain Relationships, Related Transactions and Director Independence

Omitted pursuant to General Instruction I(2) of Form 10-K.

Item 14.     Principal Accounting Fees and Services

In 2023 and 2022, Ernst & Young LLP ("Ernst & Young") served as the principal external auditing firm for Voya Financial, Inc., including Voya Retirement Insurance and Annuity Company ("VRIAC"). Voya Financial, Inc.'s subsidiaries, including VRIAC, are allocated Ernst & Young fees attributable to services rendered by Ernst & Young to each subsidiary. Ernst & Young fees allocated to the Company along with a description of the services rendered by Ernst & Young to the Company are detailed below for the periods indicated.

	Year Ended December 31,
($ in millions)	2023		2022
Audit fees	$4		$4
Audit-related fees	1		1
Tax fees	—	*	—	*
	$5		$5
*Less than $1.

Audit fees

Audit fees were allocated to VRIAC and include fees associated with professional services rendered by the auditors for the audit of the annual financial statements of the Company and review of the Company's interim financial statements.

Audit-related fees

Audit-related fees were allocated to VRIAC and include the audit of service organization control reports.

Tax fees

Tax fees allocated to VRIAC were primarily for tax compliance. These services consisted of tax compliance, including the review of tax disclosures and proper completion of tax forms, assistance with questions regarding tax audits and tax planning and advisory services related to common forms of domestic taxation (i.e., income tax and capital tax).

Pre-approval policies and procedures

VRIAC is subject to the pre-approval policies and procedures of Voya Financial, Inc. Audit, audit-related and non-audit services provided to the Company by the independent registered public accountants of Voya Financial, Inc. (the "External Auditor") are included in the total annual budgeted amounts for Voya Financial, Inc. and pre-approved by the audit committee of Voya Financial, Inc. (the "Voya Financial audit committee"). Pursuant to the pre-approval policies and procedures of Voya

Financial, Inc., the Voya Financial audit committee is required to pre-approve all services provided by the External Auditor to Voya Financial, Inc. and its subsidiaries, including the Company.

In 2023 and 2022, 100% of each of the audit, audit-related services and tax services provided to the Company were pre-approved by the audit committee of Voya Financial, Inc.

PART IV

Item 15.     Exhibits, Consolidated Financial Statement Schedules

a.    The following documents are filed as part of this report:

1.Financial statements (See Part II, Item 8. Financial Statements and Supplementary data)
Consolidated Balance Sheets
Consolidated Statements of Operations
Consolidated Statements of Comprehensive Income
Consolidated Statements of Changes in Shareholder's Equity
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm

2.Financial statement schedules.
Schedule I - Summary of Investments - Other than Investments in Affiliates
Schedule IV - Reinsurance

3.Exhibits

Voya Retirement Insurance and Annuity Company ("VRIAC")
Form 10-K for Fiscal Year Ended December 31, 2023

Exhibit Index
Exhibit Number	Description of Exhibit
3.1	Certificate of Incorporation as amended and restated October 1, 2007, incorporated by reference to the ILIAC Form 10-K, as filed with the SEC on March 31, 2008 (File No. 33-23376).
3.2
Amended and Restated ING Life Insurance and Annuity Company By-Laws, effective October 1, 2007, incorporated by reference to the ILIAC Form 10-K, as filed with the SEC on March 31, 2008 (File No. 33-23376).

3.3
Amended and Restated Certificate of Incorporation of Voya Retirement Insurance and Annuity Company (formerly ING Life Insurance and Annuity Company) (Amended and Restated as of September 30, 2014), incorporated by reference to the VRIAC Form 10-Q, as filed with the SEC on November 12, 2014 (File No. 33-23376).

3.4
Amended and Restated Bylaws of Voya Retirement Insurance and Annuity Company effective September 1, 2014, incorporated by reference to the VRIAC Form 10-Q, as filed with the SEC on November 12, 2014 (File No. 33-23376).

10.1
Tax Sharing Agreement between ILIAC, ING America Insurance Holdings, Inc. (nka ING U.S., Inc.) and affiliated companies, effective January 1, 2001, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).

10.2
Investment Advisory Agreement between ILIAC and ING Investment Management LLC, dated March 31, 2001, as amended effective January 1, 2003, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).

10.3
Services Agreement between ILIAC and ING North America Insurance Corporation, dated as of January 1, 2001, as amended effective January 1, 2002, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).

10.4	Services Agreement between ILIAC and ING Financial Advisers, LLC, effective June 1, 2002, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).
10.5	Amended and Restated Administrative Services Agreement, between RLNY, VRIAC and the affiliated insurance companies specified in Exhibit A of the Agreement, dated as of October 1, 2022
10.6
Amendment to Investment Advisory Agreement between ILIAC and ING Investment Management LLC, effective October 14, 2003, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).

10.7
Amendment Number 2006-1 to Services Agreement, dated as of September 11, 2006, between ILIAC and ING North America Insurance Corporation, incorporated by reference to the Company's Form 10-Q filed on November 13, 2006 (File No. 033-23376).

10.8
Administrative Services Agreement, dated as of October 1, 1998, among Aetna Life Insurance and Annuity Company (nka ILIAC), Aetna Life Insurance Company and The Lincoln National Life Insurance Company, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.9
Administrative Services Agreement, dated as of October 1, 1998, among Aetna Life Insurance and Annuity Company (nka ILIAC), Aetna Life Insurance Company and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.10
Coinsurance Agreement, dated as of October 1, 1998, between Aetna Life Insurance and Annuity Company (nka ILIAC) and The Lincoln National Life Insurance Company, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.11
Coinsurance Agreement, dated as of October 1, 1998, between Aetna Life Insurance and Annuity Company (nka ILIAC) and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.12
Modified Coinsurance Agreement, dated as of October 1, 1998, between Aetna Life Insurance and Annuity Company (nka ILIAC) and The Lincoln National Life Insurance Company, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.13
Modified Coinsurance Agreement, dated as of October 1, 1998, between Aetna Life Insurance and Annuity Company (nka ILIAC) and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.14
Assignment and Assumption Agreement, dated as of March 19, 2007, effective as of March 1, 2007, between ILIAC, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

Exhibit Index
Exhibit Number	Description of Exhibit
10.15
Amendment No. 1 to Coinsurance Agreement, effective March 1, 2007, between ILIAC and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.16
Amendment No. 1 to Coinsurance Agreement, effective March 1, 2007, between ILIAC and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.17
Grantor Trust Agreement, dated as of March 19, 2007 and effective as of March 1, 2007, among ILIAC, Lincoln Life & Annuity Company of New York and The Bank of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.18
Amendment Number 3, effective January 1, 2009, to Investment Advisory Agreement, between ILIAC and ING Investment Management LLC, incorporated by reference to the Company's Form 10-K/A filed on April 5, 2010 (File No. 033-23376).

10.19
Federal Tax Sharing Agreement, effective January 1, 2013, between lNG U.S., Inc. and each of its undersigned Subsidiaries, including ILIAC, incorporated by reference to the Company's Form 10-Q filed on May 14, 2013 (File No. 033-23376).

10.20
Intercompany Agreement, dated as of December 22, 2010, effective January 1, 2010, as amended, between ILIAC (nka VRIAC) and ING Investment Management LLC (nka Voya Investment Management LLC), incorporated by reference to the Company’s Form 10-Q filed on August 9, 2017 (File No. 033-23376).

10.21
Amendment No. 6, entered into on June 29, and effective as of July 1, 2017, amends the Intercompany Agreement, dated as of December 22, 2010, effective as of January 1, 2010, as amended, by and between VRIAC and Voya Investment Management LLC, incorporated by reference to the Company’s Form 10-Q filed on August 9, 2017 (File No. 033-23376).

10.22
Amendment No. 9, entered into on February 28, 2020 amends the Intercompany Agreement, dated as of December 22, 2010, as amended by Voya Investment Management LLC and VRIAC, incorporated by reference to the Company’s Form 10-Q filed August 13, 2021 (File No. 033-23376).

10.23
Amendment No. 10, entered into on June 22, 2023, and effective as of January 1, 2023, amends the Intercompany Agreement, dated as of December 22, 2010, effective January 1, 2010, as amended, by and between VRIAC and Voya Investment Management LLC, incorporated by reference to the Company’s Form 10-Q filed August 10, 2023 (File No. 033-23376).

10.24
Account Control Agreement, dated as of February 8, 2018, among VRIAC, Federal Home Loan Bank of Boston and The Bank of New York Mellon, incorporated by reference to the Company’s Form 10-Q filed on May 10, 2018 (File No. 033-23376).

10.25
Agreement for Advances, Collateral, Pledge and Security Agreement, effective as of February 8, 2018, by and between VRIAC and Federal Home Loan Bank of Boston, incorporated by reference to the Company’s Form 10-Q filed on May 10, 2018 (File No. 033-23376).

10.26
Second Amended and Restated Services Agreement, dated as of March 1, 2019, between VRIAC, the affiliated insurance companies and certain other affiliated companies specified in Exhibit B of the Agreement, incorporated by reference to the Company's Form 10-Q filed on May 9, 2019 (File Number 033-23376).

10.27
Amendment Number 4, effective as of October 1, 2019, to Investment Advisory Agreement, between VRIAC and Voya Investment Management LLC (f/k/a ING Investment Management LLC), incorporated by reference to the Company's Form 10-K filed on March 19, 2020 (File Number 033-23376)

10.28	Reciprocal Loan Agreement, dated as of April 1, 2021, between VRIAC & Voya Financial, Inc., incorporated by reference to the Company’s Form 10-Q filed on August 13, 2021 (File Number 033-23376).
10.29
Second Amendment Number 2021-1, effective August 14, 2021 to the Investment Advisory, Management and Support Services Agreement, entered into as of January 1, 1997, as amended by Amendment 2015-1, between VRIAC and Voya Investment Management Co. LLC. (Stabilizer), incorporated by reference to the Company’s Form 10-Q filed on November 12, 2021 (File Number 033-23376).

10.30
Investment Support Services Agreement is entered into as of entered into as of August 14, 2021, between Voya Investment Co. LLC. And VRIAC. (“Managed Custody Account Contracts”), incorporated by reference to the Company’s Form 10-Q filed on November 12, 2021 (File Number 033-23376).

10.31	Services Agreement is entered into as of December 1, 2022 between VRIAC and VBC.
14.	ING Code of Ethics for Financial Professionals, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).
23.1+	Consent of Ernst & Young LLP
31.1+	Certificate of Michael R. Katz pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit Index
Exhibit Number	Description of Exhibit
31.2+	Certificate of Robert L. Grubka pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1+	Certificate of Michael R. Katz pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2+	Certificate of Robert L. Grubka pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.INS+	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH+	XBRL Taxonomy Extension Schema
101.CAL+	XBRL Taxonomy Extension Calculation Linkbase
101.DEF+	XBRL Taxonomy Extension Definition Linkbase
101.LAB+	XBRL Taxonomy Extension Label Linkbase
101.PRE+	XBRL Taxonomy Extension Presentation Linkbase

+Filed herewith.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 7, 2024		Voya Retirement Insurance and Annuity Company
(Date)	(Registrant)

	By:	/s/	Michael R. Katz
Michael R. Katz Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on or before March 7, 2024.

	Signatures	Title

/s/	Robert L. Grubka	Director, Chairman and President
Robert L. Grubka

/s/	Youssef A. Blal	Director
Youssef A. Blal

/s/	Neha V. Jain	Director
Neha V. Jain

/s/	Francis G. O'Neil	Director
Francis G. O'Neil

/s/	Amelia J. Vaillancourt	Director
Amelia J. Vaillancourt

/s/	Mona M. Zielke	Director
Mona M. Zielke

/s/	Michael R. Katz	Director and Chief Financial Officer
Michael R. Katz